                                                  Filed Pursuant to Rule 497(e)
                                                   File Nos. 811-6229; 33-37783

------------------------------------------------------------------------------

                             THE GOVETT FUNDS, INC.

                       SUPPLEMENT DATED DECEMBER 21, 1995
      TO THE PROSPECTUS DATED MAY 1, 1995, AS SUPPLEMENTED OCTOBER 26, 1995

-------------------------------------------------------------------------------

     On December 7, 1995, an agreement was signed to sell John Govett & Co. Limited ("John Govett"), the investment manager of The Govett Funds, Inc. (the "Funds"), to John Govett Holdings Limited, a newly-formed, majority-owned subsidiary of the AIB Group of Companies of Dublin, Ireland ("AIB"), in a stock sale that is currently scheduled to close in late December. Closing of the Sale is subject to the satisfaction or receipt of a number of customary conditions and approvals.

     In connection with the proposed sale, the Directors of The Govett Funds have approved (i) a new investment management agreement with John Govett, under its new ownership, for all of the Funds, and (ii) a new subadvisory agreement between John Govett and Govett Asset Management Company ("GAMCO"), subadvisor to the Smaller Companies Fund. GAMCO is not being purchased by AIB and will change its name to Berkeley Capital Management. No change in the portfolio management of any Govett Fund or in the advisory fees paid by the Funds is expected to occur as a result of the Sale.

     The shareholders of The Govett Funds will also be asked to approve the new management and subadvisory agreements. A proxy statement describing these matters in greater detail is expected to be sent to Govett Fund shareholders shortly in preparation for a special shareholders' meeting scheduled for early 1996.

                               * * * * * * * * * *

     Effective December 30, 1995, Jeffrey Bernstein will take over responsibility as portfolio manager of the Smaller Companies Fund. Mr. Bernstein joined GAMCO at the end of November, 1995. Prior to that time he was a vice president at Bankers Trust where he was assistant portfolio manager of the bank's small and mid-cap collective funds, under the Global Investment Management Division, and of the BT Investment Small Cap Fund, an open-end mutual fund. He came to Bankers Trust from Cowen Asset Management, where he was a vice president specalizing in analysis of the technology sector. He graduated from Union College in 1988.

                                     [LOGO]

                             THE GOVETT FUNDS, INC.

                          PROSPECTUS DATED MAY 1, 1995

The Govett Funds, Inc. (the "Company") is an open-end management investment company, presently consisting of the following six portfolios (individually a "Fund," and together the "Funds"):

GOVETT INTERNATIONAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of companies located throughout the world.

GOVETT EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers located in emerging markets. (AN INVESTMENT IN THIS FUND SHOULD BE CONSIDERED SPECULATIVE, SINCE IT WILL INVEST IN EMERGING MARKET COUNTRIES, AS DISCUSSED ELSEWHERE IN THIS PROSPECTUS.)

GOVETT SMALLER COMPANIES FUND seeks long-term capital appreciation by investing primarily in equity securities of smaller companies.

GOVETT PACIFIC STRATEGY FUND seeks long-term capital appreciation by investing primarily in equity securities of companies located in the Pacific Rim.

GOVETT LATIN AMERICA FUND seeks long-term capital appreciation by investing primarily in equity and debt securities of issuers located in Latin America. (AN INVESTMENT IN THIS FUND SHOULD BE CONSIDERED SPECULATIVE AND IS SUBJECT TO SPECIAL RISK FACTORS SINCE IT WILL INVEST IN LATIN AMERICAN COUNTRIES, AS DISCUSSED ELSEWHERE IN THIS PROSPECTUS.)

GOVETT GLOBAL INCOME FUND (FORMERLY NAMED THE GOVETT GLOBAL GOVERNMENT INCOME
FUND) seeks primarily a high level of current income, consistent with preservation of capital, by investing primarily in foreign debt securities, and has a secondary objective of capital appreciation.

The Funds' investment manager is John Govett & Co. Limited ("John Govett" or the "Manager"), a United Kingdom corporation and an affiliate of Govett & Company Limited (together with its subsidiaries, the "Govett Group").

Please read this Prospectus carefully before investing and retain it for future reference. It is designed to provide you with concise information and to help you decide if the Funds' goals match your own. A Statement of Additional Information about the Funds dated the same date as this Prospectus, as amended from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is available, upon request and without charge, by writing to Van Kampen American Capital Distributors, Inc. (the "Distributor"), One Parkview Plaza, Oakbrook Terrace, Illinois 60181, or by calling (800) 634-6838.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

PROSPECTUS SUMMARY                                                                         3

SUMMARY OF INVESTOR COSTS                                                                  6

FINANCIAL HIGHLIGHTS                                                                      10

MULTIPLE PRICING SYSTEM                                                                   12

THE FUNDS                                                                                 14

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS                                   15

MANAGEMENT OF THE FUNDS                                                                   28

HOW TO PURCHASE SHARES                                                                    35

SALES CHARGES CHART -- CLASS A                                                            37

HOW TO MAKE EXCHANGES                                                                     42

HOW TO REDEEM SHARES                                                                      44

TELEPHONE TRANSACTIONS                                                                    47

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION                                      48

OTHER INFORMATION                                                                         50

APPENDIX A: DESCRIPTION OF DEBT RATINGS                                                  A-1

APPENDIX B: QUICK REFERENCE GUIDE                                                        B-1

APPLICATION FORM

                               PROSPECTUS SUMMARY

GOVETT INTERNATIONAL EQUITY FUND                    GOVETT PACIFIC STRATEGY FUND
GOVETT EMERGING MARKETS FUND                           GOVETT LATIN AMERICA FUND
GOVETT SMALLER COMPANIES FUND                          GOVETT GLOBAL INCOME FUND

--------------------------------------------------------------------------------

The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in this summary are to headings in the body of the Prospectus.

Investment Objectives:    The investment objective of the Govett International Equity Fund,
                          Govett Emerging Markets Fund, Govett Smaller Companies Fund, Govett
                          Pacific Strategy Fund, and Govett Latin America Fund is long-term capital appreciation. The Govett Global Income Fund seeks primarily a high level of current income, consistent with preservation of capital, and has a secondary objective of capital appreciation. See "Investment
                          Objectives, Policies and Risk Considerations" for each Fund.
------------------------------------------------------------------------------------------------
Investment Manager:       John Govett & Co. Limited, a U.K.-based investment management company whose investment activities date back to the 1920s. See "Management of the Funds."
------------------------------------------------------------------------------------------------
Shares Available          Brokerage and securities firms nationwide, or directly through the
Through:                  Funds' Services Agent by calling (800) 421-6714. See "How to Purchase
                          Shares."
------------------------------------------------------------------------------------------------
Multiple Pricing System:  The Funds have designated three classes of shares, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. As of January 1, 1995, all of the previously outstanding shares of each Fund were redesignated as Class A shares without any other changes, and Class B and Class C shares were authorized for issuance. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B and Class C shares are expected to be lower than the per share dividends on Class A shares.
                          See "Multiple Pricing System." For information on redeeming shares, see "How to Redeem Shares."

AT PRESENT, ONLY CLASS A SHARES OF THE FUNDS ARE AVAILABLE TO THE GENERAL PUBLIC. IT IS ANTICIPATED THAT CLASS B AND CLASS C SHARES WILL BE AVAILABLE SHORTLY.

                          The following table compares certain aspects relating to the purchase of shares of the three classes:

                                  CLASS A                   CLASS B*                   CLASS C*
                         -------------------------  -------------------------  -------------------------
Sales Charges            Initial sales charge at    CDSC of 4% to 1% applies   CDSC of 1% applies to
                         time of investment of up   to shares redeemed within  shares redeemed within
                         to 4.95%, depending on     first 6 years following    1st year following
                         amount of investment.      purchase; no CDSC after 6  purchase.
                         On investments of $1       years.
                         million or more, no
                         initial sales charge; may
                         be subject to a 1% CDSC
                         if redeemed within 1st
                         year following purchase.
12b-1 Distribution Fee   0.50% (0.35% Global        0.75% for first 7 years    0.75% for all Funds.
                         Income Fund).              for all Funds. At the
                                                    beginning of the 8th
                                                    year, Class B shares
                                                    convert automatically to
                                                    Class A shares.
Service Fee              None.                      0.25% for first 7 years    0.25% for all Funds.
                                                    for all Funds. During the
                                                    8th year, Class B shares
                                                    convert automatically to
                                                    Class A shares.

* AT PRESENT, CLASS B AND CLASS C SHARES ARE NOT AVAILABLE FOR PURCHASE BY THE GENERAL PUBLIC.

------------------------------------------------------------------------------------------------
Exchange Privileges:      Shares of one Fund may be exchanged for shares of the same class of any other Fund. See "How to Make Exchanges."
------------------------------------------------------------------------------------------------
Distributions/Dividends:  Distributions are paid annually from capital gains and income for the
                          Govett International Equity Fund, Govett Emerging Markets Fund, Govett
                          Smaller Companies Fund, Govett Pacific Strategy Fund and Govett Latin
                          America Fund. The Govett Global Income Fund seeks to pay monthly dividends and annual capital gains distributions. See "Dividends,
                          Distributions and Federal Income Taxation."
------------------------------------------------------------------------------------------------
Reinvestment:             Distributions may be reinvested in Fund shares automatically without a sales charge. See "Dividends, Distributions and Federal Income
                          Taxation."
------------------------------------------------------------------------------------------------
Initial Investment:       $500 minimum or less as described under "How to Purchase Shares."
------------------------------------------------------------------------------------------------
Subsequent Investments:   $25 minimum or less as described under "How to Purchase Shares."
------------------------------------------------------------------------------------------------
Net Asset Values:         For 24-hour price line, call (800) 468-6608.
------------------------------------------------------------------------------------------------
Other Account             - Letter of Intent
Convenience Options:      - Right of Accumulation
                          - Automatic Investment Plan
                          - Systematic Withdrawal Plan
                          - Automatic Exchange Plan
                          - Individual Retirement Accounts
                          See "How to Purchase Shares."

                 (This page has been left blank intentionally.)

                           SUMMARY OF INVESTOR COSTS

The operating expenses and maximum transaction expenses expected to be associated with an investment in the Funds are reflected in the following tables:

                           INTERNATIONAL EQUITY FUND*          EMERGING MARKETS FUND*           SMALLER COMPANIES FUND*
                        --------------------------------  --------------------------------  --------------------------------
                         CLASS A    CLASS B     CLASS C    CLASS A    CLASS B     CLASS C    CLASS A    CLASS B     CLASS C
                         SHARES      SHARES     SHARES     SHARES      SHARES     SHARES     SHARES      SHARES     SHARES
                        ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------
SHAREHOLDER
 TRANSACTION EXPENSES:
  Maximum Sales Charge
   Imposed on
   Purchases (as a
   percentage of
   offering price)      4.95%      None        None       4.95%      None        None       4.95%      None        None
  Sales Charge Imposed
   on Dividend
   Reinvestments        None       None        None       None       None        None       None       None        None
  Maximum Contingent
   Deferred Sales
   Charge (as a
   percentage of
   original purchase
   price or redemption
   proceeds, as
   applicable)          None(1)    4% 1st      1% 1st     None(1)    4% 1st      1% 1st     None(1)    4% 1st      1% 1st
                                   year, 4%    year                  year, 4%    year                  year, 4%    year
                                   2nd year,                         2nd year,                         2nd year,
                                   3% 3rd                            3% 3rd                            3% 3rd
                                   year, 3%                          year, 3%                          year, 3%
                                   4th year,                         4th year,                         4th year,
                                   2% 5th                            2% 5th                            2% 5th
                                   year, 1%                          year, 1%                          year, 1%
                                   6th year,                         6th year,                         6th year,
                                   0% 7th                            0% 7th                            0% 7th
                                   year                              year                              year
  Redemption Fees       None       None        None       None       None        None       None       None        None
  Exchange Fees(2)      None       None        None       None       None        None       None       None        None
ANNUAL OPERATING
 EXPENSES:
 (as a percentage of
 average net assets)
  Management Fee        1.00%      1.00%       1.00%      1.00%      1.00%       1.00%      1.00%      1.00%       1.00%
  12b-1 Distribution
   and Service Fees     0.50%      1.00%       1.00%      0.50%      1.00%       1.00%      0.50%      1.00%       1.00%
  Other Expenses
   (after reduction of
   expenses)            1.00%      1.00%       1.00%      1.00%      1.00%       1.00%      0.45%      0.45%       0.45%
Total Fund Operating
 Expenses (after fee
 waiver and reduction
 of expenses)(3)        2.50%      3.00%       3.00%      2.50%      3.00%       3.00%      1.95%      2.45%       2.45%

The Manager has agreed to reduce its management fees, and the Distributor has agreed to pay certain Fund operating expenses, through at least December 31, 1995 to the extent necessary to limit total annual Fund Operating Expenses to the lesser of the percentages listed above under "Total Fund Operating Expenses," or the maximum allowed by the most stringent state expense limitations. Long-term Fund shareholders may pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted by the NASD.
----------------------------------

    (1)
     Purchases of Class A Shares in the amount of $1 million or more are not subject to a front-end sales charge, but redemptions of such amounts within one year of purchase may be subject to a CDSC. See "How to Redeem Shares -- CDSCs" for an explanation of this charge.

    (2)
     Investors may make up to four exchanges per year without charge; for each exchange in excess of four, a $7.50 processing charge will be payable to the Shareholder Services Agent.

      PACIFIC STRATEGY FUND*                 LATIN AMERICA FUND*                  GLOBAL INCOME FUND*
-----------------------------------  -----------------------------------  -----------------------------------
 CLASS A      CLASS B      CLASS C    CLASS A      CLASS B      CLASS C    CLASS A      CLASS B      CLASS C
 SHARES       SHARES       SHARES     SHARES       SHARES       SHARES     SHARES       SHARES       SHARES
---------  -------------  ---------  ---------  -------------  ---------  ---------  -------------  ---------
4.95%      None           None       4.95%      None           None       4.95%      None           None
None       None           None       None       None           None       None       None           None
None(1)    4% 1st year,   1% 1st     None(1)    4% 1st year,   1% 1st     None(1)    4% 1st year,   1% 1st
           4% 2nd year,   year                  4% 2nd year,   year                  4% 2nd year,   year
           3% 3rd year,                         3% 3rd year,                         3% 3rd year,
           3% 4th year,                         3% 4th year,                         3% 4th year,
           2% 5th year,                         2% 5th year,                         2% 5th year,
           1% 6th year,                         1% 6th year,                         1% 6th year,
           0% 7th year                          0% 7th year                          0% 7th year
None       None           None       None       None           None       None       None           None
None       None           None       None       None           None       None       None           None
1.00%      1.00%          1.00%      1.00%      1.00%          1.00%      0.75%      0.75%          0.75%
0.50%      1.00%          1.00%      0.50%      1.00%          1.00%      0.35%      1.00%          1.00%
1.00%      1.00%          1.00%      1.00%      1.00%          1.00%      0.65%      0.65%          0.65%
2.50%      3.00%          3.00%      2.50%      3.00%          3.00%      1.75%      2.40%          2.40%

----------------------------------

    (3)
     The percentages in "Other Expenses" for the Class A shares of the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund,
Pacific Strategy Fund, Latin America Fund, and Global Income Fund are based on expenses incurred by those Funds during the fiscal year ended December 31, 1994 after fee waivers and expense reimbursements by the Manager and the former distributor to such Funds. Absent such waivers and reimbursements, "Total Fund Operating Expenses" as a percentage of net assets for the Class A shares of the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund would have been 2.74%, 2.65%, 2.40%, 2.66%, 3.35%, and 1.95%, respectively, for the fiscal year ended December 31, 1994. The operating expense information for the Class B and Class C shares of each Fund has been estimated based on the operating expense information for that Fund's Class A shares for the above periods, after estimated fee waivers and expense reimbursements by the Manager and Distributor. Absent such waivers and reimbursements, estimated "Total Fund Operating Expenses" as a percentage of net assets for the Class B and Class C shares of the International Equity, Emerging Markets, Pacific Strategy, Latin America, Smaller Companies and Global Income Funds would have been 3.24%, 3.15%, 3.16%, 3.85%, 2.90% and 2.60%, respectively.

    *AT PRESENT, CLASS B AND CLASS C SHARES ARE NOT AVAILABLE FOR PURCHASE BY
     THE GENERAL PUBLIC.

EXAMPLES:

Assuming the current fee waivers and expenses limitations remain in effect, you would pay the following expenses on a $1,000 investment assuming (1) 5% annual return(4) and (2) redemption at the end of each time period:

                         GOVETT INTERNATIONAL                      GOVETT EMERGING                        GOVETT SMALLER
                              EQUITY FUND                           MARKETS FUND                          COMPANIES FUND
                 -------------------------------------  -------------------------------------  -------------------------------------
                   CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                   SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES
                 -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
1 year            $      74    $      70    $      40    $      74    $      70    $      40    $      68    $      65    $      35
3 years                 124          123           93          124          123           93          108          106           76
5 years                 176          178          158          176          178          158          150          151          131
10 years(5)             319          320          332          319          320          332          266          261          279

                            GOVETT PACIFIC                          GOVETT LATIN                           GOVETT GLOBAL
                             STRATEGY FUND                          AMERICA FUND                            INCOME FUND
                 -------------------------------------  -------------------------------------  -------------------------------------
                   CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                   SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES
                 -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
1 year            $      74    $      70    $      40    $      74    $      70    $      40    $      66    $      64    $      34
3 years                 124          123           93          124          123           93          102          105           75
5 years                 176          178          158          176          178          158          140          148          128
10 years(5)             319          320          332          319          320          332          246          255          274

You would pay the following expenses on the same investment assuming no redemption:

                         GOVETT INTERNATIONAL                      GOVETT EMERGING                        GOVETT SMALLER
                              EQUITY FUND                           MARKETS FUND                          COMPANIES FUND
                 -------------------------------------  -------------------------------------  -------------------------------------
                   CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                   SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES
                 -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
1 year            $      74    $      30    $      30    $      74    $      30    $      30    $      68    $      25    $      25
3 years                 124           93           93          124           93           93          108           76           76
5 years                 176          158          158          176          158          158          150          131          131
10 years(5)             319          315          332          319          315          332          266          261          279

                            GOVETT PACIFIC                          GOVETT LATIN                           GOVETT GLOBAL
                             STRATEGY FUND                          AMERICA FUND                            INCOME FUND
                 -------------------------------------  -------------------------------------  -------------------------------------
                   CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                   SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES
                 -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
1 year            $      74    $      30    $      30    $      74    $      30    $      30    $      66    $      24    $      24
3 years                 124           93           93          124           93           93          102           75           75
5 years                 176          158          158          176          158          158          140          128          128
10 years(5)             319          315          332          319          315          332          246          255          274

----------------------------------

    (4)
     The 5% annual return assumption in this example is required by SEC regulations applicable to all mutual funds; it does not represent a projection of the Funds' actual performance. For a detailed discussion of these matters, investors should refer to the relevant sections of this Prospectus.

    (5)
     Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the eighth year following date of purchase.

The above tables are not intended to reflect precisely the fees and expenses associated with a particular person's investment in Class A, Class B and Class C shares of the Funds. THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE FUND EXPENSES, AND ACTUAL FUND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN IN THE TABLES. Rather, the tables have been provided only to assist investors in understanding the various costs and expenses that a shareholder will bear, directly or indirectly, in connection with an investment in the Funds.

                 (This page has been left blank intentionally.)

                              FINANCIAL HIGHLIGHTS

The table below provides condensed information concerning income and capital changes for one Class A share of the International Equity Fund, the Emerging Markets Fund, the Smaller Companies Fund, the Pacific Strategy Fund, the Latin America Fund, and the Global Income Fund for the periods shown. This information has been audited by Price Waterhouse LLP, the Funds' independent accountants, whose unqualified report thereon appears in the Annual Reports to Shareholders of such Funds for the periods shown below. The financial statements and related notes contained in such Reports (and no other portion of such Reports) are incorporated by reference into this Prospectus. This information should be read in conjunction with such statements and notes. CLASS B AND C SHARES OF THE FUNDS HAD NOT BEEN OFFERED AS OF DECEMBER 31, 1994, AND, ACCORDINGLY, NO FINANCIAL DATA IS PRESENTED FOR THE CLASS B OR C SHARES AT THIS TIME.

                                        INTERNATIONAL EQUITY FUND                      EMERGING MARKETS FUND
                                ------------------------------------------   ------------------------------------------
                                 YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    1994           1993         1992 (A)         1994           1993         1992 (A)
                                ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of
 period                            $13.23         $ 9.31         $10.00         $17.70         $10.72         $10.00
                                   ------         ------         ------         ------         ------         ------
Income from investment
 operations:
  Net investment income (loss)      (0.12)+        (0.03)         (0.01)         (0.11)+        (0.05)         (0.03)
  Net realized and unrealized
   gain (loss) on investments       (0.94)          5.01          (0.52)         (1.93)          8.36           0.75
                                   ------         ------         ------         ------         ------         ------
    Total from investment
     operations                     (1.06)          4.98          (0.53)         (2.04)          8.31           0.72
                                   ------         ------         ------         ------         ------         ------
Less distributions to
 shareholders:
  From net investment income           --             --          (0.04)            --             --             --
  From net realized gains           (2.01)         (1.06)         (0.12)         (2.33)         (1.33)            --
  In excess of net realized
   gains                               --             --             --          (0.04)            --             --
  Tax return of capital                --             --             --             --             --             --
                                   ------         ------         ------         ------         ------         ------
    Total distributions             (2.01)         (1.06)         (0.16)         (2.37)         (1.33)            --
                                   ------         ------         ------         ------         ------         ------
Net asset value, end of period     $10.16         $13.23         $ 9.31         $13.29         $17.70         $10.72
                                   ------         ------         ------         ------         ------         ------
                                   ------         ------         ------         ------         ------         ------

Total Return**                      (8.44)%        54.50%         (5.32)%       (12.65)%        79.73%          7.20%
Ratios/Supplemental Data:
  Net assets, end of period
   (000's)                        $32,296        $44,610         $1,328        $76,812        $71,422         $5,625
  Net expenses to average
   daily net assets (Note A)         2.50%          2.50%          2.50%*         2.50%          2.50%          2.50%*
  Net investment income (loss)
   to average daily net assets      (0.98)%        (0.79)%        (0.10)%*       (0.77)%        (0.88)%        (0.49)%*
  Portfolio turnover rate             155%           151%           140%           140%           143%           182%

------------------------------

Note A: John Govett & Co. Limited waived a portion of its management fees and Govett Financial Services, the Funds' former distributor, reimbursed a portion of the other operating expenses of the Funds during the periods indicated. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses          2.74%          2.65%         13.85%*          2.65%            2.52%            7.52%*

(a) Commencement of Operations was January 7, 1992.

(b) Commencement of Operations was January 1, 1993.

(c) Commencement of Operations was January 1, 1994.

(d) Commencement of Operations was March 7, 1994.

 *  Annualized.

** Total return calculations exclude the impact of paying any otherwise applicable front-end sales load.

 + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1 to the 1994 Annual Report.

                                     PACIFIC       LATIN AMERICA
    SMALLER COMPANIES FUND        STRATEGY FUND         FUND                       GLOBAL INCOME FUND
-------------------------------   --------------   --------------   ------------------------------------------------
  YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED      PERIOD ENDED
 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
     1994           1993 (B)         1994 (C)         1994 (D)           1994             1993           1992 (A)
--------------   --------------   --------------   --------------   --------------   --------------   --------------
$  15.85         $  10.00         $  10.00         $  10.00         $  10.16         $   9.77         $  10.00
  ------           ------           ------           ------           ------           ------           ------
   (0.10)+          (0.06)           (0.18)+          (0.09)+           0.76+            0.99             0.80
    4.47             5.91            (1.03)           (1.53)           (1.67)            0.66             0.06
  ------           ------           ------           ------           ------           ------           ------
    4.37             5.85            (1.21)           (1.62)           (0.91)            1.65             0.86
  ------           ------           ------           ------           ------           ------           ------
      --               --               --               --            (0.24)           (0.95)           (0.78)
   (1.16)              --               --            (0.27)              --            (0.31)           (0.31)
      --               --               --            (0.22)              --               --               --
      --               --               --               --            (0.53)              --               --
  ------           ------           ------           ------           ------           ------           ------
   (1.16)              --               --            (0.49)           (0.77)           (1.26)           (1.09)
  ------           ------           ------           ------           ------           ------           ------
$  19.06         $  15.85         $   8.79         $   7.89         $   8.48         $  10.16         $   9.77
  ------           ------           ------           ------           ------           ------           ------
  ------           ------           ------           ------           ------           ------           ------

   28.74%           58.50%          (12.10)%         (16.94)%          (9.16)%          17.64%            8.95%
 $76,873          $39,681          $13,849           $7,096          $51,691          $82,000          $34,084
    1.95%            1.95%            2.50%            2.50%*           1.75%            1.72%            1.75%*
   (1.13)%          (0.93)%          (1.33)%          (1.06)%*          8.30%            9.66%            9.75%*
     519%             483%             213%             185%             701%             328%             378%

    2.40%            2.44%            2.66%            3.35%*           1.95%            1.72%            3.17%*

                            MULTIPLE PRICING SYSTEM

The Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares. AT PRESENT, ONLY CLASS A SHARES OF THE FUNDS ARE AVAILABLE TO THE GENERAL PUBLIC. IT IS ANTICIPATED THAT CLASS B AND CLASS C SHARES WILL BE AVAILABLE SHORTLY.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.95% of the offering price. Class A shares are subject to an ongoing distribution fee at an annual rate of 0.50% (0.35% for the Global Income Fund) of each Fund's aggregate average daily net assets attributable to its Class A shares. Certain purchases of Class A shares will qualify for reduced initial sales charges. See "How to Purchase Shares -- Class A Shares."

CLASS B SHARES. Class B shares are sold at net asset value and are subject to a CDSC if they are redeemed within six years of purchase. Class B shares are subject to ongoing distribution and service fees at annual rates equal to 0.75% and 0.25%, respectively, of each Fund's aggregate average daily net assets attributable to its Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution charges paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "How to Purchase Shares -- Class B Shares." Class B shares will automatically convert to Class A shares seven years after the end of the calendar month in which the Class B shares were purchased. See "Conversion Feature" below for a discussion of the applicability of the conversion feature to Class B shares.

CLASS C SHARES. Class C shares are sold at net asset value and are subject to a CDSC if redeemed within one year of purchase. Class C shares are subject to ongoing distribution and service fees at annual rates equal to 0.75% and 0.25%, respectively, of each Fund's aggregate average daily net assets attributable to its Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution charges paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class C shares do not convert automatically to another Class. See "How to Purchase Shares -- Class C Shares."

CLASS B CONVERSION FEATURE. Class B shares will automatically convert to Class A shares seven years after the end of the calendar month in which the Class B shares were purchased, and will no longer be subject to the higher distribution charges of such class upon conversion. Such conversion will be on the basis of the relative net asset value per share, and no sales load, fee or other charge will be charged on the conversion. The purpose of the conversion feature is to relieve the holders of the Class B shares that have been outstanding for a period of time from the higher ongoing distribution and service fees applicable to that class.

For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel or private letter ruling to the effect that (i) the assessment of the higher distribution charges and transfer agency costs with respect to Class B shares does not result in the Funds' dividends or distributions constituting

"preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares may be suspended if such an opinion or private letter ruling is no longer available. In that event, no further conversions of Class B shares would occur, and such shares might continue to be subject to the higher distribution charges for an indefinite period, which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's order to purchase such shares was accepted.

FACTORS FOR CONSIDERATION. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution and service fees and CDSCs on Class B shares (prior to their conversion) or Class C shares of the Fund would be less than the initial sales charge and accumulated distribution fee on the Fund's Class A shares purchased at the same time, and to what extent such differential would be offset by the anticipated higher yield of the Class A shares. To assist investors in making this determination, the tables under the caption "Summary of Investor Costs" sets forth examples of the charges applicable to each class of shares of each Fund. In this regard, Class A shares may be more beneficial to an investor who qualifies for reduced initial sales charges or purchases at net asset value, as described herein under "How to Purchase Shares -- Class A Shares." For these reasons, the Distributor will reject any order of $250,000 or more for Class B shares or any order of $1 million or more for Class C shares.

Class A shares are subject to a lower distribution charge and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Furthermore, the higher continuing distribution charges on Class B shares and Class C shares may offset any return that is realized on the additional funds initially invested. There can be no assurance as to the return, if any, which will be realized on such additional funds. Other investors might determine that it would be more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a six-year or one-year period, respectively, being subject to a CDSC. As described above, Class B shares will be subject to lower continuing distribution charges upon their conversion to Class A shares. Class C shares will not convert, and therefore will be subject to higher continuing distribution charges indefinitely.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution fee; in the case of Class B and Class C shares, from the proceeds of the ongoing distribution and service fee and the CDSC incurred upon redemption within six years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Funds' shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION AND SERVICE FEES WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO CLASS A SHARES. See "Management of the Funds -- Distribution Plans."

Dividends paid by the Funds with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day, except that the higher distribution charges and any incremental transfer agency costs relating to Class B or Class C shares will be borne by the respective class. See "Dividends, Distributions and Federal Income Taxation." Shares of each Fund may be exchanged for shares of the same class of the other Funds. See "How to Make Exchanges."

The Directors of the Company have determined that currently no conflict of interest exists between the classes of shares of any Fund. On an ongoing basis, the Directors of the Company, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

--------------------------------------------------------------------------------
                                   THE FUNDS

This Prospectus describes six open-end investment portfolios, each with its own investment objective and policies. Please see "Investment Objectives and Policies."

GOVETT INTERNATIONAL EQUITY FUND is a diversified series of The Govett Funds, Inc. which seeks long-term capital appreciation by investing primarily in equity securities of issuers located in certain foreign countries.

GOVETT EMERGING MARKETS FUND is a diversified series of The Govett Funds, Inc. which seeks long-term capital appreciation by investing primarily in equity securities of issuers located in certain emerging markets.

GOVETT SMALLER COMPANIES FUND is a diversified series of The Govett Funds, Inc. which seeks long-term capital appreciation by investing primarily in equity securities of smaller companies located throughout the world.

GOVETT PACIFIC STRATEGY FUND is a diversified series of The Govett Funds, Inc. which seeks long-term capital appreciation by investing primarily in equity securities of issuers located in the Pacific Rim.

GOVETT LATIN AMERICA FUND is a non-diversified series of The Govett Funds, Inc. which seeks long-term capital appreciation by investing primarily in equity and debt securities of issuers located in Latin America.

GOVETT GLOBAL INCOME FUND (FORMERLY NAMED THE GOVETT GLOBAL GOVERNMENT INCOME
FUND) is a non-diversified series of The Govett Funds, Inc. which seeks a high level of current income, consistent with preservation of capital, by investing primarily in debt securities of issuers located in certain foreign countries, as well as the U.S. This Fund's secondary objective is capital appreciation.

For purposes of this Prospectus, the term "issuers located in" a particular country includes issuers:

(i) which are organized under the laws of that country and which have a principal office in that country; or

(ii) which derive 50% or more of their total revenues from business in that country; or

(iii) the equity securities of which are principally traded on a stock exchange of that country.

                      INVESTMENT OBJECTIVES, POLICIES AND
                              RISK CONSIDERATIONS

While no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's overall program to meet long-term objectives. There can be no assurance that any Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment limitations (as described in the Statement of Additional Information) are fundamental and may not be changed without shareholder approval. All other investment limitations or policies may be changed by the Company's Board of Directors without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

INVESTMENT TECHNIQUES FOLLOWED BY THE FUNDS

INTERNATIONAL EQUITY FUND. This Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in some or all of the following countries: Argentina, Austria, Australia, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Hong Kong, Indonesia, Italy, Japan, Luxembourg, Malaysia, Mexico, New Zealand, Netherlands, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The list of countries in which the International Equity Fund invests may change from time to time.

Under normal market conditions, at least 65% of the International Equity Fund's total assets will be invested in issuers located in not less than three different countries (other than the U.S.). Additionally, at least 65% of the International Equity Fund's total assets normally will be invested in common and preferred stocks, and warrants to acquire such stocks. The International Equity Fund will typically invest in equity securities listed on recognized foreign securities exchanges, but may also hold securities which are not so listed. The International Equity Fund may also invest in debt obligations convertible into equity securities. Subject to prevailing market conditions, the Manager will not invest more than 5% of the International Equity Fund's total assets in the securities of any one issuer (excluding the U.S. government and its agencies), or 25% or more of the Fund's total assets in any one industrial classification.

The International Equity Fund may also invest in debt securities when the Manager believes such debt securities present a favorable opportunity for capital appreciation. Debt securities other than commercial paper must be rated, at the time of purchase, in one of the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, or Baa) or Standard & Poor's Corporation (AAA, AA, A, or BBB), or if unrated, determined to be of comparable quality by the Manager (in either case, "investment grade"). At least 75% of the International Equity Fund's total assets invested in such securities will be invested in securities rated A or better by Moody's or Standard & Poor's or, if unrated, determined to be of comparable quality by the Manager. The International Equity Fund's commercial paper investments must, at the time of purchase, be rated at least Prime-2 by Moody's or A-2 by Standard & Poor's. A description of these ratings is included as Appendix A to this Prospectus. Debt securities having a Baa or BBB rating may have speculative characteristics and may be more susceptible to adverse economic or competitive industry conditions than higher rated debt securities, and have been found to be more sensitive to adverse economic downturns or individual corporate developments.

EMERGING MARKETS FUND. This Fund pursues its investment objective of long-term capital appreciation by investing primarily in equity securities of issuers located in emerging markets. The Fund is designed to provide investors with broadly diversified, direct access to the equity markets of those developing nations anticipated to rank among the world's top performing economies in the future. An emerging or developing market is broadly defined as one with low- to middle-range per capita income. The classification system used by the World Bank in determining the emerging markets of the world will be used by the Manager in determining the potential universe of emerging markets for investment. From that universe, the Manager identifies those emerging markets which it believes are suitable for investment by this Fund. This Fund currently expects to invest in issuers located in some or all of the following emerging or developing market countries: Argentina, Brazil, Czech Republic, Chile, China, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, South Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela, as well as in Hong Kong, which the Manager believes to be a "gateway" into China, and Austria, which the Manager believes to be a "gateway" into Hungary and the Czech Republic. The list of countries in which this Fund invests may change from time to time.

The Emerging Markets Fund typically invests in equity securities listed on recognized foreign securities exchanges, but the Fund may also hold securities that are not so listed. The Emerging Markets Fund may also invest in debt obligations convertible into equity securities. Under normal market conditions, at least 65% of the Emerging Markets Fund's total assets will be invested in securities of issuers located in at least three different countries (other than the U.S.). Additionally, at least 65% of the Emerging Markets Fund's total assets normally will be invested in common and preferred stocks, and warrants to acquire such stocks. Subject to prevailing market conditions, the Manager will not invest more than 5% of the Fund's total assets in the securities of any one issuer (excluding the U.S. government and its agencies), or 25% or more of the Fund's total assets in any one industrial classification.

The Emerging Markets Fund may also invest in debt securities when the Manager believes such debt securities present a favorable opportunity for capital appreciation. Debt securities other than commercial paper must be investment grade at the time of purchase. At least 75% of the Emerging Markets Fund's total assets invested in such securities will be invested in securities rated A or better by Moody's or Standard & Poor's or, if unrated, determined to be of comparable quality by the Manager. The Emerging Markets Fund's commercial paper investments must, at the time of purchase, be rated at least Prime-2 by Moody's or A-2 by Standard & Poor's. A description of these ratings is included as Appendix A to this Prospectus.

SMALLER COMPANIES FUND. This Fund seeks long-term capital appreciation by investing primarily in equity securities of those smaller companies that the Manager believes may be the industry leaders of tomorrow. The Smaller Companies Fund will select its portfolio investments primarily from among U.S. and foreign companies with individual market capitalizations which would, at the time of purchase, place them in the same size range as companies included in the NASDAQ Composite Index, excluding its top 75 companies. Based on this policy and recent U.S. share prices, the companies in which the Fund invests typically will have individual market capitalizations of less than $1.0 billion ("smaller companies"). Under normal market conditions, the Fund will invest at least 65% of its total assets in smaller companies.

Under normal market conditions, it is expected that at least 80% of the Fund's total assets will be invested in common stocks. The Smaller Companies Fund may also invest up to 20% of its total assets in other types of securities with equity characteristics such as preferred stocks, convertible securities, warrants, units, and rights. Under normal market conditions, the Fund will not invest more than 35% of its total assets in the securities of issuers located in any one country (other than the U.S.). The Fund may invest in both exchange-listed and over-the-counter ("OTC") securities. Although the Fund may receive current income from dividends, interest and other sources, income is only an incidental consideration in the selection of the Fund's investments. Subject to prevailing market conditions, not more than 5% of the Smaller Companies Fund's total assets will be invested in the securities of any one issuer (excluding the U.S. government and its agencies), and not more than 25% of the Fund's total assets will be invested in any one industrial classification.

PACIFIC STRATEGY FUND. This Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in some or all of the following Pacific Rim countries: Australia, China, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. The list of countries in which the Pacific Strategy Fund invests may change from time to time.

Under normal market conditions, at least 65% of the Pacific Strategy Fund's total assets will be invested in issuers located in not less than three different Pacific Rim countries. Additionally, at least 65% of the Pacific Strategy Fund's total assets normally will be invested in common and preferred stocks, and warrants to acquire such stocks. The Pacific Strategy Fund will typically invest in equity securities listed on recognized foreign securities exchanges, but may also hold securities which are not so listed. The Pacific Strategy Fund may also invest in debt obligations convertible into equity securities. Subject to prevailing market conditions, not more than 5% of the Pacific Strategy Fund's total assets will be invested in the securities of any one issuer (excluding the U.S. government and its agencies), and not more than 25% of the Fund's total assets will be invested in any one industrial classification.

The Pacific Strategy Fund may also invest in debt securities when the Manager believes such debt securities present a favorable opportunity for capital appreciation. Debt securities other than commercial paper must be investment grade at the time of purchase. At least 75% of the Pacific Strategy Fund's total assets invested in such securities will be invested in securities rated A or better by Moody's or Standard & Poor's or, if unrated, determined to be of comparable quality by the Manager. The Pacific Strategy Fund's commercial paper investments must, at the time of purchase, be rated at least Prime-2 by Moody's or A-2 by Standard & Poor's. A description of these ratings is included in Appendix A to this Prospectus.

LATIN AMERICA FUND. This Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of issuers located in some or all of the following Latin American countries: Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Suriname, Uruguay and Venezuela. The list of countries in which the Latin America Fund invests may change from time to time.

Under normal market conditions, at least 65% of the Latin America Fund's total assets will be invested in issuers located in not less than three different Latin American countries. The Fund may invest in common stocks, preferred stocks, rights, warrants and securities convertible into common stocks, and other substantially similar forms of equity with comparable risk characteristics, as well as corporate and governmental bonds, notes, debentures, or other forms of indebtedness that may be developed in the future. These securities may be listed on securities exchanges, traded in various over-the-counter ("OTC") markets, or have no organized market.

The Latin America Fund may invest up to 50% of its total assets in debt securities, although under normal market conditions it invests a majority of its assets in equity securities. The percentage distribution between equity and debt will vary from country to country. Subject to prevailing market conditions, the Fund may invest up to 35% of its total assets in debt securities which are below investment grade at the time of purchase. Capital appreciation in debt securities may arise as a result of favorable changes in relative foreign exchange rates, in interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation.

Many debt securities in which the Latin America Fund invests are not rated. The Fund's ability to achieve its investment objective is thus more dependent on the Manager's credit analysis than would be the case if the Fund were to invest in higher quality, rated bonds. The Fund will not invest in debt securities that are in default in payment of principal or interest. Lower quality debt securities involve a high degree of risk and are predominantly speculative (see "Principal Risk Factors"). Such securities are the equivalent of U.S. corporate debt securities commonly known as "junk bonds." A description of certain debt ratings is included as Appendix A to this Prospectus. Also, many Latin American debt securities are not rated by U.S. rating agencies such as Moody's and Standard & Poor's. The Fund may invest in debt securities issued or guaranteed by the governments of Latin American countries, and in debt securities issued or guaranteed by such governments' agencies or instrumentalities, or by the central banks of Latin American countries, or issued by banks or other companies located in those countries.

Under normal market conditions, the equity and debt securities of issuers located in any one country will represent no more than 40% of the Latin America Fund's total assets (except that this Fund may invest up to 60% of its total assets in issuers located in Mexico). Subject to prevailing market conditions, the Manager will not invest 25% or more of the Fund's total assets in any one industrial classification. Additionally, under normal market conditions, the Fund may invest up to 35% of its total assets in any combination of equity and debt securities of issuers located in the U.S. In evaluating investments in the U.S., the Manager will consider, among other things, the issuer's Latin American business activities and the impact that developments in Latin America may have on the issuer's results.

GLOBAL INCOME FUND. This Fund (formerly named the Govett Global Government Income Fund) seeks to achieve its investment objectives of high current income (consistent with preservation of capital) and capital appreciation by investing primarily in debt securities of issuers located in some or all of the following countries: the U.S., Canada, Japan, Mexico, the European Nations, New Zealand, Australia, South Africa and Turkey, as well as in securities denominated in multinational currency units and in obligations issued by supranational entities. The countries in which the Global Income Fund invests may change from time to time.

Under normal market conditions, at least 65% of the Global Income Fund's total assets will be invested in debt securities of issuers located in at least three different countries (including the U.S.). Normally, the debt securities of issuers located in any one country (other than the U.S.) will represent no more than 40% of the Global Income Fund's total assets. Subject to prevailing market conditions, the Manager will not invest 25% or more of the Fund's total assets in any one industrial classification. The securities in which the Global Income Fund invests include bonds, debentures, notes, commercial paper, certificates of deposit, bankers' acceptances, fixed time deposits, and other debt obligations issued by U.S. or foreign companies and financial institutions, debt securities issued or guaranteed by the governments (or governmental agencies or instrumentalities) of U.S. and foreign countries, and certain U.S. mortgage-related securities. The Global Income Fund may not invest in any securities issued by the Manager or any of its affiliates (as such term is defined in the 1940 Act).

At least 75% of the Fund's total assets will be invested in debt securities, rated at time of purchase, at least Baa by Moody's or BBB by Standard & Poor's, or if unrated, determined to be of comparable quality by the Manager. The Global Income Fund's commercial paper investments must, at the time of purchase, be rated at least Prime-2 by Moody's or A-2 by Standard & Poor's. A description of these ratings is included as Appendix A to this Prospectus. The subsequent downgrade of a debt security to a level below investment grade will not require a sale of that security, but John Govett will consider such an event in determining whether to continue to hold that security.

The Manager currently follows a policy of maintaining the average dollar-weighted maturity of the Global Income Fund's portfolio comparable to maturities of intermediate-term debt instruments. The Manager may adjust the average maturity of the Global Income Fund's portfolio from time to time and may also increase or decrease the maximum maturity target. For instance, the Manager may increase the average maturity if it anticipates a decline in interest rates, and may decrease the average maturity if it anticipates that interest rates may rise.

Consistent with its investment objectives, the Global Income Fund may invest up to 20% of its total assets in common and preferred stocks, and in warrants to acquire such stocks. In addition, the Global Income Fund may invest in debt obligations convertible into equity securities or which have attached warrants or rights to purchase equity securities. This Fund is designed to provide the potential for higher yields and greater capital appreciation than a U.S.-only bond fund. As discussed below, this Fund's investment strategy involves certain risks, including the special risks associated with investing in foreign securities.

GENERAL POLICIES

ADRS AND EDRS. The Funds may also invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. The issuance of ADRs is typically administered by a U.S. bank or trust company, and they evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically through arrangements with foreign banks and trust companies, that evidence ownership of either foreign or U.S. underlying securities. Unsponsored ADR and EDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

TEMPORARY STRATEGIES. Pending investment of proceeds from new sales of Fund shares, to meet ordinary daily cash needs, and to retain the flexibility to respond promptly to changes in market and economic conditions, the Manager (or, in the case of the Smaller Companies Fund, Govett Asset Management Company ("Govett Asset Management" or the "Subadvisor"), that Fund's investment subadvisor) may employ a temporary defensive investment strategy for one or more of the Funds if the Manager or Subadvisor determines such a strategy to be warranted. It is impossible to predict when or for how long the Manager or Subadvisor may employ such strategies. Under such a strategy, the Funds

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may hold cash (U.S. dollars, foreign currencies or multinational currency units)
and/or invest any portion or all of their respective assets in short-term high quality money market instruments. For debt obligations other than commercial paper, this includes securities rated, at the time of purchase, at least AA by Standard & Poor's or Aa by Moody's, or if unrated, determined to be of comparable quality by the Manager or Subadvisor. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by Standard & Poor's or Prime-2 by Moody's, or if unrated, determined to be of comparable quality by the Manager or Subadvisor.

HEDGING STRATEGIES. The Funds may use certain hedging strategies to attempt to reduce the overall level of investment and currency risk normally associated with the Funds' present and planned investments. There can be no assurance that such efforts will succeed. It is currently intended that no Fund will place at risk more than 5% of its net assets in any one of the following categories of transactions or securities: forward currency contracts (except the Global Income Fund, which may invest more significantly in forward currency contracts), writing of covered put and call options, purchase of put and call options on currencies and equity and debt securities, stock index futures and options thereon, interest rate futures and options thereon and securities futures and options thereon. However, although there is no limit on the number of forward currency contracts the Global Income Fund may enter into, this Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transactions costs to which the Funds would not be subject absent the use of these strategies. If the Manager's or Subadvisor's prediction of movements in the direction of interest rates, securities prices, or currency markets are inaccurate, the adverse consequences to the Funds may leave the Funds in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options thereon include: (1) dependence on the Manager's or Subadvisor's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) the imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for a particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Funds' ability to enter into futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. These hedging techniques are described in the Statement of Additional Information.

SECURITY FORWARD COMMITMENTS. The Global Income Fund may purchase or sell securities on a "when issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by a fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

The Global Income Fund may either settle a Forward Commitment according to its original terms, or it may resell or repurchase a Forward Commitment on or before the settlement date if doing so is deemed advisable by John Govett. When engaging in Forward Commitments, the Global Income Fund will rely on the other party to complete the transaction; should the other party fail to do so, the Global Income Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

Relative to a Forward Commitment purchase, the Global Income Fund will maintain a segregated account (which is marked to market daily) of cash, U.S. Government securities or other high quality liquid debt securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of the commitment as long as the obligation to purchase continues. Since the market value of the securities or currency subject to the Forward Commitment and the securities or currency held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

A Forward Commitment sale by the Global Income Fund is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security or currency covered by the Forward Commitment or cash, U.S. Government securities or other high quality liquid debt securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund will forego or reduce the potential for both gain and loss in the holding which is being hedged by the Forward Commitment sale.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements in which the Fund acquires a high grade liquid debt security from a U.S. bank, broker-dealer or other financial institution that simultaneously agrees to repurchase the security at a specified time and price. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be collateralized in an amount at least equal to the current market value of the loaned securities, plus any accrued interest, by cash, letters of credit, U.S. government securities or other high grade liquid debt securities the Fund's custodian, or a designated sub-custodian, segregated from other Fund assets. In segregating such assets, the Fund's custodian either places them in a segregated account or separately identifies them and renders them unavailable for investment by the Fund.

BRADY BONDS. The Latin America Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds recently have been issued by the governments of Costa Rica, Mexico, Nigeria, Uruguay and Venezuela, and are expected to be issued by Argentina, Brazil and the Philippines and other emerging market countries. Brady Bonds issued by Mexico and Venezuela currently are rated below investment grade. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, E.G., the U.S. bond market.

The Latin America Fund may invest in either collateralized or uncollateralized Brady Bonds.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year of rolling interest payments based on the applicable interest rate at that time, and is adjusted at regular intervals thereafter.

MORTGAGE-RELATED SECURITIES AND DERIVATIVE SECURITIES. The GLOBAL INCOME FUND may invest in fixed and adjustable rate mortgage-related securities which are issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, collateralized by or representing an interest in mortgages created from pools of mortgages and other asset-backed securities. This Fund will not invest 25% or more of its total assets in asset-backed securities.

A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Fund will use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Fund.

AGENCY MORTGAGE-RELATED SECURITIES. The dominant issuers or guarantors of mortgage securities today are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risk. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable "lives" largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain rate change limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

The collateralized mortgage obligations ("CMOs") in which the Global Income Fund will invest are debt obligations issued by a private entity that are collateralized by mortgage loans or mortgage pass-through securities issued or guaranteed by U.S. government agencies. CMOs are created when the issuer purchases a collection of mortgage pass-through securities (the "collateral") and places these securities in a trust, which is administered by an independent trustee. The issuer typically issues several classes, or "tranches" of bonds, the debt service on which is provided by the principal and interest payments made on the collateral. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics.

In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to a tranche of a CMO, called the principal only or "PO" class, in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other tranches having an earlier stated maturity or final distribution date have been paid in full. Similarly, one class may receive all of the interest (the interest only or "IO" class).

Although the mortgage pass-through collateral typically provides for monthly payments of principal and interest, interest is paid or accrues on all classes of a CMO, and principal is paid, on a monthly, semiannual or quarterly basis. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral, plus reinvestment income, are applied first to pay interest on the CMO and then to repay principal. Generally, the CMO bonds are retired sequentially; first payments of principal, including any principal prepayments on the underlying mortgages, are applied to retire the first tranche of a CMO, while all other tranches receive interest only. Only after the first tranche of a CMO is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the tranche would be completely retired assuming amortization of principal but no prepayments of principal on the collateral. However, because it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is based on the calculation of the securities' weighted-average life, which is a measure of the securities' cash flow characteristics. The Income Fund will purchase the tranche with the weighted-average life and cash flow characteristic that John Govett believes will best contribute to achieving the Income Fund's objectives.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES/DERIVATIVES. The Global Income Fund will invest in mortgage-related securities offered by private issuers, including pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multi-family or commercial mortgage loans.

Private issuer mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. However, many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal. The Income Fund may purchase some mortgage-related securities through private placements without right to registration under the Securities Act of 1933. The value of these securities may be very volatile.

At least 75% of the mortgage-related securities purchased by the Global Income Fund will be investment grade at time of purchase, or if unrated, determined to be of comparable quality by the Manager. The subsequent downgrade of a mortgage-related security to a level below investment grade will not require a sale of that security, but John Govett will consider such an event in determining whether to continue to hold that security.

INVESTMENTS IN OTHER INVESTMENT COMPANIES OR VEHICLES. Certain sectors of the economies of certain emerging market and Latin American countries are closed to equity investments by foreigners. Due to the absence of securities markets and publicly-owned corporations, and due to restrictions on direct investment by foreign entities in certain emerging market and Latin American countries, the Latin America Fund and the Emerging Markets Fund may be able to invest in such countries solely or primarily through foreign closed-end investment vehicles or companies. The Latin America Fund and the Emerging Markets Fund may each invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company at the time such shares are purchased. The Funds do not invest in open-end investment companies.

PRINCIPAL RISK FACTORS

The investment approach required to invest in foreign markets, particularly emerging markets, is quite specialized. The quality and quantity of historic economic and securities market data is, in many of those markets, limited, and many foreign markets are inherently more volatile than the U.S. securities markets. As a result, the Manager has developed an investment management process over several decades using in-house and outside research services. The Manager's in-house analysis includes a three-part monitoring process including review and analysis of overall market information (including both political and economic factors); investigation of companies which are candidates for investment; and use of on-site representatives providing investment information, where deemed appropriate by the Manager.

Each Fund's portfolio is subject to market risk (I.E., the possibility that stock prices will decline over short, or even extended, periods). Equity and bond markets outside of the U.S. have, in fact, significantly outperformed U.S. markets from time to time, and the Manager or Subadvisor believe that investments in securities of companies based outside of the U.S. may provide greater long-term investment returns than would be available from investing solely in U.S. securities. It is important, however, to recognize that investments in securities of foreign issuers involve greater risks than investments in U.S. companies. There may be less information publicly available about foreign companies, and less government regulation and supervision of foreign stock exchanges, securities dealers and listed companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Funds' portfolios. Security trading practices abroad may offer less protection to investors such as the Funds. Additionally, in some foreign countries, there exists the possibility of expropriation, nationalization of issuers or confiscatory taxation, limitations on the removal of securities, property or other assets, political or social instability, including war or other armed conflict, or diplomatic developments which could affect U.S. investments in those countries. The performance of individual foreign economies may also compare unfavorably to that of the U.S. economy, and the U.S. dollar value of securities denominated in currencies other than the U.S. dollar may be affected unfavorably by exchange rate movements. Each of these factors could adversely affect the value of a Fund's shares, as well as the value of dividends and interest earned by the Fund and gains which may be realized.

Foreign governments may withhold taxes (typically at a rate between 10% and 35% of the gross amount paid) from dividends or interest paid with respect to securities held by the Funds, decreasing the net asset value of the Funds. Some foreign securities are subject to brokerage taxes levied by foreign governments, increasing the cost of such securities and reducing the realized gain, or increasing the realized loss, on such securities at the time of sale.

The Funds invest in companies located within emerging or developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. The Manager and Subadvisor believe that these characteristics of emerging markets can be expected to continue in the future. In addition, throughout the countries commonly referred to as the Eastern Bloc, the lack of a capital market structure or market-oriented economy and the possible reversal of recent favorable economic, political and social events in some of those countries present greater risks than those associated with more developed, market-oriented Western European countries and markets.

In addition, the LATIN AMERICA FUND'S policy of investing up to 60% of its total assets in the securities of issuers located in Mexico presents additional risks. Investments in securities issued by Mexican companies involve special considerations and risks not typically associated with investments in securities of U.S. companies, including the risks associated with high rates of inflation and interest rates with respect to the Mexican economy, the limited liquidity and relatively small market capitalization of the Mexican securities market, relatively higher price volatility, restrictions on foreign investment, political and social uncertainties, governmental involvement in the economy and significant foreign currency devaluations and fluctuations. See "Special Latin America Considerations" in the Statement of Additional Information. See "Description of Securities, Investment Policies and Risk Factors" in the Statement of Additional Information for a description of these and other risks of investing in the Funds.

The special risks of investment in foreign exchange contracts, interest rate and forward currency futures contracts, options on foreign currencies, and stock index futures contracts (and options on such futures contracts) are described in the Statement of Additional Information.

Shares of the SMALLER COMPANIES FUND are an appropriate investment for prospective investors who are willing and able to assume the risks associated with the types of investments made by the Fund. The smaller companies in which the Fund primarily invests often have rates of sales, earnings, growth and share price appreciation that exceed those of larger companies. However, such companies also often have limited product lines, markets or financial resources, and investors should note that stocks of smaller companies may have limited marketability and typically experience more market price volatility than stocks of larger companies, and the Fund's net asset value may reflect this volatility.

The value of the fixed-income securities held by the LATIN AMERICA FUND and the GLOBAL INCOME FUND, and to a lesser extent by the other Funds, generally fluctuates inversely with interest rate movements. The Global Income Fund and the Latin America Fund normally will invest in a number of issuers; however, they each will operate as a "non-diversified" series and may invest more than 5% of their assets in the securities of one issuer. Accordingly, each of those Funds may be subject to greater credit risk with respect to their portfolios than funds which are more broadly diversified. For more information, see "Additional Distribution and Taxation Information" in the Statement of Additional Information.

The PACIFIC STRATEGY FUND AND LATIN AMERICA FUND are newly formed and therefore have a limited operating history.

The LATIN AMERICA FUND may invest in sovereign debt securities of Latin American governments, and may invest up to 35% of its total assets in debt securities rated below investment grade (determined at time of purchase). The GLOBAL INCOME FUND may invest up to 25% of its total assets in debt securities rated below investment grade. These securities are the equivalent of high yield, high risk "junk bonds." Such investments involve a higher degree of risk of default or price change than higher quality securities because of changes in the issuer's creditworthiness, economic downturns or increases in interest rates. The yields of such securities will fluctuate over time. The Latin America Fund and the Global Income Fund may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. Debt securities issued by an emerging market government can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse can therefore be significantly diminished.

Investments in such securities involve other special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in U.S. fixed income securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca and C is regarded by Standard & Poor's and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Some of these securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated "D" by Standard & Poor's or "C" by Moody's. In the case of the Latin America and Global Income Funds, the subsequent default or reduction of credit rating of a debt security will not require a sale of that security, but the Manager will consider such an event in determining whether to continue to hold that security.

A description of these ratings is included in Appendix A to this Prospectus. The GLOBAL INCOME FUND and LATIN AMERICA FUND may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. If reliable market quotations are not available, these securities are valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. The Manager's judgment and credit analysis plays a greater role in valuing high yield debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the value of these securities and the Funds' ability to dispose of them. Because there is no liquid secondary market for many of these securities, these Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. See "Description of Securities, Investment Policies and Risk Factors" in the Statement of Additional Information.

The mortgage-related securities in which the GLOBAL INCOME FUND invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (I.E., the Global Income Fund) receives monthly scheduled payments of principal and interest, and, in a falling interest rate environment may receive unscheduled principal payments representing prepayments on the underlying mortgages at a rate that is faster than the assumed payment date. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of "locking in" long-term interest rates. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate that is slower than the assumed prepayment rate. In this case, the cash flow of the CMO decreases. A reduced prepayment rate effectively lengthens the time period the CMO will be outstanding and may adversely affect the value of the CMO. The market value of mortgage securities, (including, to a more limited extent, ARMs), like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. In particular, the yields to maturity on any IO or PO class of CMO's are extremely sensitive not only to changes in interest rates but also to the rate of principal payments and prepayments on underlying mortgages. In the most extreme cases, an IO class may become worthless.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. If mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to Fund shareholders, will be taxable as ordinary income.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities, can meet their obligations under the policies. Although the market for such non-governmentally issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Global Income Fund's 5% limit with respect to investment in illiquid securities.

INVESTMENT RESTRICTIONS

The International Equity Fund, the Emerging Markets Fund, the Smaller Companies Fund and the Pacific Strategy Fund are diversified series of the Company. A diversified series of shares of an investment company is required under the 1940 Act to follow certain guidelines in managing its investments which may help to reduce risk. See "Other Policies" in the Statement of Additional Information.

As a non-fundamental policy, the International Equity, Emerging Markets, Smaller Companies, Pacific Strategy, Latin America and Global Income Funds may not invest more than 5% of their respective net assets in securities restricted as to resale or in illiquid securities. No Fund may invest 25% or more of its total assets in any one industry (other than U.S. Government and agency obligations). In addition, no Fund may borrow money or mortgage or pledge any of its assets (except that a Fund may borrow from banks, for temporary or emergency purposes, up to 33 1/3% of its total assets and pledge up to 33 1/3% of its total assets in connection therewith). Any borrowings that come to exceed the 33 1/3% limitation will be reduced within three days. No Fund may purchase securities when its borrowings exceed 5% of its assets. No Fund may make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities. Portfolio securities may be loaned only if continuously collateralized at least 100% by "marking-to-market" daily.

See the Statement of Additional Information for the full text of these restrictions and the Funds' other investment policies. Except for those investment restrictions designated as fundamental in the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Company's Board of Directors may change a non-fundamental investment policy without shareholder approval.

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                            MANAGEMENT OF THE FUNDS

The Company's Board of Directors is responsible for overseeing the conduct of the Company's business and the activities of each of the Funds. Pursuant to an Investment Management Contract, and subject to such policies as the Board of Directors may establish, John Govett provides the Funds (except the Smaller Companies Fund) with day-to-day management services and makes investment decisions on their behalf in accordance with each Fund's respective investment policies. The Subadvisor provides similar services to the Smaller Companies Fund.

Subject to the supervision of the Board of Directors, John Govett also oversees the Funds' operations. For these investment management and administrative services, the Funds pay fees monthly to John Govett based upon the average net assets of the Company, as determined at the close of each business day during the month, at an annual rate of 1% of the average daily net assets of each Fund (0.75% for the Global Income Fund). Due to the added complexities involved in managing international and smaller company investments, the Manager's fee is higher than that paid by most other investment companies. The management fees will be reduced, if necessary, to comply with the most stringent total expense limits prescribed by the states in which the Funds' shares are offered for sale. The Funds pay all expenses not assumed by John Govett or other persons, such as the Distributor, including but not limited to the Manager's fees, outside directors' fees; taxes, if any; auditing, legal, custodial, transfer agent and certain investor servicing and shareholder reporting expenses; brokerage and commission expenses, if any; interest charges on any borrowings; costs and expenses of accounting, bookkeeping and recordkeeping; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of their shares for sale under federal and applicable state securities laws; costs associated with shareholders' meetings and the preparation and distribution of proxy materials; printing and mailing prospectuses and statements of additional information and reports to shareholders; and other expenses relating to the Funds' operations plus any extraordinary and non-recurring expenses. The Manager, Distributor, and certain of their respective affiliates have agreed to share management fees, distribution and service fees, excess Fund expenses, and sales charges related to the sale of Fund shares.

John Govett has entered into a Subadvisory Agreement with Govett Asset Management Company ("Govett Asset Management" or the "Subadvisor"), an affiliate of John Govett, whereby Govett Asset Management provides day-to-day investment advisory services to the Smaller Companies Fund. Under the subadvisory arrangements, Govett Asset Management furnishes an investment program and makes investment decisions for the Smaller Companies Fund, subject to the supervision of John Govett and the Board of Directors. For the services provided under the subadvisory arrangements, John Govett pays to Govett Asset Management, out of the investment advisory fee received by John Govett from the Company with respect to the Smaller Companies Fund, an annual fee, computed daily and paid monthly, equal to 0.50% of the Smaller Companies

Fund's average daily net assets. The Smaller Companies Fund does not compensate Govett Asset Management directly for its subadvisory services. The subadvisory fee payable to Govett Asset Management will be reduced proportionately if the advisory fee paid to John Govett by the Company with respect to the Smaller Companies Fund is reduced as a result of applicable state expense limitations or fee waivers.

During the fiscal period ended December 31, 1994, the total operating expenses paid by the Class A Shares of International Equity Fund, Emerging Markets Fund, Pacific Strategy Fund, Latin America Fund, Smaller Companies Fund, and Global Income Fund (including management and administrative and distribution fees, but, after fee reductions and expense reimbursements were 2.50%, 2.50%, 2.50%, 2.50%, 1.95%, and 1.75% respectively, of such Funds' average daily net assets.

JOHN GOVETT & CO. LIMITED

John Govett is a United Kingdom-based investment management company whose investment management activities originated in the 1920s, and was incorporated in 1955 to provide a corporate structure for a management group. Located at 4 Battle Bridge Lane, London SE1 2HR, England, John Govett is a wholly-owned subsidiary of Govett & Company Limited, a corporation listed on the London Stock Exchange with a market valuation as of April 17, 1995 of approximately $320 million. The Govett Group, which manages or administers investment funds valued at approximately $8.6 billion on April 17, 1995, maintains offices in London, Singapore, Jersey (Channel Islands), Sacramento, Raleigh, and San Francisco.

The portfolio manager for the International Equity Fund is Gareth L. Watts. Since the Fund's inception in 1992, he has been primarily responsible for the day-to-day management of the Fund's portfolio and has been a portfolio manager with John Govett since 1988. Mr. Watts graduated in Statistics from the University of Wales. He worked for Legal and General as a fund manager for five years before moving to Morgan Grenfell in 1983, where he managed both North American and international investment funds. In 1986, he joined Scrimgeour Vickers Asset Management as Senior Fund Manager in charge of all overseas assets.

The portfolio manager for the Emerging Markets Fund is Rachael Maunder. Since the Fund's inception in 1992, she has been primarily responsible for the day-to-day management of the Fund's portfolio and has been a portfolio manager with John Govett since 1991. Ms. Maunder graduated in Economics and Politics from Bath University. She joined INVESCO MIM as a graduate trainee in the UK pension fund department before joining their international investment team in 1986. As part of that team, she managed a range of global equity accounts for U.S. institutional clients, and was in charge of the firm's global emerging markets investment funds.

The portfolio manager for the Global Income Fund is Alan Doyle. He is primarily responsible for the day-to-day management of the Fund's portfolio and has been a portfolio manager with John Govett since 1994. Mr. Doyle graduated from Rhodes University with a M.Sc. in Economics. He was a Senior Economist with Barclays National Bank (South Africa) until 1987, when he joined World Invest Limited in London as an Economist in the fixed income department.

The portfolio manager for the Pacific Strategy Fund is Peter Robson. Since the Fund's inception, he has been primarily responsible for the day-to-day management of the Fund's portfolio and has been with John Govett since 1990. Mr. Robson graduated in Engineering from Oxford University. He was commissioned into the 1st Queen's Dragoon Guards in 1985. He then joined BZW Investment Management where he managed UK unit trusts before moving to specialize in Far Eastern markets.

The portfolio manager for the Latin America Fund is Caroline Lane. Since the Fund's inception, she has been primarily responsible for the day-to-day management of the Fund's portfolio and has been with John Govett since 1990. Ms. Lane graduated from Exeter University in Economic History. She joined Lloyds Bank International and worked in Taiwan and France before joining Crosby Securities Hong Kong Ltd. in 1983, where she became head of research.

GOVETT ASSET MANAGEMENT COMPANY

Govett Asset Management is a registered investment adviser whose principal office is located at 650 California Street, 28th Floor, San Francisco, California 94108. Govett Asset Management is an affiliate of John Govett. Govett Asset Management has been engaged in the investment management business since 1972, and as of April 17, 1995 managed approximately $1.8 billion in assets for both individual and institutional clients. Its investment management activities include investment in equities (ranging from small capitalization to large capitalization companies), a full range of fixed income securities, and asset allocation strategies.

The portfolio manager for the Smaller Companies Fund is Garett R. Van Wagoner. Since the Fund's inception, he has been primarily responsible for the day-to-day management of the Fund's portfolio and has been a portfolio manager with Govett Asset Management since 1993. Mr. Van Wagoner graduated from Bucknell University with a B.S. in Business Administration. He was responsible for income research for First American Bank, N.A., before joining Flagship National Bank. In 1982, he joined Bessemer, where he was responsible for the Emerging Growth Stock Investment Program.

ALLOCATION OF PORTFOLIO TRANSACTIONS

Neither the Manager nor the Subadvisor has any agreement or commitment to place orders with any particular securities dealer or dealers with respect to the Funds. In placing orders for the Funds' portfolio transactions, the Manager and the Subadvisor seek the best net results, analyzing such factors as price, size of order, difficulty of execution and the operational capabilities of the firm involved. Prior to making an investment, the Manager and the Subadvisor perform considerable research on the specified company and country. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case there are no commissions or discounts. Dealers may receive commissions on futures, currency and options transactions. Commissions on trades made through foreign securities exchanges or OTC markets typically are fixed and generally are higher than those made through United States securities exchanges or OTC markets.

Consistent with their obligations to obtain the best net results, the Manager and the Subadvisor may consider a securities broker-dealer's sale of Fund shares, or research and brokerage services provided by the securities broker-dealer, as factors in considering through whom portfolio transactions will be effected. The Funds may pay to those securities broker-dealers who provide brokerage and research services to the Manager or Subadvisor a higher commission than that charged by other securities broker-dealers if the Manager or Subadvisor determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Manager or Subadvisor to the Funds and to any other accounts over which the Manager or Subadvisor exercises investment discretion.

The frequency of portfolio transactions, a Fund's turnover rate, will vary from year to year depending on market conditions. The portfolio turnover rates of the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, and Global Income Fund for the period from January 1, 1994 through December 31, 1994 were 155%, 140%, 519%, 213% and 701%, respectively. The portfolio turnover rate of the Latin America Fund was 185% for the period from March 7, 1994 through December 31, 1994. It is anticipated that the annual portfolio turnover rate of the Latin America Fund should not exceed 200%. Because a high annual turnover rate (over 100%) increases transaction costs and may increase the incidence of federal taxation on a Fund's capital, the Manager and Subadvisor will carefully weigh the anticipated benefits of a portfolio transaction against expected transaction costs and tax consequences. Neither the Manager nor the Subadvisor will engage in short-term trading other than what is necessary for the prudent management of the Funds' portfolios.

DISTRIBUTION ARRANGEMENTS

Van Kampen American Capital Distributors, Inc. (the "Distributor") is the distributor, or principal underwriter, of the Funds' shares. The Distributor currently also acts as principal underwriter for the Van Kampen American Capital Family of Mutual Funds, which consists of 103 mutual funds with aggregate net assets, on a proforma basis, of approximately $49.6 billion as of December 31, 1994. The Distributor's office is located in Houston, Texas. The Distributor is a wholly owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), a wholly owned subsidiary of VKAC Holding, Inc. VKAC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("CDLP"), a Connecticut limited partnership. CDLP is managed by Clayton Dubilier & Rice, Inc., a New York based private investment firm. The general partner of CDLP is Clayton & Dubilier Associates IV Limited Partnership ("CD Associates"). The general partners of CD Associates are Joseph L. Rice, III, B. Charles Ames, Albert Cribiore, Donald J. Gogel and Hubbard C. Howe, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than 6% of the common stock of VKAC Holding Inc. and have the right to acquire, upon the exercise of options, approximately an additional 10% of the common stock of VKAC Holding, Inc. The Distributor collects the sales charges imposed on purchases and redemptions of Fund shares, and reallows a portion (in accordance with the schedule set forth under "How To Purchase Shares," and as described below in "Distribution Plans") of such charges to securities dealers who have sold such shares.

From time to time, the Distributor may provide promotional and/or cash incentives, including reallowances of up to the entire sales charge, to certain securities dealers who have sold or are expected to sell significant amounts of shares of the Funds. The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on sales generated by the broker or dealer during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Funds. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of any Fund on an annual basis. The Distributor may also provide written information to securities dealers in its selling group which relates to sales incentive campaigns conducted by such securities dealers for their representatives, as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent that they are prohibited by the laws of any state or any self-regulatory agency with jurisdiction over the Distributor, such as the NASD.

DISTRIBUTION PLANS

Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the Company's Board of Directors and approved by its shareholders. Pursuant to Rule 12b-1, the Company's Board of Directors and the shareholders of each class of each Fund have adopted three Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class C Plan." Each Distribution Plan is in compliance with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD Rules") applicable to mutual fund sales charges. The NASD Rules limit the annual distribution charges that the Funds may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Funds may pay for such distribution charges. Under the Class A Plan, each Fund pays an ongoing distribution fee to the Distributor at an annual rate of 0.50% (0.35% for the Global Income Fund) of each Fund's aggregate average daily net assets attributable to its Class A shares. Under the Class B Plan and the Class C Plan, each Fund pays an ongoing distribution fee and an ongoing service fee to the Distributor at annual rates of equal to 0.75% and 0.25%, respectively, of the Fund's aggregate average daily net assets attributable to its Class B shares and Class C shares.

CLASS A PLAN

The Class A Plan allows the Funds to compensate the Distributor for services provided and expenses incurred in the distribution of Class A shares, including advertising expenses and printing costs (e.g., sales materials used to offer Class A shares to the public). The Distributor may reallow all or a portion of the payments received under the Plan to third parties, including banks.

The Class A Plan provides for quarterly payments by the Funds to the Distributor at the annual rate of 0.50% of the respective average daily net assets of the International Equity Fund, the Emerging Markets Fund, the Smaller Companies Fund, the Pacific Strategy Fund and the Latin America Fund attributable to those Funds' Class A shares. The Class A Plan also provides for quarterly payments to the Distributor at the annual rate of 0.35% of the average daily net assets of the Global Income Fund attributable to its Class A shares. If the Class A Plan should be terminated as provided therein, the Distributor would not be compensated for costs incurred but not yet recovered. Payments under the Class A Plan of a Fund may not be increased to more than 0.50% of the Fund's average daily net assets attributable to Class A shares (0.35% for the Global Income
Fund) without prior approval of the Class A and Class B shareholders.

At present, the Company's Board of Directors has approved payments under the Class A Plan for the purpose of reimbursing the Distributor for payments of commissions to the Funds' dealers as well as for certain additional expenses related to shareholder services and the distribution of Class A shares (including payments for travel, telephone, and overhead expenses of the Distributor), subject to the overall percentage limitations described above.

CLASS B AND CLASS C PLANS

The Class B and Class C Plans allow the Funds to compensate the Distributor for services provided and expenses incurred in the distribution of Class B shares and Class C shares, respectively. Such expenses include advertising expenses and printing costs (E.G., sales materials used to offer Class B shares and Class C shares to the public). The Distributor may reallow all or a portion of the payments received under a Class B or Class C Plan to third parties, including banks.

The Class B and Class C Plans provide that the Distributor shall use a portion of the Class B fee and Class C fee (0.25% of the net assets of the respective Class B shares or Class C shares) for payments (i) to compensate certain financial institutions, which may include banks, securities dealers, and other industry professionals (collectively, "Service Organizations") for providing distribution assistance or services to clients which purchase or own Class B or Class C shares of the Funds, and (ii) to otherwise promote the sale of shares of the Funds. The Distributor intends to make payments to compensate Service Organizations equal to 0.25% per year of the assets maintained in a Fund by their customers attributable to Class B or Class C shares for personal services and/or maintenance of shareholder accounts. Under the Class B and Class C Plans, the Distributor receives additional payments from the Funds at the annual rate equal to 0.75% of the net assets of the Class B and Class C shares, respectively, as compensation for providing services and incurring expenses in the distribution of Class B and Class C shares. Such expenditures may include payment of (i) front-end commissions of up to 4% of the purchase price of Class B shares purchased by clients of securities dealers and other Service Organizations, (ii) front-end commissions of up to 0.75% of the purchase price of Class C shares purchased by clients of securities dealers and other Service Organizations and ongoing commissions of up to 0.75% of the average daily net assets of the Funds' Class C shares and (iii) other distribution expenses as described in the Statement of Additional Information. If a Class B Plan or a Class C Plan should be terminated as provided therein, the Distributor would not be compensated for costs incurred but not yet recovered. Payments under a Class B Plan or a Class C Plan of a Fund may not be increased to more than the percentage amounts described above without prior approval of the Class B or Class C shareholders, respectively, of such Fund.

At present, the Company's Board of Directors has approved payments under the Class B and Class C Plans for the purpose of reimbursing the Distributor for payments of commissions to the Funds' dealers as well as for certain additional expenses related to shareholder services and the distribution of Class B and Class C shares (including payments for travel, telephone, and overhead expenses of the Distributor), subject to the overall percentage limitations described above.

The payments made to the Distributor under a Distribution Plan may be more or less than the amount it spends for distribution of the shares covered by such Plan, resulting in a profit or loss for the Distributor. The payments made by a Fund to the Distributor under a Distribution Plan may be used by the Distributor to defray distribution expenses related to the covered class of shares of one or more of the other Funds. Distribution expenses related to a particular class of shares will be allocated among the Funds based on each Fund's outstanding shares in such class.

In adopting the Distribution Plans, the Directors of the Company determined that there was a reasonable likelihood that the Distribution Plans would benefit the Funds and their shareholders. Information with respect to distribution revenues and expenses is presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Distribution Plans. In their review of the Distribution Plans, the Directors are asked to take into consideration expenses incurred in connection with the distribution of each class of shares separately. The distribution charge and the sales charge of a particular class will not be used to subsidize the sale of the other classes.

The distribution and service fee attributable to Class B shares or Class C shares is designed to permit an investor to purchase such shares without the assessment of a front-end sales charge and at the same time permit the Distributor to compensate Service Organizations with respect to such shares. In this regard, the purpose and function of the combined CDSC and distribution and service fee are the same as those of the initial sales charge and distribution fee with respect to the Class A shares of the Funds in that in both cases the sales charge and distribution charge provide for the financing of the distribution of the Funds' shares.

SHAREHOLDER SERVICES AGENT

Access Investor Services, Inc., an affiliate of the Distributor ("Shareholder Services Agent"), provides the Company and the Funds with certain services, including the following: (1) preparation and maintenance of accounts and records for the Funds and performance of certain related functions; and (2) provision of transfer agency services to the Funds. ACCESS provides such services at cost plus a profit.

ACCOUNTING AND ADMINISTRATION SERVICES

Investors Bank & Trust Company ("IBT" or the "Fund Administrator") provides the Company and the Funds with administration and accounting services.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund calculates the net asset value per share of each class by dividing the total value of the assets (the securities held by the Fund, plus any cash or other assets, including interest and dividends accrued but not yet received) attributable to the class, less the total liabilities attributable to the class, by the total number of shares of the class outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the Exchange is open. All securities traded on an exchange are valued at the last sale quotation on the exchange prior to the time of valuation. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Company's Board of Directors has determined approximates market value. Amortized cost valuation means that a debt security with a maturity at purchase of 60 days or less is valued at its acquisition cost and a debt security originally purchased with a maturity in excess of 60 days, which currently has a maturity of 60 days or less, is valued at the market or fair value of the security on the 61st day prior to maturity (each as adjusted for amortization of premium or discount) rather than at current market value. All other securities and assets are valued at their fair value following procedures approved by the Company's Board of Directors. See "Additional Purchase and Redemption Information" in the Statement of Additional Information for a description of the special valuation procedures for options and futures contracts.

Each Fund's portfolio is expected to include foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined below. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as the Manager or Subadvisor may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Fund's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Funds. If an event materially affecting the value of such foreign securities occurs during such period of which the Manager or Subadvisor becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Company's Board of Directors.

SHAREHOLDER INQUIRIES

ANY QUESTIONS OR COMMUNICATIONS REGARDING A SHAREHOLDER ACCOUNT SHOULD BE DIRECTED TO: THE GOVETT FUNDS, INC. AT P.O. BOX 419434, KANSAS CITY, MO 64141. SHAREHOLDERS MAY ALSO OBTAIN INFORMATION BY CALLING (800) 421-5666. FOR 24-HOUR PRICE LINE, CALL (800) 468-6608.

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                             HOW TO PURCHASE SHARES

GENERAL

Each Fund has designated three classes of shares. AT PRESENT, ONLY CLASS A SHARES OF THE FUNDS ARE AVAILABLE TO THE GENERAL PUBLIC. IT IS ANTICIPATED THAT CLASS B AND CLASS C SHARES WILL BE AVAILABLE SHORTLY. Class A shares are sold with an initial sales charge; Class B shares and Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge "CDSC") upon certain redemptions. See "Multiple Pricing System" for a discussion of factors to consider in selecting which class of shares to purchase. When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class B or Class C shares. AN UNSPECIFIED PURCHASE ORDER WILL BE CONSIDERED AN ORDER FOR CLASS A SHARES. Shares of the Funds may be purchased through registered securities dealers with whom the Distributor has entered into dealer sales agreements or through other qualified brokers. Shares may also be purchased directly through the Shareholder Services Agent. The Shareholder Services Agent will price each purchase order that it receives for a Fund's shares at the net asset value of the Fund next determined after receipt of the order, plus a front-end sales charge (Class A shares only) depending on the method of purchasing shares chosen by the investor, as shown in the tables under the caption "Summary of Investor Costs." Net asset value per share for each class is determined by dividing the value of each Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The minimum initial investment is $500, and subsequent investments must be $25 or more. Both minimums may be waived by the Distributor for plans involving periodic investments. The Funds and the Distributor reserve the right to refuse to accept any order for the purchase of shares, and to suspend the offering of shares for a period of time. The procedures for purchasing Fund shares are summarized in the "Quick Reference Guide" in Appendix B and described in detail below. Investors may be charged a fee if they effect transactions in Fund shares through a securities dealer, bank, or other financial institution.

PURCHASES THROUGH SECURITIES DEALERS

Orders received by a securities dealer before 4:00 p.m., Eastern Time, on any Business Day, will be executed at the public offering price determined that day, provided that the securities dealer (or other qualified broker) transmits the order to the Shareholder Services Agent by 5:00 p.m., Eastern Time, that day. A "Business Day" is any Monday through Friday on which the New York Stock Exchange is open for business. Securities dealers are responsible for timely transmission of orders to the Shareholder Services Agent. After an initial investment is made and a shareholder account is established through a securities dealer, subsequent purchases may be made, at the investor's option, directly through the Shareholder Services Agent. Orders of less than $500 must be mailed by the securities dealer and will be processed at the offering price next calculated upon acceptance by ACCESS. The sales agreements between the Distributor and the securities dealers provide that all orders are subject to acceptance by the Distributor, and the Distributor retains the right to reject any order.

PURCHASES THROUGH THE SHAREHOLDER SERVICES AGENT

Investors may purchase shares and open an account directly through the Shareholder Services Agent by completing and signing the Account Application provided with this Prospectus. In such cases, the sales charge will be paid to the Distributor. Investors desiring to purchase shares directly through the Shareholder Services Agent should mail the completed Account Application together with a check to cover the purchase price to the Shareholder Services Agent in accordance with the instructions on the Account Application. Purchases will be executed at the public offering price next computed after the Shareholder Services Agent has received the order. Subsequent investments do not need to be accompanied by an Account Application.

Investors may also purchase shares of the Funds through the Shareholder Services Agent by bank wire, provided that within seven days of an initial purchase the Shareholder Services Agent has received an executed Account Application with the investor's taxpayer identification number. Bank wire purchases will be effected at the next computed public offering price after the bank wire is received; accordingly, a bank wire received by 4:00 p.m. Eastern Time on a Business Day will be effected that day. A wire investment is considered received when the Shareholder Services Agent is notified that the bank wire has been credited to a Fund. The investor is responsible for providing prior telephone notice to the Shareholder Services Agent that a bank wire is being sent. See "Telephone Transactions" below. An investor's bank may charge a service fee for wiring money to the Funds; the Shareholder Services Agent currently charges no service fees for facilitating wire purchases, but reserves the right to do so in the future. Investors desiring to open an account by bank wire should call the Shareholder Services Agent at (800) 421-6714.

PURCHASE PRICE OF FUND SHARES

Shares of each Fund are offered at the public offering price which is the net asset value per share (plus, for Class A shares only, a front-end sales charge) next computed after the investor's securities dealer (or other qualified broker) receives the order and promptly transmits it to the Shareholder Services Agent, or after the Shareholder Services Agent receives by mail from the investor a completed Account Application accompanied by a negotiable check. An order is considered to be promptly transmitted if it is received by the Shareholder Services Agent by 4:00 p.m. Eastern Time on a Business Day. Orders received by the Shareholder Services Agent after 4:00 p.m. Eastern Time will be executed at the public offering price computed the following Business Day. The front-end sales charge applicable to purchases of Class A shares is a variable percentage of the offering price depending upon the amount of the purchase. Class A shares may also be purchased under a variety of plans (described below), some of which provide for reduced sales charges.

Initially, the net asset values per share of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A, Class B and Class C shares may differ from one another, reflecting the daily expense accruals of the greater distribution and transfer agency fees applicable with respect to the Class B and Class C shares, and the differential in the dividends paid on the classes of shares.

Each class of shares of a Fund represents an interest in the same portfolio of investments in the Fund, has the same rights and is identical in all respects except that (i) Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution charges and incremental transfer agency costs) resulting from such sales arrangement,
(ii) each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution charges are paid which relate to a specific class, and (iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder services options available. See "Management of the Funds -- Distribution Plans" and "How to Make Exchanges." The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution charges and incremental expenses associated with such distribution charges. Securities dealers distributing a Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares.

CLASS A SHARES
Set forth below is a table of total front-end sales charges and dealer concessions applicable to certain purchases of Class A shares; the latter represents the amount of any sales charges reallowed by the Distributor to securities dealers selling Class A shares of the Funds.

--------------------------------------------------------------------------------
                         SALES CHARGES CHART -- CLASS A

                                                                   SALES CHARGE
                                                                AS A PERCENTAGE OF         AMOUNT OF SALES CHARGE
                                                           ----------------------------     REALLOWED TO DEALERS
                  AMOUNT OF PURCHASE AT                      OFFERING         NET            AS A PERCENTAGE OF
                THE PUBLIC OFFERING PRICE                     PRICE        INVESTMENT          OFFERING PRICE
               --------------------------                  ------------  --------------  ---------------------------
Less than $100,000                                               4.95%          5.21%                 4.25%
$100,000 to less than $250,000                                   3.95%          4.11%                 3.25%
$250,000 to less than $500,000                                   3.00%          3.09%                 2.50%
$500,000 to less than $1,000,000                                 2.25%          2.30%                 2.00%
$1,000,000 or more*                                              0.00%          0.00%                 0.00%**

 * Quantity purchases of Class A shares of $1 million or more may be subject to a CDSC. See "How To Redeem Shares -- CDSCs" below.
** The Distributor will pay commissions, from its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more as follows: 1% on sales to $2 million, plus 0.80% on the next 1 million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

The following purchases of Class A shares may be aggregated for purposes of determining the "Amount of Purchase":

(a) Individual purchases on behalf of a single purchaser, the purchaser's spouse or their minor children. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual Section 403(b) plan or single-participant Keogh-type plan. This also includes purchases made by a company controlled by such individual(s).

(b) Individual purchases by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing, and stock bonus plans, including Section 401(k) plans, and medical, life and disability insurance trusts) other than a plan described in (a) above.

(c) Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (again excluding an employee benefit plan described in (a) above).

OR

(d) Purchases made concurrently by certain fiduciary entities (such as investment advisors, bank trust departments, and bank custodians) for the accounts of clients.

The Distributor may from time to time reallow to securities dealers the full amount of the sales charge. To the extent that the Distributor reallows the full amount of the sales charge to securities dealers, such securities dealers may be deemed to be underwriters under the Securities Act of 1933.

FRONT-END SALES CHARGE WAIVERS --
CLASS A SHARES

The Funds sell Class A shares at net asset value without imposition of sales charges when investments are made by the following classes of investors:

- Current or retired trustees or directors
(including their families and their beneficial accounts) of funds advised by John Govett, Van Kampen American Capital Asset Management, Inc., or the Van Kampen American Capital Investment Advisory Corp.; employees of an investment subadvisor to any such fund or an affiliate of such subadvisor, and such employees' families and such persons' beneficial accounts.

- Current or retired directors, officers and employees of the Funds, the Fund Administrator, and VKAC Holding, Inc. and its
  subsidiaries.

- Clayton, Dubilier & Rice, Inc., and companies affiliated with John Govett.

- Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children then purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

- Registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Funds during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Service Organizations through which purchases are made an amount up to 0.50% of the amount invested over a 12 month period following such transaction.

- Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1% for such purchases.

- Accounts as to which a bank or broker-dealer charges a management or administrative fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

- Investors purchasing shares of a Fund with the redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

- Full service participant-directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company, with at least 50 eligible employees or investing at least $250,000. For such investments, the Funds impose a contingent deferred sales charge ("CDSC") of 1% in the event of redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. No such CDSC will be imposed unless and until appropriate relief has been granted by the SEC. A commission will be paid to securities dealers who initiate and are responsible for such purchases as follows: 1% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

- Persons who are participants of employee benefit, retirement or pension plans with North American Trust Company (an affiliate of John Govett).

- Persons who have purchased annuity contracts with London Pacific Life & Annuity Company (an affiliate of John Govett).

- Investment accounts managed by John Govett or by its affiliated companies.

- Shares sold to any registered investment companies, including unit investment trusts, affiliated with the Distributor.

The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

REDUCED SALES CHARGE PLANS --
CLASS A SHARES

Class A shares of the Funds may be purchased at reduced sales charges either through the Right of Accumulation Privilege or under a Letter of Intent. For more details on these plans investors should contact their securities dealers, the Shareholder Services Agent, or the Distributor.

LETTER OF INTENT. In executing a Letter of Intent ("LOI") an investor indicates an aggregate investment amount he or she intends to invest in the Class A shares of a Fund, or Funds, in the following thirteen months. The LOI is included as part of the Account Application provided with this Prospectus. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all Class A share purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s). Registered investment advisors trust companies, and bank trust departments may be eligible to receive commissions on certain LOI purchases. See "Front-End Sales Charge Waivers -- Class A Shares" for more information.

If at the end of the thirteen month period covered by the LOI the total amount of Class A share purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Class A shares having a value equal to 5% of the amount specified in the LOI will be held in escrow by the Shareholder Services Agent during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption by the Shareholder Services Agent to assure any necessary payment of a higher applicable sales charge. Any dividends accrued on the shares held in escrow will accrue to the shareholder's account.

RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation Privilege, investors are permitted to purchase Class A shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount of the investor's concurrent purchases of Class A shares of the other Funds plus (c) the current value of all Class A shares of any Fund already held by the investor. To receive the Right of Accumulation, investors must, at the time of purchase give their securities dealers, the Shareholder Services Agent or the Distributor sufficient information to permit confirmation of qualification.

SALES CONTEST. The Distributor currently is sponsoring a sales contest for INVEST Financial Corporation ("INVEST") relating to the International Equity Fund, Smaller Companies Fund, and certain other funds or investment products sponsored by the Distributor. Under the terms of the contest, an INVEST broker may receive an award valued up to $750 for sales during the period April 1, 1995 through May 31, 1995.

AUTOMATIC INVESTMENT PLAN -- ALL CLASSES

Investors may purchase shares of a Fund through the Automatic Investment Plan. Under this Plan, an investor specifies an amount, equal to or greater than $25 per Fund, to be invested on a regular basis. The specified amount will be transferred to the Shareholder Services Agent directly from the investor's bank for investment in the designated Fund(s) on the designated investment day. In the event that the designated investment day falls on a Saturday, Sunday or holiday, the investment will take place on the next Business Day. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Account Application provided with this Prospectus.

SYSTEMATIC WITHDRAWAL PLAN -- ALL CLASSES

Shareholders owning shares with a value of $10,000 or more may establish a monthly Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a quarterly, semiannual or annual Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly or quarterly redemptions of Fund shares, in amounts of not less than $25 per redemption per Fund, as specified by the shareholder. In the event that the specified redemption day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior Business Day. Checks will be made payable to the designated recipient and mailed within seven (7) days. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate portion of the Account Application provided with this Prospectus. Shareholders participating in this plan with respect to Class A shares for a particular Fund should not simultaneously purchase Class A shares of the Fund, as such purchases are subject to a sales charge. Investors should contact the Shareholder Services Agent for more information. Redemptions pursuant to the Systematic Withdrawal Plan of certain Class A shares purchased at net asset value that are effected within 12 months of initial purchase may be subject to a CDSC. See "How to Redeem Shares -- CDSCs" below.

Under the Plan, sufficient shares of a Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this Plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

Class B and Class C shareholders who establish a Systematic Withdrawal Plan may redeem up to 12% annually of the shareholder's Initial Account Balance without incurring a CDSC. Initial Account Balance means the amount of the shareholder's investment in the Class B or Class C shares of the Fund on the date the plan for such class is established. See "How To Purchase Shares -- Waiver of CDSCs" and the Statement of Additional Information.

FUND TO FUND DIVIDENDS

A shareholder may elect to have all dividends and other distributions paid by one Fund invested into another Fund. Such election may be made by written request or by completing the appropriate section of the Account Application provided with this Prospectus. Both Fund accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan and for the benefit of the same individual. Distributions are invested into the selected Fund at its net asset value as of the payable date of the distribution.

CLASS B SHARES

Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within six years of purchase are subject to a CDSC at the rates set forth in the following table, charged as a percentage of the dollar amount subject thereto. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the Class B shares being redeemed. Accordingly, no CDSC is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC is assessed on shares derived from reinvestment of dividends or capital gains distributions on the Class B shares, or on certain redemptions under a Systematic Withdrawal Plan as described above.

The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

                                       CDSC AS A
                                     PERCENTAGE OF
                                     DOLLAR AMOUNT
YEAR SINCE PURCHASE                SUBJECT TO CHARGE
---------------------------------  -----------------
First............................         4%
Second...........................         4%
Third............................         3%
Fourth...........................         3%
Fifth............................         2%
Sixth............................         1%
Seventh..........................         0%

In determining whether a CDSC is applicable to a redemption of Class B shares, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's Fund account that are not subject to a CDSC, second, of shares held for over six years or shares acquired pursuant to reinvestment of dividends or distributions, and third of Class B shares held longest during the six-year period. The charge is not applied to dollar amounts representing an increase in the net asset value since the time of purchase.

To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds are subject to a CDSC at a rate of 4% (the applicable rate in the second year after purchase).

A commission or transaction fee of 4% of the purchase amount will be paid to securities dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Funds.

CLASS C SHARES

Class C shares are offered at the next determined net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1%. The CDSC is assessed on an amount equal to the lesser of the then current market value, or the cost of the Class C shares being redeemed. Accordingly, no CDSC is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC is assessed on Class C shares derived from reinvestment of dividends or capital gains distributions.

In determining whether a CDSC is applicable to a redemption of Class C shares, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any Class C shares in the shareholder's Fund account that are not subject to a CDSC, and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

A commission or transaction fee of up to 0.75% of the purchase amount will be paid to securities dealers and other Service Organizations at the time of purchase. Securities dealers and other Service Organizations will also be paid ongoing commissions and transaction fees up to 0.75% of the average daily net asset value of each Fund's Class C shares. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to Service Organizations that sell Class C shares of the Funds.

WAIVER OF CDSCS

The CDSC is waived on redemptions of Class B and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan,
(iii) pursuant to the Funds' systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Funds to liquidate a shareholder's account as described herein under "How to Redeem Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in Class C shares within 120 days after redemption. See "How to Redeem Shares -- Reinstatement Privilege" below and the Statement of Additional Information for further discussion of waiver provisions.

CERTIFICATES -- ALL CLASSES

In the interest of economy and convenience, physical certificates representing the Funds' shares will not be issued unless an investor submits a written request to the Shareholder Services Agent, or unless the investor's securities dealer requests that the Shareholder Services Agent provide certificates. Ownership of Fund shares is recorded on a register by the Shareholder Services Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required, and shareholders with certificated shares ordinarily may not hold their shares through the "street name" of their securities dealers. Accordingly, the Company and the Distributor recommend that shareholders not request issuance of certificates.

--------------------------------------------------------------------------------
                             HOW TO MAKE EXCHANGES

Shares of any Fund generally may be exchanged for shares of the same class of any of the other Funds or for shares of the Goldman Sachs Institutional Liquid Assets Money Market Portfolio (the "Money Market Fund"), based on their respective net asset values, without imposition of any sales charges, provided that the account holder remains the same. Class A shares acquired through quantity purchases of $1 million or more on which no front-end sales charge was paid CANNOT be exchanged for shares of the Money Market Fund during the first year after their purchase. The

Money Market Fund is not a series of the Company, but is available as an exchange vehicle for Fund shareholders. Shares of the Money Market Fund may also be exchanged for Class A shares of any Fund, without imposition of a sales charge, but only if the investor seeking to exchange the Money Market Fund shares acquired those shares through an exchange out of one or more of the Funds. Money Market Fund shares that were acquired by direct purchase from the Money Market Fund, and Money Market Fund shares that were acquired through the reinvestment of Money Market Fund dividends, cannot be exchanged for Class A shares of any Fund. Investors interested in making an exchange with respect to shares of the Money Market Fund should write or call their securities dealer or the Shareholder Services Agent to request that fund's prospectus. Certain securities dealers may charge a fee for handling exchanges. It is anticipated that the Funds' shares will be exchangeable for shares of other funds distributed by the Distributor in the near future.

Investors may make up to four exchanges during a year without charge; for each exchange in excess of four a $7.50 processing charge will be deducted and paid to the Shareholder Services Agent. If investors do not surrender all of their shares in an exchange, the remaining balance in an investor's account after the exchange must be at least $500, or the Fund may automatically redeem the account in full as described in "How To Redeem Shares" below. The exchange fee described above will be waived for any exchange transmitted through Fund/SERV or via computer transmission. Contact the Shareholder Services Agent at (800) 421-5666 for further information.

EXCHANGES BY TELEPHONE. Exchange orders effected by telephone should be directed to the Funds' Shareholder Services Agent at the toll-free number set forth in the "Quick Reference Guide" in Appendix B. See "Telephone Transactions" below.

EXCHANGES BY MAIL. Exchange orders effected by mail should be sent to the investor's securities dealer or to the Shareholder Services Agent at the address set forth in the "Quick Reference Guide" in Appendix B.

AUTOMATIC EXCHANGE PLAN. Investors may also exchange Fund shares through the Automatic Exchange Plan ($25 minimum for existing account; $100 minimum for establishing a new account). Both accounts must be of the same type and class. The exchange fee described above will be waived for such automatic exchanges. To participate in this plan, investors should complete the appropriate portion of the Account Application provided with this Prospectus and should contact the Shareholder Services Agent for more information.

OTHER EXCHANGE INFORMATION. Purchases, redemptions, and exchanges should be made for investment purposes only. A pattern of frequent fund exchanges, purchases and sales may be deemed abusive by the Manager or Subadvisor and, at the discretion of the Manager or Subadvisor, can be limited by a fund's refusal to accept purchase and/ or exchange orders from the investor. Although the Manager or Subadvisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/ or exchanges by a particular investor or potential investor is abusive and not in the best interests of a Fund or its shareholders, as a general policy investors should be aware that engaging in more than one exchange or purchase-sale transaction during any 30-day period with respect to a particular Fund may be deemed abusive and therefore subject to the above restrictions. For purposes of determining whether the CDSC is applicable to the redemption of shares that were acquired in exchange for shares subject to the CDSC at the time of exchange, the holding period for the original shares is added to the holding period for the new shares. Material changes to the terms of the exchange offer described above may be made by any Fund only upon 60 days' notice to its shareholders. This exchange privilege is available only in the states in which the exchange may legally be made.

--------------------------------------------------------------------------------
                              HOW TO REDEEM SHARES

You may redeem all or a portion of your shares without charge on any Business Day. Your shares will be redeemed at the net asset value next computed after your properly completed and authorized redemption request is received by the Shareholder Services Agent.

CDSCS

As described above under "How To Purchase Shares," redemptions of Class B and Class C shares are subject to a CDSC. In addition, although no front-end sales charge is payable at the time of purchase of Class A shares on investments of $1 million or more, a CDSC of 1% will be imposed, subject to the exceptions described below, on certain redemptions of such investments made within 12 months following the investment. All CDSCs incurred upon redemption of a Fund's shares are paid to the Distributor in reimbursement for distribution-related expenses. See "How To Purchase Shares." A custodian of a retirement plan account may also charge fees based on the custodian's fee schedule.

The CDSC otherwise payable upon redemption of Class A shares is waived on redemptions (1) following the death or disability (as defined in Section 72(m)(7) of the Code) (2) to the extent that the redemption (a) represents a minimum required distribution from an individual retirement account, Keogh plan or Section 403(b) plan or custodian account to a shareholder who has attained the age of 70-1/2, (b) represents a distribution following retirement from a tax exempt employer-sponsored retirement plan; (c) results from a tax-free return of an excess contribution pursuant to Section 408(d) (4) or (5) of the Code, or (d) represents a distribution from a tax exempt employer-sponsored retirement plan which is permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, the proceeds of which are reinvested in Fund shares; (3) certain redemptions by investors which are tax exempt employee benefit plans; and (4) redemption of Fund shares followed by a reinvestment of such shares within 120 days of the redemption. Upon any reinvestment made in accordance with clause (4) above, which is a one-time privilege, the amount reinvested will be subject to the same CDSC to which that amount was subject prior to the redemption, and the 12-month CDSC period with respect to that amount will continue to run from the original reinvestment date, but will be extended by the number of days between the redemption and reinvestment dates.

Shareholders with accounts at securities dealers (or other qualified brokers) may redeem shares through their securities dealers. If the shares are held in the securities dealer's "street name" the redemption must be made through the securities dealer; other shareholders may redeem shares through the Shareholder Services Agent. The procedures for redeeming Fund shares are described in detail below and are summarized in "Quick Reference Guide for Investments and Redemptions" in Appendix B.

REDEMPTIONS THROUGH THE SHAREHOLDER
SERVICES AGENT

Redemption requests may be transmitted to the Shareholder Services Agent by telephone or by mail, in accordance with the instructions provided in the "Quick Reference Guide for Investments and Redemptions" in Appendix B. The proceeds of such redemptions will be based on the net asset value per share (less any applicable CDSC) next computed after the Shareholder Services Agent has received the request in proper form, as described below, and any required supporting documentation. Further documentation may be required from corporations, executors, administrators, trustees, guardians, and other fiduciaries. The

Shareholder Services Agent should be contacted in this respect for further information. Redemption requests respecting a Fund received after the time at which the Fund's net asset value is calculated each day (the close of business on the New York Stock Exchange) will be honored at the net asset value (less any applicable CDSC) calculated on the following Business Day.

Every signature must be guaranteed (by a bank or trust company, broker-dealer, credit union, national securities exchange, registered securities association, or clearing agency, savings and loan association or federal savings bank), if the redemption request involves ANY of the following situations: (1) the proceeds of the redemption are $50,000 or more; (2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account; (3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, predesignated bank, savings and loan, credit union, or brokerage firm account; (4) the Fund and the Shareholder Services Agent believe that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund,
(c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or subject to divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Redemption requests will not require a signature guarantee if none of the above points apply AND the redemption proceeds are to be sent either: (1) to the redeeming shareholder's address of record as maintained by the Shareholder Services Agent, provided the shareholder's address of record has not been changed within the preceding 60 days; or (2) directly to a predesignated bank, savings and loan, credit union, or brokerage firm account (in this instance, the investor must complete the "Bank Wiring Information" section of the Account Application provided with this Prospectus). Shareholders requesting a bank wire should allow two Business Days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's predesignated account.

When the shares to be redeemed are represented by a share certificate, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as described below. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed for redemption. Written requests must be accompanied by properly endorsed share certificates (if any) and any required supporting documentation.

The Shareholder Services Agent will accept signature guarantees from all eligible firms, as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934. The Shareholder Services Agent reserves the right to waive signature guarantees under certain circumstances; it also reserves the right to request additional documentation under certain circumstances.

REDEMPTIONS BY TELEPHONE. Redemption requests by telephone should be directed to the Shareholder Services Agent at the toll-free number provided in the "Quick Reference Guide" in Appendix B. See "Telephone Transactions" below.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Shareholder Services Agent at the appropriate address provided in the "Quick Reference Guide" in Appendix B. As discussed above, requests for payment of redemption proceeds to a party other than the registered account owner(s) and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. Redemption requests for shares for which a certificate has been issued must be accompanied by a properly endorsed share certificate and a share assignment form signed by the registered shareholder(s) exactly as the account is registered, with the signature(s) guaranteed as described above.

REDEMPTIONS THROUGH SECURITIES DEALERS

Shareholders with accounts at securities brokers or dealers who sell shares of the Funds (or with other qualified brokers) may submit redemption requests to their securities brokers or dealers. Orders received from securities dealers must be at least $500, unless submitted via Fund/SERV. The Shareholder Services Agent will accept such redemption requests by telephone on any Business Day from 8:00 a.m. to 4:00 p.m. Eastern Time, from securities dealers who have a dealer agreement with the Funds' Distributor or from other qualified brokers. This is known as a repurchase. Even after receipt of a repurchase order from a dealer, the Funds will still require a signed letter from the shareholder containing redemption instructions and all other documents required for direct redemption requests, as set forth above. The shareholder's letter should reference the particular Fund involved, the shareholder's account number, the fact that the repurchase was ordered through a dealer, and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent to him or her will begin when the Shareholder Services Agent receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt by the Shareholder Services Agent of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Shareholder Services Agent as soon as possible. The shareholder's dealer may charge a fee for handling the order.

REINSTATEMENT PRIVILEGE. A Class A or Class B shareholder who has redeemed Class A or Class B shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of any other Fund. Class B redemption proceeds cannot be reinstated in Class B shares. A Class C shareholder who has redeemed Class C shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund. Any such reinstatements of Class A, Class B, or Class C shares will be made at the net asset value (without sales charge except as described under "How to Make Exchanges") next determined after the reinstatement request is received, which must be within 120 days after the date of the initial redemption. See "How To Purchase Shares -- Waiver of CDSCs" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants and those eligible retirement plans held or administered by American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans. The reinstatement privilege may be exercised only once for each Fund investment. The redemption is a taxable event but some or all of any loss on redemption may be disallowed under certain "wash sale" rules for federal income tax purposes. See "Dividends, Distributions and Federal Income Taxation -- U.S. Federal Taxation of Shareholders" below. It is the responsibility of the investor or the investor's broker to notify the Shareholder Services Agent of the investor's intent to exercise the reinstatement privilege. The Funds may modify or terminate the reinstatement privilege at any time upon notice to shareholders.

REDEMPTION REQUIREMENTS TO REMEMBER

To ensure acceptance of your redemption request, please follow the procedures described here and in the "Quick Reference Guide" in Appendix B. Once your shares are redeemed, the proceeds will normally be sent to you on the next Business Day, if all redemption instructions described above are followed and all documentation described above is complete when received by the Shareholder Services Agent. If making immediate payment could adversely affect a Fund, it may take up to seven (7) days (or such shorter period as may be required by law or regulation) to pay you. The Funds may hold payment until they are reasonably satisfied that investments initially made by check have been collected (which may take up to 15 days from the date of receipt of the check). When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, redemptions may be suspended or payment dates postponed. Under limited circumstances set forth in the Statement of Additional Information, the Funds may also make redemptions in securities or other assets of the Funds.

Each Fund may automatically redeem the shares of any shareholder who does not maintain a net asset value of at least $500 in her/his account with that Fund. Automatic redemption will not occur if the net asset value falls below $500 solely as a result of fluctuations in the value of the Fund's investment portfolio (rather than as a result of redemptions or exchanges by the shareholder). The proceeds from such a redemption will be mailed to the shareholder's address of record. Affected shareholders will receive at least 60 days' prior written notice that their account will be closed unless they make an additional investment to increase their account balance to the $500 minimum. Any applicable CDSC will be deducted from the proceeds of this redemption.

--------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS

Unless the Telephone Privilege is waived by the shareholder (by completing the appropriate section of the Account Application provided with this Prospectus), each shareholder may effect purchase, exchange, redemption, and account maintenance transactions by telephone. The Telephone Privilege authorizes the Company, the Shareholder Services Agent and the Distributor to act upon instructions by telephone to purchase, exchange, redeem and generally to maintain the account for which the Telephone Privilege applies.

A shareholder may give exchange instructions by telephone to the Shareholder Services Agent by calling the appropriate toll-free number provided in the "Quick Reference Guide" in Appendix B, or through the shareholder's securities dealer. Redemption requests (under $50,000) may be made by telephone by calling the Shareholder Services Agent at the appropriate toll-free number provided in the "Quick Reference Guide" in Appendix B. Shareholders holding certificates for shares may not redeem by telephone. Redemption requests may not be made by telephone for 60 days following any change by the shareholder to the account address of record.

In an effort to confirm that telephone requests are genuine, reasonable procedures are employed, which currently include recording all telephone instructions and mailing a confirming account statement to the record address. If reasonable procedures are not followed, the Company, the Distributor or the Shareholder Services Agent will be liable for any loss, expense or cost arising out of any telephone request, including any fraudulent or unauthorized requests. Exchanges and redemptions will be accepted from securities dealers on behalf of a shareholder by telephone provided that the exchange or redemption involves only uncertificated shares on deposit in the shareholder's account or shares for which certificates have previously been deposited.

Investors should be aware that they may have difficulties effecting telephone transactions during unusual market conditions.

--------------------------------------------------------------------------------
              DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION

The International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund and Latin America Fund will annually distribute substantially all of their net investment income and net realized capital gains. The annual distribution and/or dividend, if any, will be declared in November or December of each year. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available loss carryovers.

The Global Income Fund seeks to declare dividends daily and to pay dividends monthly from net investment income, if any. Distributions from net investment income may include all or a portion of the Funds' net realized short-term gains. Annual distributions of any net realized long-term gains and any remaining short-term gains will be declared in November or December of each year. Each Fund may make additional dividend or capital gain distributions to comply with certain distribution requirements under the Code.

The per share dividends on Class B and Class C shares are expected to be lower than the per share dividends on Class A shares as a result of the higher distribution fees and expenses and incremental transfer agency fees applicable to Class B and Class C shares.

Shareholders may choose from four distribution options:

- Reinvest all income dividends and capital gains distributions in additional Fund shares;

- Receive income dividends in cash and accept capital gains distributions in additional Fund shares;

- Receive capital gains distributions in cash and accept income dividends in additional Fund shares; or,

- Receive income dividends and capital gains distributions in cash.

Unless otherwise designated on your account application, all income dividends and capital gains distributions for which reinvestment has been elected will be reinvested in shares of the Fund that paid the dividend or distribution. You may not elect to receive in cash capital gains distributions from a particular Fund if you have also elected to reinvest income dividends paid by that Fund in shares of any other Fund or Funds. Additionally, you may not elect to receive in cash income dividends from a particular Fund if you have also elected to reinvest capital gains distributions paid by that Fund in shares of any other Fund or Funds.

You can change your distribution option by notifying the Shareholder Services Agent by telephone or in writing prior to the distribution record date. If you do not select an option, all dividends and distributions will be automatically reinvested. Automatic reinvestments in additional shares are made without a sales charge as of the ex-dividend date using the net asset value determined on that date, and are credited to your account on the payment date.

UNITED STATES FEDERAL TAXATION OF THE FUNDS

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

UNITED STATES FEDERAL TAXATION OF SHAREHOLDERS

For federal income tax purposes, any income dividends which the shareholder receives from a Fund, as well as any distributions derived from the excess of net short-term capital gains over net long-term capital losses, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gains over net short-term capital losses are treated as long-term capital gains regardless of the length of time the shareholder has owned the shares of a Fund and regardless of whether the shareholder receives such distributions in cash or in additional shares.

Certain distributions which are declared in October, November, or December but which, for operational reasons, may not be paid to the shareholder until the following January, may be treated for federal tax purposes as if received by the shareholder on December 31 of the calendar year in which the distributions are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. If a shareholder receives a long-term capital gain distribution on shares of a Fund and such shares are held for less than six months and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term capital loss for tax purposes.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of any such shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in the Funds and a sales charge that would otherwise apply to the reinvestment is reduced or elimi-nated because the sales proceeds were reinvested in the Fund. The portion of the sales charge so excluded from the tax basis of the shares sold will equal the amount by which the sales charge that would otherwise be applicable upon the reinvestment is reduced. Of course, any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

Each Fund will inform shareholders of the source of dividends and distributions paid by the Fund at the time they are paid, and will promptly after the close of each calendar year advise shareholders of the tax status for federal income tax purposes of such dividends and distributions. Income received by the Funds may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of a Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit shareholders to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund, subject to limitations contained in the Internal Revenue Code of 1986, as amended. Shareholders would then include in gross income both dividends paid to them by the Fund and the foreign taxes paid by the Fund on their foreign investments. The Funds cannot assure shareholders that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of their share of any creditable foreign taxes paid by the Funds.

Each Fund will be required to report to the Internal Revenue Service ("IRS") any taxable dividend or other reportable payment (including share redemption proceeds). Each Fund will also be required to withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the Account Application provided with this Prospectus. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Funds that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

It is recommended that shareholders consult their own tax advisors with respect to the foregoing and the applicability of state and local income taxes to distributions and redemption proceeds received from a Fund. Shareholders who are not United States persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of United States withholding taxes to distributions received by them from a Fund. More detailed information regarding taxation of shareholders and taxation of the Funds can be found in the Statement of Additional Information.

The foregoing discussion has been prepared by the management of the Company and does not purport to be a complete description of all tax implications of an investment in the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Funds. Heller, Ehrman, White & McAuliffe, counsel to the Company, has expressed no opinion in respect thereof.

--------------------------------------------------------------------------------
                               OTHER INFORMATION

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS

Currently, each time a transaction is made that affects a shareholder's account in a Fund, such as an additional investment, redemption, exchange or the payment of a dividend or distribution, the shareholder will receive from the Shareholder Services Agent a confirmation statement reflecting the transaction. After the end of the Fund's fiscal year on December 31 and fiscal half-year on June 30 of each year, shareholders will receive an annual and semiannual report, respectively. These reports will list the securities held by the Fund and include financial statements relating to the Fund. The federal income tax status of distributions made by the Funds to shareholders will be reported after the end of the calendar year on Form 1099-DIV.

ORGANIZATION

The Company is a Maryland corporation and is registered with the SEC as an open-end management investment company. Each of the Funds corresponds to a distinct investment portfolio and a distinct series of the Company's shares. In the future, from time to time, the Company's Board of Directors may, in its discretion, establish additional funds and issue shares of additional series of the Company's shares. Shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable subject to applicable federal and state securities laws. Shareholders have no preemptive or conversion rights.

Each Fund has designated three classes of shares: Class A, Class B and Class C shares. Each class of shares of a Fund represents interests in the assets of the Fund and has identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class of shares are borne solely by that class and each class of shares of a Fund has exclusive voting rights with respect to provisions of the Fund's Class A, Class B and Class C distribution plan which pertains to that class. The Funds are relying on an order issued by the SEC to issue and sell multiple classes of shares representing interests in the Funds' portfolios.

The Funds normally will not hold meetings of shareholders except as required under the 1940 Act and Maryland law. On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of all the Funds will be voted in the aggregate on other matters, such as the election of directors and ratification of the Board of Directors' selection of the Funds' independent accountants.

At April 20, 1995, the following affiliates of the Manager and Subadvisor owned the following: John Govett & Company, the Manager, and/or its affiliates owned 68.10% of the Pacific Strategy Fund; and Arthur I. Trueger, Chairman of the Manager, owned 32.39% of the Latin America Fund. As is the case for other investors in the Funds, the Govett investors may redeem their Fund shares at any time. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding shares may call a meeting of shareholders. The Company's Bylaws require it to assist shareholders in calling such a meeting.

Pursuant to the Company's Articles of Incorporation, each Fund may issue up to 250 million shares. Each share of a Fund represents an interest in that Fund only, has a par value of one thousandth of one cent per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gains realized on the assets belonging to the Fund as may be declared by the Board of Directors.

PERFORMANCE INFORMATION

Each Fund may from time to time include information on its investment results and/or comparisons of its investment results to various managed or unmanaged indices or averages or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, a Fund may quote its average annual total return ("Standardized Return"). Standardized Return represents the percentage rate reflecting the average annual change in the value of an assumed investment in the Fund at the end of a one-year period and at the end of five- and ten-year periods, reduced by the maximum applicable front-end sales charge imposed on sales of Fund shares (Class A shares only). Performance information with respect to a Fund will also reflect that any applicable CDSC has been paid. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. The total return computation assumes the reinvestment of all dividends and capital gain distributions at net asset value.

Standardized Returns quoted in advertising will reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance will not be constant over time, but will change from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

The Global Income Fund may also refer in advertising and promotional materials to its yield. A Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the public offering price of its shares. The Fund calculates yield by determining the investment income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of shares outstanding, and expressing the result as an annualized percentage based on the public offering price of its shares at the end of that thirty-day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, a Fund's yield may not equal the dividend income actually paid to investors or the income reported in its financial statements.

In addition, a Fund may also include in advertisements, sales literature and shareholder reports other than total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects the percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and will assume reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. It may or may not take sales charges into account; a Fund's performance calculated without taking the effect of sales charges into account will be better than such performance including the effect of such charges.

Yield and total return are calculated separately for Class A, Class B and Class C shares of each Fund. Class A total return figures include the maximum front-end sales charge of 4.95%; Class B and Class C total return figures include any applicable CDSC. Because of the differences in sales charges and distribution charges, the total returns for each of the classes of the same Fund will differ. Each Fund will include performance data for its Class A, Class B and Class C shares in any advertisement or information including performance data of the Fund.

Each Fund's performance data reflects past performance and is not necessarily indicative of future results. A Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. A Fund's results also should be considered relative to the risks associated with its investment objectives and policies. See "Performance" in the Statement of Additional Information.

The Company's Annual Report for the fiscal year ended December 31, 1994 contains additional performance information on the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund. This Annual Report is available without charge upon request.

                                     GOVETT
                                     FUNDS

                           SHAREHOLDER SERVICES AGENT
                        Please send all investments to:

                             The Govett Funds, Inc.
                                P.O. Box 419376
                             Kansas City, MO 64141

                                 OVERNIGHT MAIL

                             The Govett Funds, Inc.
                          7501 Tiffany Springs Parkway
                           Kansas City, MO 64153-1386

                             THE GOVETT FUNDS, INC.

                       650 California Street, 28th Floor
                            San Francisco, CA 94108
                                 (415) 393-0350

                               INVESTMENT MANAGER

                           John Govett & Co. Limited
                              4 Battle Bridge Lane
                                 London SE1 2HR
                                    England

                                  DISTRIBUTOR

                 Van Kampen American Capital Distributors, Inc.
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 634-6838

                                   CUSTODIANS

                          The Chase Manhattan Bank, NA
                          1211 Avenue of the Americas
                               New York, NY 10036

                         Investors Bank & Trust Company
                                89 South Street
                                Boston, MA 02111

                                     GOVETT
                                     FUNDS

                        Govett International Equity Fund
                          Govett Emerging Markets Fund
                         Govett Smaller Companies Fund
                          Govett Pacific Strategy Fund
                           Govett Latin America Fund
                           Govett Global Income Fund

                                   Prospectus
                                  May 1, 1995

                                   EXHIBIT 1A

                                   EXHIBIT 1B

                                   EXHIBIT 6A

                                   EXHIBIT 9

                                   EXHIBIT 11

                                   EXHIBIT 15

                                  EXHIBIT 15A

                                  EXHIBIT 15B

                                   APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE DEBT
RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba have speculative elements and their future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are in poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE DEBT RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues; however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating; CCC. Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating; CC. Debt rated CC typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating; C. Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankrupcty petition has been filed, but debt service payments are continued; D. In payment default. The "D" rating is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

COMMERCIAL PAPER RATINGS

Moody's employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1 and 2 to indicate the relative degree of safety. A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                                     * * *

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that Fund. The Manager or Subadvisor will consider such an event in determining whether the Fund should continue to hold the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                                   APPENDIX B
                             QUICK REFERENCE GUIDE

Shareholders are encouraged to place purchase, exchange and redemption orders through their securities dealers. Shareholders may, however, place orders directly through the Funds' Shareholder Services Agent.

INVESTMENTS BY MAIL

Send completed Account Application (if initial purchase) or letter stating the particular Fund's name, the shareholder's registered name and the account number (if a subsequent purchase) with a check to:

The Govett Funds, Inc.
P.O. Box 419376
Kansas City, MO 64141

INVESTMENTS BY BANK WIRE

An investor opening a new account should call (800) 421-6714. Within seven days of purchase, the investor must send a completed Account Application containing the investor's taxpayer identification number to the Funds at the address provided under "Investments By Mail." Wire instructions must state the Fund name, the shareholder's registered name and the account number. Bank wires should be sent through the Federal Reserve Wire System to:

The Govett Funds, Inc.
IFTC ABA #101003621
Bank Account #890-752-244-4

EXCHANGES BY MAIL

Send complete instructions, including the name of the Funds which shares are to be exchanged in and out of, the amount of exchange, shareholder's registered name and account number to:

The Govett Funds, Inc.
P.O. Box 419434
Kansas City, MO 64141

EXCHANGES BY TELEPHONE

If the telephone privilege section of the Account Application was completed, call The Govett Funds, Inc. at (800) 421-5684. You will be asked for the following information: the name of the Funds which shares are to be exchanged into and out of, the amount of exchange, shareholder's registered name and account number.

REDEMPTIONS BY MAIL

Send complete instructions, including the name of the Fund, amount of redemption, shareholder's registered name and account number to:

The Govett Funds, Inc.
P.O. Box 419434
Kansas City, MO 64141

REDEMPTIONS BY TELEPHONE

If the telephone privilege section on the Account Application was completed, call The Govett Funds, Inc. at (800) 421-5684. You will be asked for the following information: the name of the Fund, amount of redemption, shareholder's registered name and account number.

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures may call (800) 421-5666. For 24-hour price line, call
(800) 468-6608.

                 (This page has been left blank intentionally.)

                                     NOTES

                                     NOTES

[LOGO]

                                         ACCOUNT APPLICATION

                                WE PLACE GREAT EMPHASIS ON SERVICE. IF YOU HAVE
                                   ANY QUESTIONS ABOUT THIS APPLICATION FORM,
                                  PLEASE FEEL FREE TO CALL VAN KAMPEN AMERICAN
                                  CAPITAL CUSTOMER SERVICE DEPARTMENT AT (800)
                                                   421-5666.

GENERAL INSTRUCTIONS

- This application may be used for a new account or revisions to your existing account.
-  Please read the Prospectus carefully before investing in the Funds.
- This application may not be used to establish an IRA. For an IRA application or any questions, please call: (800) 421-5666.
- PLEASE SIGN THIS APPLICATION ON THE LAST PAGE UNDER "SIGNATURE AND TAXPAYER IDENTIFICATION NUMBER CERTIFICATION."
-  Mail and make checks payable to:  The Govett Funds, Inc.
                             P.O. Box 419376
                             Kansas City, MO 64141

ACCOUNT REGISTRATION      / / New Account     / / Revise Existing Account
Number _________________________________________________________________________

/ / Individual
                                                                                                      -     -
                    ---------------------------------------------------------             -------------------------------
                    First Name        Middle Initial        Last Name                          Social Security Number
                                                                                                      -     -
/ /Joint            ---------------------------------------------------------             -------------------------------
   Registration     First Name        Middle Initial        Last Name                          Social Security Number
                    JOINT TENANCY WITH RIGHTS OF SURVIVORSHIP WILL BE PRESUMED UNLESS OTHERWISE SPECIFIED.
---------------------------------------------------------------------------------------------------------------------------

/ / Gift/Transfer   ----------------------------------------------------
   To A Minor       Custodian's Name (only one)                           AS CUSTODIAN FOR
                                                                          UNDER THE
                    ----------------------------------------------------
                    Minor's Name (only one)
                    Uniform Gift/Transfer to Minors Act of ------------------
                                                                  Name of State
                                                                                                   -
                                                                                   ----------------------------------
                                                                                     Minor's Social Security Number
---------------------------------------------------------------------------------------------------------------------------

/ / Trust or        --------------------------------------------------------------------------------------------
   Qualified Plan   Name of Trust or Plan
                    ----------------------------------------------------           ----------------------------------
                    Name of Trustee or Custodian                                       Trust/Plan Agreement Date
                                                                                                   -
                    ----------------------------------------------------           ----------------------------------
                    For the Benefit of                                               Taxpayer Identification Number
---------------------------------------------------------------------------------------------------------------------------

/ /Corporation,
   Partnership      ----------------------------------------------------                           -
   or Other         Name of Entity                                                 ----------------------------------
   Organization                                                                      Taxpayer Identification Number

ACCOUNT REGISTRATION ADDRESS

                                                                                  (     )
--------------------------------------------------------------------------------  ------------------------------
Street Address                                                                    Business Phone Number
                                                                                  (     )
--------------------------------------------------------------------------------  ------------------------------
City                                     State                                     ZIP Home Phone Number

FUND INVESTMENT

           Minimum initial investment is $500 per Fund. Make checks payable to: The Govett Funds, Inc.
           Govett International Equity Fund                      $
                                                                 -----------------------
           Govett Emerging Markets Fund                          $
                                                                 -----------------------
           Govett Smaller Companies Fund                         $
                                                                 -----------------------
           Govett Pacific Strategy Fund                          $
                                                                 -----------------------
           Govett Latin America Fund                             $
                                                                 -----------------------
           Govett Global Income Fund                             $
                                                                 -----------------------
           TOTAL AMOUNT INVESTED                                 $
                                                                 -----------------------
           / / Please send information regarding the Money Market Fund
           If this application relates to a broker/dealer or wire order purchase, please provide date and confirmation number:

DIVIDENDS/CAPITAL GAINS

           All dividends and capital gains distributions will be reinvested into the Fund which pays them unless the appropriate boxes below are checked: If you would like your dividends and/or capital gains distributions to be wired to you, please check "Paid in Cash" below and complete Section F.
           Dividends are to be:                                  / / Reinvested           / / Paid in Cash
           Capital gains distributions are to be:                / / Reinvested           / / Paid in Cash

           If you have elected above to reinvest BOTH capital gains and dividends, you may elect to reinvest these distributions in another Govett Fund.
           / / Invest all distributions into the following Govett Fund: --------------------
                                                                                     Name of Fund
           If you have elected to have capital gains and/or dividends paid in cash, you may elect to have these distributions mailed to a third party. Please complete the third party address below.

THIRD PARTY ADDRESS

           I would like / / duplicate confirmation statements / / cash dividends/distributions and/or / / systematic withdrawals* to be mailed to the following third party:

                                                                                           (     )
           -----------------------------------------------------------------------------
           Name                                                                                      Phone Number
           -----------------------------------------------------------------------------------------------------------------
           Street Address
           -----------------------------------------------------------------------------------------------------------------
           City                                                      State                           ZIP
           (If no third party is specified above, cash dividends/distributions will be mailed to the Account Registration
           Address.)
           *Please complete Section D, Systematic Withdrawal Plan, in addition to completing address above.

ACCOUNT CONVENIENCE OPTIONS

                                        Unless waived by the shareholder below, the shareholder hereby authorizes
A.         Telephone                    ACCESS to accept and act upon telephone instructions regarding shareholder's
           Privilege                    Fund account(s). By my signature herein, I certify that I have read and
           Waiver                       understand the conditions of the Telephone Privilege set forth in the
                                        Telephone Transactions section of this Prospectus.
                             / /        I hereby waive my option to execute exchange and redemption transactions by telephone.


A.

--------------------------------------------------------------------------------

B.         Automatic                You may start an Automatic Exchange Plan and direct any Fund to transfer a specified amount
           Exchange                 ($25 minimum) to another Fund on a monthly or quarterly basis.
           Plan

                                    / /Please establish an Exchange Plan under which I will transfer $ monthly.
                                                                                                ($25 minimum)

                                    from
                                                                            Name of Fund
                                    to
                                                                            Name of Fund
                                    I would like transfers to begin
                                                                           Month/Day/Year

C.  Letter of         / /  I agree to the terms of the Letter of Intent set forth in the Prospectus. Although I am not obliged
    Intent                 to do so, it is my intention to invest over a 13-month period, in shares of one or more of the
                           Govett Funds, an aggregate at least equal to:

                           / /  $100,000  / /  $250,000  / /  $500,000  / /  $1,000,000

                           (NOTE: FOR A LETTER OF INTENT, THE MINIMUM INITIAL INVESTMENT MUST EQUAL AT LEAST 5% OF THE INTENDED
                           AMOUNT.)
---------------------------------------------------------------------------------------------------------------------------

D.  Systematic             You may start a Systematic Withdrawal Plan and direct the Fund to send a specified amount ($25
    Withdrawal             minimum) to your Account Registration Address or to a specified third party on a monthly, quarterly,
    Plan                   semiannual or annual basis. Please refer to the Prospectus for complete details.
                           / /Please establish a Withdrawal Plan under which I will receive payments:
                             / / monthly / / quarterly / / semiannually / / annually

                           from ---------------------------------- for $ ----------------------------------
                                          Name of Fund                                       ($25 minimum)

                           I would like withdrawals to begin----/ ----. Checks will be mailed on or about the 21st day of each month.
                                                            Month Year

                           I would like withdrawals
                           / / to be directly deposited into my bank account. Please complete Bank/Wiring section.

                           / / to go to a third party. Please complete Third Party Address section.
---------------------------------------------------------------------------------------------------------------------------

E.  Automatic        / /  I have read the terms and conditions of the Automatic Investment Plan set forth in the Prospectus.
    Investment            I wish to invest on a monthly basis, directly from my checking account, into the following Fund(s).
    Plan                  Please complete Section F, and attach a voided check.
                          Please designate the amount you would like invested. (Minimum $25 per Fund) To begin //
                          Month Day Year
                          International Equity    $                             Pacific Strategy Fund         $
                          Fund
                          Emerging Markets Fund   $                             Latin America Fund            $
                          Smaller Companies Fund  $                             Global Income Fund            $

                     / /  I wish to increase my Automatic Investment Plan beginning ---/ ---
                                                                                Month Year
                          Dollar Amount of Increase $
                                                   ($10 Minimum)
                          Percentage of Increase%
                                              (10% Minimum)
---------------------------------------------------------------------------------------------------------------------------

F.         Bank/                    Complete this portion if you are participating in the Automatic Investment
           Wiring                   Plan, or would like dividends/ capital gains distributions, telephone
           Information              redemptions or systematic withdrawals to be automatically deposited to your bank. YOU MUST ATTACH A VOIDED CHECK TO PARTICIPATE. CHECK THOSE THAT APPLY:

                                    / /        Automatic Investment    / /        Checking                / /
                                               Plan
           ATTACH
           VOIDED CHECK             / /        Systematic Withdrawal   / /        Telephone Redemptions   / /
           HERE                                Plan
                                    -------------------------------------------------------------------------------
                                    Name of Shareholder's Bank

                                    ----------------------------------------------------------------      ---------
                                    Name on Bank Account                                                   Account
                                                                                                          Number

                                    Authorized Signature (AS SHOWN ON BANK RECORDS)

F.

           Savings

           Dividends/Capital
           Gains Distributions
                                    ------------------------------------------------------------------------------

                                    ----------------------------------------------------------------      ---------



BROKER/DEALER INFORMATION (To be completed by your representative, if applicable)

We hereby submit this application for the purchase of shares in accordance with the terms of our Selling Agreement with Van Kampen American Capital Distributors, Marketing, Inc. and with the Prospectus and Statement of Additional
Information. We agree to notify ACCESS of any purchases made under a Letter of Intent or Right of Accumulation.

Dealer Name                                       Representative's Last Name      First Name        M. I.

Dealer Home Office Address                        Representative's Branch Office Address

City                            State        ZIP  City                                State              ZIP

()                                                ()
Telephone Number                                  Telephone Number

Dealer Number                                     Representative Number

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

By my signature below and under penalties of perjury, I certify: (1) that the number shown on this application is my correct Social Security or Taxpayer Identification Number, and (2) that I am not subject to backup withholding because either I have not been notified by the Internal Revenue Service that I am subject to backup withholding, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

If you are currently subject to backup withholding due to an Internal Revenue Service notice, strike out clause
(2) of the preceding sentence, and check the box below.

/ / Check here if you have been notified by the IRS that you are currently subject to backup withholding.

/ /Check here if you qualify as a non-resident alien. If so, your country of residence for tax purposes is:
   .

SIGNATURE

I have read the prospectus and application for the Fund in which I am investing and agree to its terms. I am also aware that a Telephone Privilege exists and that the privilege is automatically available unless affirmatively declined. I also understand that if the Fund fails to follow the procedures outlined in the prospectus, it may be liable for any losses due to unauthorized or fraudulent instructions. I am of legal age. Sign below exactly as printed in registration. For joint registration, both must sign.

For Corporations, Trusts, or Partnerships: We hereby certify that each of the persons listed below has been duly elected, and is now legally holding the office set forth opposite his/her name and has the authority to make this authorization. Please print titles below if signing on behalf of a business or trust to establish this account.

PLEASE SIGN BELOW:

Individual (or Custodian) Signature                              Date

Joint Registrant (if any) Signature                              Date

Corporate Officer, Partner, Trustee, etc. Signature              Date

Print Name and Title

                                                  Filed Pursuant to Rule 497(e)
                                                   File Nos. 811-6229; 33-37783
-------------------------------------------------------------------------------

                             THE GOVETT FUNDS, INC.

                    SUPPLEMENT DATED DECEMBER 21, 1995 TO THE
                   STATEMENT OF ADDITIONAL INFORMATION TO THE
         PROSPECTUS DATED MAY 1, 1995, AS SUPPLEMENTED OCTOBER 26, 1995

------------------------------------------------------------------------------

     On December 7, 1995, an agreement was signed to sell John Govett & Co. Limited ("John Govett"), the investment manager of The Govett Funds, Inc. (the "Funds"), to John Govett Holdings Limited, a newly-formed, majority-owned subsidiary of the AIB Group of Companies of Dublin, Ireland ("AIB"), in a stock sale that is currently scheduled to close in late December (the "Sale"). Closing of the Sale is subject to the satisfaction or receipt of a number of customary conditions and approvals.

     In connection with the proposed sale, the Directors of The Govett Funds have approved (i) a new investment management agreement with John Govett, under its new ownership, for all of the Funds, and (ii) a new subadvisory agreement between John Govett and Govett Asset Management Company ("GAMCO"), subadvisor to the Smaller Companies Fund. GAMCO is not being purchased by AIB and will change its name to Berkeley Capital Management. No change in the portfolio management of any Govett Fund or in the advisory fees paid by the Funds is expected to occur as a result of the Sale.

     The shareholders of The Govett Funds will also be asked to approve the new management and subadvisory agreements. A proxy statement describing these matters in greater detail is expected to be sent to Govett Fund shareholders shortly in preparation for a special shareholders' meeting scheduled for early 1996.

                               * * * * * * * * * *

     THE FOLLOWING INFORMATION SUPPPLEMENTS THE INFORMATION PROVIDED ON PAGES 20 AND 21 OF THE STATEMENT OF ADDITIONAL INFORMATION, REGARDING THE DIRECTORS AND OFFICERS OF THE GOVETT FUNDS, INC.:

     Effective November 17, 1995, Ronald W. Green resigned as Director, Chairman of the Board and President, and Cindee Beechwood resigned as Treasurer, of the Funds.

     On the same date, the Board of Directors elected Kevin J. T. Pakenham as Director and Chairman of the Board to succeed Mr. Green, Brian Lee to succeed Mr. Green as President, and Colin Kreidewolf to succeed Ms. Beechwood as Treasurer.

     Mr. Pakenham graduated from Oxford University with an MA and MPhil in Economics. After working at Rothschild Intercontinental Bank, in 1975 he was appointed Chief Economist at American Express Bank and, two years later, was respopnsible for setting up their international asset management business.
In 1983, he joined Foreign & Colonial Management as Managing Director. He joined John Govett as Chief Executive Officer in 1988.

     Mr. Lee graduated from the University of Wales in 1980 and qualified as a Chartered Accountant with Deloitte Haskins & Sells in 1982. He joined John Govett in 1987 and was appointed Finance Director in 1991. From November 1993 until January 1995, he was on special assignment in the United States working with an insurance-related affiliate of John Govett. He is responsible for the financial control, compliance and administrative functions at John Govett.

     Mr. Kreidewolf joined John Govett in 1981. He became a member of the Institute of Chartered Secretaries and Administrators in England and Wales in 1986. Currently he is responsible for the management of reporting functions for John Govett's United Kingdom and U.S. retail funds.

     Effective December 20, 1995, Deborah Kemper resigned as Vice President of the Funds.

                             THE GOVETT FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1995
                     RELATING TO PROSPECTUS OF THE SAME DATE


The Govett Funds, Inc. (the "Company") is an open-end, management investment company. The Company presently consists of a series of seven funds, each a separate investment portfolio with its own investment objective and policies. This Statement of Additional Information relates to the six funds presently open to investment: GOVETT INTERNATIONAL EQUITY FUND, GOVETT EMERGING MARKETS FUND, GOVETT SMALLER COMPANIES FUND, GOVETT PACIFIC STRATEGY FUND, GOVETT LATIN AMERICA FUND, each of which seeks long-term capital appreciation, and GOVETT GLOBAL INCOME FUND (formerly named the Govett Global Government Income Fund), which seeks primarily a high level of current income, consistent with preservation of capital, and has a secondary objective of capital appreciation (individually a "Fund", and together the "Funds"). There can, of course, be no assurance that a Fund's investment objective will be achieved.

The Funds' investment manager is John Govett & Co. Limited ("John Govett" or the "Manager"), a United Kingdom corporation and an affiliate of Govett & Company Limited (together with its subsidiaries, the "Govett Group"), an international investment management organization with offices located throughout the world.

A Prospectus for the Funds, dated the same date as this Statement of Additional Information, as amended from time to time, provides the basic information that a prospective shareholder should know before investing in the Funds. The Prospectus is incorporated by reference herein and may be obtained without charge by calling (800) 634-6838 or by writing to:

                 Van Kampen American Capital Distributors, Inc.
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

This Statement of Additional Information is not a prospectus. It contains information in addition to and in more detail than is set forth in the Prospectus. It should be read in conjunction with the Prospectus.

                                    CONTENTS


ABOUT THE FUNDS                                                  3

INVESTMENT OBJECTIVES AND POLICIES                               3

OTHER POLICIES                                                   6

DESCRIPTION OF SECURITIES, INVESTMENT POLICIES AND RISK FACTORS  6

DIRECTORS AND OFFICERS                                          20

MANAGEMENT OF THE FUNDS                                         22

BROKERAGE ALLOCATION                                            26

DESCRIPTION OF THE FUNDS                                        28

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION       29

ADDITIONAL DISTRIBUTION AND TAXATION INFORMATION                35

THE FUNDS' DISTRIBUTOR                                          37

PERFORMANCE                                                     39

FINANCIAL STATEMENTS                                            49

                                 ABOUT THE FUNDS



DEFINITIONS

     The "Company"
          The Govett Funds, Inc., a Maryland corporation

     The "Funds"
          Govett International Equity Fund, Govett Emerging Markets Fund, Govett Smaller Companies Fund, Govett Pacific Strategy Fund, Govett Latin America Fund, and Govett Global Income Fund

     "John Govett" or the "Manager"
          John Govett & Co. Limited

     "Govett Asset Management" or the "Subadvisor"
          Govett Asset Management Company

     "Van Kampen American Capital" or the "Distributor"
          Van Kampen American Capital Distributors, Inc.

     "Govett Group"
          Govett & Company Limited and its subsidiaries

     "Custodians"
          The Chase Manhattan Bank, N.A., and Investors Bank & Trust Company

     "Shareholder Services Agent"
          ACCESS Investor Services, Inc.

The Govett Funds, Inc. is an open-end management investment company, commonly called a "mutual fund," incorporated in Maryland on November 13, 1990. The Company is organized in series form, presently consisting of seven portfolios, of which the following six are currently open to new investment: GOVETT INTERNATIONAL EQUITY FUND, GOVETT EMERGING MARKETS FUND, GOVETT SMALLER COMPANIES FUND, GOVETT PACIFIC STRATEGY FUND, GOVETT LATIN AMERICA FUND, and GOVETT GLOBAL INCOME FUND (formerly named the Govett Global Government Income
Fund). Each Fund is a separate and distinct investment portfolio, with its own separate investment objective and policies.

                       INVESTMENT OBJECTIVES AND POLICIES

As noted in the Prospectus, each Fund has its own investment objective and follows policies designed to achieve that objective. The following investment policies and limitations for the Funds supplement those set forth in the Prospectus. Whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

A Fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of that Fund. Except for the numbered limitations set forth immediately below, the investment policies and limitations described in this Statement of Additional Information are not fundamental policies, and may be changed without consent of shareholders. These limitations, except as otherwise indicated, apply separately to each Fund.

The following are the Funds' fundamental investment limitations. No Fund may:

1. Borrow money or mortgage or pledge any of its assets, except that a Fund may borrow from banks, for temporary or emergency purposes, up to 33-1/3% of its total assets and pledge up to 33-1/3% of its total assets in connection therewith. Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets at any time will be reduced within three days (exclusive of Sundays and legal holidays) to the extent necessary to comply with the 33-1/3% limitation. No Fund may purchase securities when borrowings exceed 5% of its assets. Borrowings for purposes of this restriction include reverse repurchase agreements.

2. Purchase any securities on "margin," or underwrite securities, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Funds may make margin deposits in connection with futures contracts and options.

3. Make loans if, as a result, more than 33-1/3% of a Fund's total assets would be lent to other parties except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities. Portfolio securities may be loaned only if continuously collateralized at least 100% by "marking-to-market" daily.

4. Invest 25% or more of its total assets in the securities of issuers in a single industry (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

5. Purchase from, or sell any portfolio securities to, a Fund's officers or Directors, or any firm of which any such officer or Director is a member, as principal, except that a Fund may deal with such persons or firms as securities dealers and pay a customary brokerage commission; or retain securities of any issuer, if to the knowledge of a Fund, one or more of its officers, Directors or investment managers own beneficially more than one-half of 1% of the securities of such issuer and all such persons together own beneficially more than 5% of such securities.

6. Purchase the securities of any issuer if, as a result thereof, more than 5% of the value of total assets of any Fund (other than the Smaller Companies Fund) would be invested in the securities of companies which, including predecessors, have a record of less than three years' continuous operations.

7. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, any such Fund, or the Company as a whole, would own more than 10% of the outstanding voting securities of such issuer.

8. Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that this restriction shall not be deemed to prohibit a Fund from (a) making any otherwise permitted borrowings, mortgages or pledges, or (b) entering into option contracts, futures contracts, forward contracts or repurchase transactions.

9. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after, and as a result of such investment, more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer, provided that the Latin America and Global Income Funds are not restricted in this regard. This restriction does not apply to investments in U.S. Government or agency securities.

10. Make investments for the purpose of exercising control, or underwrite the securities of other issuers, except insofar as a Fund may be technically deemed an underwriter in connection with the disposition of its portfolio securities.

11. Purchase interests in oil, gas or other mineral exploration or development programs, including mineral leases, although the Funds may invest in common stocks of companies which invest in or sponsor such programs.

12. Purchase or sell real estate or real estate limited partnerships or securities issued by companies that invest in real estate or interests therein.

13. Purchase commodities or commodity contracts (including futures contracts), except that the Funds may purchase securities of issuers which invest or deal in commodities or commodity contracts, and except that the Funds may enter into futures and options contracts only for hedging purposes.

In order to change any restriction which is a fundamental policy, approval must be obtained from the respective Fund's shareholders; this would require the affirmative vote of the lesser of (i) 67% or more of the respective Fund's outstanding voting securities that are represented at the meeting if more than 50% of the outstanding voting securities of the respective Fund are represented, or (ii) more than 50% of the respective Fund's outstanding voting securities.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT PRIOR SHAREHOLDER APPROVAL (THEY TOO APPLY TO EACH FUND).

The Funds do not currently intend to:

(i) Engage in any reverse repurchase agreements if, as a result, more than 5% of a Fund's net assets would be subject to reverse repurchase agreements.

(ii) Purchase or otherwise acquire any security or enter into a repurchase agreement with respect to any security if, as a result, more than 5% of a Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of interest and principal within seven days, or in securities that are illiquid by virtue of legal or contractual restrictions on resale or for which there is no readily available market.

(iii) Purchase securities of another investment company, except as permitted by the 1940 Act and other applicable laws.

(iv) Lend assets, other than portfolio securities, to other parties, except by purchasing debt securities and engaging in repurchase agreements. Portfolio securities may be loaned only if continuously collateralized at least 100% by "marking-to-market" daily. The Funds, however, do not currently intend to lend their portfolio securities during the current fiscal year.

(v) Make short sales of securities or maintain a short position, unless at all times when a short position is open the respective Fund owns an equal amount of such securities or securities convertible or exchangeable into, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

(vi) Purchase a security if, as a result thereof, more than 5% of a Fund's net assets would be invested in warrants or more than 2% of such Fund's net assets will be invested in warrants which are not listed on the American or New York Stock Exchange.

(vii) Purchase the securities of any issuer if, as a result thereof, more than 5% of the value of the total assets of the Smaller Companies Fund would be invested in the securities of companies which, including predecessors, have a record of less than three years' continuous operations.

(viii) Invest 25% or more of the Global Income Fund's total assets in asset-backed securities.

The U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. entities such as the Funds. If such restrictions should be reinstituted for a Fund, it might become necessary for the Fund to invest all or substantially all of its securities in U.S. securities. In such event, the Board of Directors would reevaluate the Fund's investment objective and policies, but would adopt any revised investment objectives and fundamental policies only after approval by the shareholders holding a majority (as defined in the 1940 Act) of the shares of the Fund.

The Funds' ability to borrow money creates special risks not associated with funds that have similar investment objectives and policies but do not have the ability to borrow money or borrow at the same level as the Funds. Borrowings by the Funds may have either a positive or negative effective on their respective levels of investment income. Any investment income or gains earned from amounts borrowed which is in excess of the interest due on and other costs of such borrowings may cause the Funds' investment income to be greater than would otherwise be the case. Conversely, if the investment performance of any amounts borrowed fails to cover the interest due on and other costs of such borrowings, the Funds' investment income will be less than would otherwise be the case.

                                 OTHER POLICIES

The Manager generally evaluates foreign currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, or (in the case of debt securities) if interest rates decline, the dollar value of the security will generally increase. Conversely, if other factors remain constant, a rise in interest rates or a decline in the exchange rate of the currency will adversely affect the value of the security expressed in dollars.

The Funds will not invest in securities denominated in a foreign currency if, at the time of investment, such currency is not considered by the Manager or Subadvisor to be fully exchangeable into U.S. dollars without significant legal restriction. The Funds may purchase securities issued by the government of, or a corporation or financial institution located in, one nation but denominated in the currency of another nation (or in a multinational currency unit).

The Funds retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with the Funds' investment objectives, the Manager (or the Subadvisor, in the case of the Smaller Companies Fund) may employ a temporary defensive investment strategy for one or more of the Funds if the Manager or Subadvisor determines such a strategy to be warranted. It is impossible to predict when or for how long the Manager or Subadvisor may employ such defensive strategies. Under a defensive strategy, the Funds may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of their respective assets in high quality money market instruments. For debt obligations other than commercial paper, this includes securities rated, at the time of purchase, at least Aa by Standard & Poor's or AA by Moody's, or if unrated, determined to be of comparable quality by the Manager. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by Standard & Poor's or Prime-2 by Moody's.

Pending investment of proceeds from new sales of Fund shares or to meet their ordinary daily cash needs, the Funds may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in short-term high quality money market instruments. Money market instruments in which the Funds may invest include, but are not limited to, U.S. or foreign government and agency securities, commercial paper, bank certificates of deposit, and bankers' acceptances.

The Funds' Prospectus and this Statement of Additional Information omit certain information contained in the Funds' Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         DESCRIPTION OF SECURITIES, INVESTMENT POLICIES AND RISK FACTORS

FOREIGN SECURITIES. All of the Funds (except the Smaller Companies Fund) will invest primarily in securities issued by companies or other issuers whose principal activities are outside the U.S.; such investments involve significant risks not present in U.S. investments. The Smaller Companies Fund invests in the securities of issuers located in the U.S. and/or foreign countries. At any point in time, all or substantially all of the Smaller Companies Fund's assets may be invested in issuers located (1) solely in the U.S., or (2) solely in countries other than the U.S., or (3) in the U.S. and foreign countries. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, less publicly available information is generally available about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign companies are not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. companies. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the repatriation of monies or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Further, the economies of particular countries or areas of the world may perform less favorably than the economy of the U.S., and the U.S. dollar value of securities denominated in currencies other than the U.S. dollar may be affected unfavorably by exchange rate movements. Each of these factors could influence the value of a Fund's shares, as well as the value of dividends and interest earned by the Fund and the gains and losses which it realizes. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the U.S.. However, foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign companies (particularly those located in developing countries) are generally less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions and other fees are generally higher than on securities traded in the U.S. and may be non-negotiable. There is less overall governmental supervision and regulation of securities exchanges, securities dealers, and listed companies than in the U.S..

The Funds may invest in foreign securities that are restricted against transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Funds treat such foreign securities whose principal market is abroad as not being subject to investment limitation (ii) on page 5.

SPECIAL LATIN AMERICA CONSIDERATIONS. The Latin America Fund invests substantially all of its assets in issuers located in Latin America. Certain of the other Funds also invest in such issuers. Latin America is a region rich in natural resources such as silver, gold, copper, steel, tin, oil and coffee. The regions' large population represents a pool of low cost labor and a large domestic market. During the 1960s and 1970s, Latin America grew at an average Gross Domestic Product ("GDP") of over 5.6%. The 1980s, however, was a decade of economic stagnation due to state protection of inefficient enterprises and spiraling budget deficits that led to chronic inflation and social unrest in several countries. As economic growth slowed dramatically in the 1980s, there were political reforms in most Latin American countries that led to civilian democratic governments. While there is an overall trend toward democratic government in Latin America, some countries, such as Peru, Brazil and Venezuela, are in the midst of reforms. Many of these new democratic governments in Latin America have adopted an agenda of aggressive market-oriented economic reform, including the privatization of state-owned companies.

Along with trade, fiscal and monetary reforms, international discussions have focused on establishing free trade zones in the region, including the North American Free Trade Agreement between Mexico, the U.S., and Canada. Governments in the region have reduced expenditures, which has led to a reduction in foreign borrowing. Efforts to control inflation have also been implemented. Most Latin American countries have experience substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

In 1994, as summarized below, some of the Latin American markets began to experience volatility related to rising interest rates in the U.S. and their effect upon key regional economies, including Mexico and Argentina.

The Mexican economy had experienced significant difficulties during the 1980's, including high rates of inflation, interest and underemployment and low or negative rates of growth. Since 1988, the Mexican economy has experienced consecutive years of growth in gross domestic product and reduction in inflation rates, reduction in interests rates, and reduction in public sector financial deficit. These improvements were reflected in the performance of the Mexican securities market in recent years and the reversal of the capital flight which prevailed in the early 1980s. However, during the second half of 1994 Mexico began to experience a wave of political disturbances. At the same time, rising U.S. interest rates contributed to similar rise in Mexican interest rates, and late in the year the peso was devalued.

The Mexican securities market is not as large or as liquid as the securities markets in the U.S. and there is a high concentration of investors, issuers and financial intermediaries in the Mexican securities markets as compared to the U.S. markets. Prices of equity securities traded on the Mexican stock exchange are generally more volatile than prices of equity securities traded on U.S. stock exchanges. The combination of price volatility and the relatively limited liquidity of the Mexican stock exchange may have an adverse impact on the investment performance of the Latin America Fund.

Additionally, Mexican accounting, auditing and financial reporting standards differ from U.S. standards, and less information may be available to investors investing in the securities of Mexican companies or the Mexican government than to investors investing in securities of U.S. companies or the U.S. government. All Mexican companies listed on the Mexican stock exchange must incorporate the effects of inflation directly in accounting records and in their published financial statements. Thus, Mexican financial statements and reported earnings may differ from those of companies in other countries. Also, there is generally less governmental supervision and regulation of exchanges, brokers and issuers in Mexico than there is in the U.S. Mexican corporate laws regarding fiduciary responsibility and protection of shareholders are less developed than those in the U.S.

Chile was the first major Latin American nation to begin major economic reforms. Privatization of industry began in the mid-1980s and bolstered the equity market. Political reform was begun more recently and the government has promised to continue free market economic policies. Chile's average GDP growth was over 6% per annum from 1986 to 1992. These policies has contributed to the reduction in Chile's inflation rate from over 27% in 1990 to approximately 13% by the end of 1992. The country's dependency on the export of copper has been reduced by economic policies which have enabled Chilean companies to prosper in other industries.

Argentina has a well-educated and skilled population, with one of the highest literacy rates in Latin America. Although the country has a poor record of inflationary control, recent government efforts at economic reform have led to significant improvement. In 1989, Argentina's annual inflation rate reached over 3000%, but by 1992, it had been reduced to 20%. Under the government's privatization program which began in 1989, many of the country's state-owned enterprises have been sold. IN 1994 Argentina experienced economic and political difficulties similar to those affecting Mexico, resulting in higher interest rates and market volatility.

Brazil's aggressive economic reform program began more recently than reforms in other Latin American countries. In 1990, Brazil's political leaders faced severe economic problems, including high inflation and foreign debt. The government's reform program has met obstacles and the country has been plagued by political corruption scandals. However, government priorities include infrastructure spending and the opening of the Brazilian economy to increased foreign competition.

EMERGING MARKETS SOVEREIGN DEBT. The Latin America Fund may invest in sovereign debt securities of emerging market governments. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt.
Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness timely to service its debt.

LOWER QUALITY DEBT SECURITIES. Under normal market conditions, the Global Income Fund may invest up to 25% of its total assets in debt securities of below investment grade quality, and the Latin America Fund may invest up to 35% of its total assets in such securities. Such investments involve a high degree of risk. Debt rated BB, B, CCC, CC and C, and debt rated Ba, B, Caa, Ca and C is regarded by Standard & Poor's and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For Standard & Poor's, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by Standard & Poor's as speculative. Debt rated C by Moody's or Standard & Poor's is the lowest quality debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. These securities are the equivalent of high yield, high risk "junk" bonds.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality debt securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality debt securities. Issuers of lower quality debt securities are often highly leveraged and may not have available to them more traditional methods of financing.

The market for lower rated debt securities may be thinner and less active than that for higher rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities are valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Global Income Fund and Latin America Fund to value their portfolio securities, and the Funds' ability to dispose of these lower rated debt securities.

Factors having an adverse effect on the market value of lower rated debt securities or their equivalents purchased by the Global Income Fund and Latin America Fund will adversely affect the net asset value of those Funds. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Global Income Fund and Latin America Fund may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Funds may have limited legal recourse in the event of a default. Debt securities issued by an emerging market government can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse can therefore be significantly diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

BRADY BONDS. The Latin America Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds recently have been issued by the governments of Costa Rica, Mexico, Nigeria, Uruguay and Venezuela, and are expected to be issued by Argentina, Brazil and the Philippines and other emerging markets countries. Brady Bonds issued by Mexico and Venezuela currently are rated below investment grade. As of the date of this Statement of Additional Information, the Manager is not aware of the occurrence of any payment defaults on Brady Bonds.
Investors should recognize, however, that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

The Latin America Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments, or in the case of floating rate bonds, initially is equal to at least one year of rolling interest payments based on the applicable interest rate at that time, and is adjusted at regular intervals thereafter.

MORTGAGE SECURITIES. The Global Income Fund may invest in mortgage securities which are issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, collateralized by or representing an interest in mortgages created from pools of mortgages and other asset-backed securities. This Fund may not invest 25% or more of its total assets in asset-backed securities.

The mortgage securities in which the Global Income Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Global Income Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvestments the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of "locking in" long-term interest rates. The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline.

At least 75% of such mortgage-backed securities purchased by the Global Income Fund will be investment grade at time of purchase, or if unrated, determined to be of comparable quality by the Manager. The subsequent downgrade of a debt security to a level below investment grade will not require a sale of that security, but John Govett will consider such an event in determining whether to continue to hold that security.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. If mortgage securities are purchased at a discount, both a schedule payment or principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to Fund shareholders, will be taxable as ordinary income.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities, can meet their obligations under the policies. Although the market for such non-governmentally issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Fund's 5% limit with respect to investment in illiquid securities.

The following paragraphs provide additional detail about various types of mortgage-related securities in which the Global Income Fund may invest.

MORTGAGE-RELATED SECURITIES: GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on period changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

MORTGAGE-RELATED SECURITIES: FEDERAL NATIONAL MORTGAGE ASSOCIATION. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provided funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

MORTGAGE-RELATED SECURITIES: FEDERAL HOME LOAN MORTGAGE CORPORATION. FHLMC is a corporate instrumentality of the United State established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing.
The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between ten and 30 years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interest in whole loans and undivided interest in whole loans and participation in another FHLMC security.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES.   The Global Income Fund will
invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMO's").

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes (or tranches) of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual traunches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Global Income Fund may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

ADJUSTABLE-RATE MORTGAGE-RELATED SECURITIES. Because the interest rate on the mortgages underlying adjustable-rate mortgage securities ("ARMS") are reset periodically, yields of such portfolio securities should gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS should allow the Global Income Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Global Income Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Global Income Fund. Further, because of this feature, the value of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

OPTIONS ON FOREIGN AND U.S. CURRENCIES AND SECURITIES. In an effort to reduce the fluctuations in their respective net asset value ("NAV"), the Funds may write covered put and call options and purchase put and call options on U.S. and foreign currencies and securities that are traded on U.S. and foreign securities exchanges and over-the-counter. Call options written by the Funds give the holder the right to buy the underlying currency or security from the Funds at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by the Funds is "covered" if the Funds own or have an absolute right (such as by conversion) to the underlying currency or security covered by the call. A call option is also covered if the Funds hold a call on the same currency or security and in the same principal amount as the call written and the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Funds in cash, U.S. government securities or other liquid high grade debt obligations in a segregated account with its Custodian. Put options written by the Funds give the holder the right to sell the underlying currency or security to the Funds at a stated exercise price. A put option written by the Funds is "covered" if the Fund maintains cash or liquid high grade debt obligations with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same currency or security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. Premiums for currency options held by any Fund may not exceed 5% of its total assets.

The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing authority or otherwise economically nullified. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, a holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Funds may enter into closing transactions to terminate an options position. The Funds will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Funds will realize a loss from closing a transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

The Funds may write options in connection with buy-and-write transactions, that is, the Funds may purchase a currency or security and then write a call option against that currency or security. The exercise price of the call will depend upon the expected price movement of the underlying currency or security. The exercise price of a call option may be below ("in-the-money") or equal to ("at-the-money") or above ("out-of-the-money") the current price of the underlying currency or security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected by the Manager or Subadvisor that the price of the underlying currency or security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected by the Manager or Subadvisor that the price of the underlying currency or security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when the Manager or Subadvisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying currency or security up to the exercise price will be greater than the appreciation in the price of the underlying currency or security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price for the currency or security and the exercise price. If the options are not exercised and the price of the underlying currency or security declines, the amount of such decline will be mitigated by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying currency or security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying currency or security declines or otherwise is below the exercise price, the Fund may elect to close the position or wait for the option to be exercised and take delivery of the currency or security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the currency or security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Funds in the same market environments that call options are used in equivalent buy-and-write transactions.

In addition to the matters discussed in the Prospectus, shareholders should be aware that when trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to U.S. option exchange participants will not be available. For example, there are no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. The ability of any Fund to engage in options transactions is subject to the following limitations: (a) not more than 5% of the net assets of the Fund may be invested in options purchased by the Fund; (b) the obligations of the Fund under put options written by the Fund may not exceed 5% of the net assets of the Fund; and (c) the obligations of the Fund under call options written by the Fund may not exceed 5% of the net assets of the Fund.

The staff of the Securities and Exchange Commission (SEC) has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid securities. However, the Funds may treat the securities they use as cover for written OTC options as liquid provided the Funds follow a specified procedure. The Funds may sell OTC options only to qualified dealers who agree that the Funds may repurchase any OTC options written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Since investments in companies whose principal business activities are located outside of the U.S. will frequently involve currencies of foreign countries, and since assets of a Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the Funds' assets as measured in U.S. dollars generally will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a forward foreign currency contract or forward contract). Foreign currency futures contracts and options on foreign currencies may also be used. The Funds will convert currency on a spot basis from time to time, and shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

A forward currency exchange contract ("Forward Contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will cover a Forward Contract that it has sold by establishing and maintaining with its Custodian a segregated account, consisting of cash, cash equivalents or liquid, short-term high quality debt securities from its portfolio.

The Funds may enter into Forward Contracts in order to fix a definite U.S. dollar price for securities denominated in foreign currencies, in connection with a purchase or sale of those securities. For example, if a Fund placed a purchase order for securities denominated in Japanese Yen, it would be required to pay for the securities with Yen on the date the transaction settles. If the Fund has U.S. dollar-denominated cash or securities on hand, it can enter into a Forward Contract to exchange its dollars for Yen, with the exchange taking place on the settlement date of the security purchase order, so that the Fund would have sufficient Yen to pay for the securities it has purchased. This type of currency strategy is often referred to as a "transaction hedge."

The Funds may also enter into Forward Contracts to hedge securities in their portfolios that are denominated in foreign currency against losses caused by a decline in foreign currency values. For example, if a Fund owns securities denominated in French Francs, and the Manager or Subadvisor anticipates a decline in the Franc's value relative to the U.S. dollar, the Fund can enter into a contract to exchange Francs for dollars in order to lock in the current exchange rate for the term of the contract. By locking in an exchange rate, the Fund would seek to protect itself against a decline in the Franc's value relative to the U.S. dollar, but would also give up the opportunity to profit from an increase in its value. This type of transaction is often termed "position hedging." Of course, a position hedge does not protect against price changes caused by other factors such as a change in an issuer's prospects--it only hedges against losses caused by currency movements relative to the U.S. dollar.

At the maturity of a Forward Contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obliging it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of the Forward Contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Funds are obliged to deliver.

If the Funds retain the portfolio security and engage in an offsetting transaction, they will incur a gain or a loss to the extent that there has been a movement in Forward Contract prices. If the Funds engage in an offsetting transaction, they may subsequently enter into a new Forward Contract to sell the foreign currency. Should forward prices decline during the period between the date the Funds enter into a Forward Contract for the sale of the foreign currency and the date they enter into an offsetting contract for the purchase of the foreign currency, the Funds will realize a gain to the extent the price of the currency they have agreed to sell exceeds the price of the currency they have agreed to purchase. Such gain may be offset by a corresponding change in the value of the underlying securities if they are retained by the Funds and if an offset is effected. Should forward prices increase, the Funds will suffer a loss to the extent that the price of the currency they have agreed to purchase exceeds the price of the currency they have agreed to sell. Although there are no limits on the number of Forward Contracts which a Fund may enter into, no Fund may position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities held in its portfolio, denominated or quoted in, or currently convertible into, such currency.

FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and , through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage backed securities and three month U.S. Treasury bills. The Funds may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the U.S. are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. U.S. futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are also exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Funds' exposure to interest rate, currency exchange rate and stock price fluctuations, the Funds may be able to hedge their exposure more effectively and at a lower cost through using Futures Contracts. A Fund will not enter into Futures Contracts if, as a result thereof, more than 5% of a Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck; no physical delivery of the stocks comprising the index is made. Most stock index futures and options are based on broad-based stock indexes reflecting the prices of a broad variety of common stocks, such as the Nikkei Keizai Shimbun (the Nikkei Dow). Some index options are based on narrow industry averages or market segments. A foreign currency Futures Contract provides for the purchase or sale for future delivery of a currency. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments and currencies, or the delivery of cash, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument, currency or stock index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, the underlying stock index, or currency exchange rates.

A Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund with a securities dealer in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.


If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the securities dealer will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the securities dealer will pay the excess to the Fund. In computing daily net asset values, a Fund will mark-to-market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract with an amount of cash, U.S. government securities or other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses. Except for transactions the Funds have identified as hedging transactions, the Funds are required for federal income tax purposes to recognize as income for each taxable year their net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Except for transactions in Futures Contracts which are classified as a part of a "mixed straddle," any gain or loss recognized with respect to a Futures Contract is considered to be 60% long term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction classified as a "mixed straddle" the recognition of losses may be deferred to a later taxable year. Sales of Futures Contracts which are intended to hedge against a change in the value of securities or currencies held by the Funds may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

In order for each Fund to continue to qualify for federal income tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. In addition, gains realized on the sale or other disposition of securities or currencies held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of Futures Contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Futures Contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

The Funds will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of payments.

REGULATORY ASPECTS OF HEDGING. The Funds are not commodity pools. Each Fund's transactions in futures and options thereon will constitute bona fide hedging or other permissible transactions under regulations promulgated by the CFTC. In addition, no Fund may engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures and options thereon would exceed 5% of the fair market value of the Fund's assets, with certain exclusions as defined in the applicable CFTC rules.

SPECIAL RISKS OF HEDGING. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transactions costs to which the Funds would not be subject absent the use of these strategies. If the Manager's or Subadvisor's prediction of movements in the direction of interest rates, securities prices, or currency markets are inaccurate, the adverse consequences to the Funds may leave the Funds in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Manager's or Subadvisor's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Funds' ability to enter into futures contracts and options thereon is limited by the requirements of the Code for qualification as a regulated investment company.


WARRANTS OR RIGHTS. Warrants or rights may be acquired by a Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. As a condition of its continuing registration in a state, each Fund has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed upon price on an agreed upon date within a specified number of days (usually not more than seven) from the date of purchase. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Repurchase agreements are considered to be loans by the Funds for purposes of the 1940 Act. In the event of the seller's default, the Funds could suffer a loss if the fair market value of the security "purchased" is less than the amount paid for the security. The Manager or Subadvisor will consider the creditworthiness of sellers before causing a Fund to enter into repurchase agreements with them, and will review such creditworthiness periodically. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering either the securities or the cash lent. To the extent that, in the meantime, the value of the securities purchased had decreased, the Fund could experience a loss. In all cases, the Manager must find the creditworthiness of the other party to the transaction satisfactory.

The purpose of engaging in repurchase agreements is to earn a return on uninvested cash. The Funds may engage in a repurchase agreement with respect to any security in which they are authorized to invest. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is currently the policy of the Funds to enter into repurchase agreements only with those member banks of the Federal Reserve System and primary dealers in U.S. government securities whose creditworthiness has been reviewed and found satisfactory by the Manager or Subadvisor, pursuant to policies established by the Company's Board of Directors.

The Funds may in the future wish to invest in foreign repurchase agreements. Currently, markets for foreign repurchase agreements are in the developing stage in various countries and it can be expected that new markets will continue to be developed in the future. The Funds do not have any current intention of engaging in foreign repurchase agreements, and will not do so until general guidelines and criteria have been approved by the Company's Board of Directors.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund temporarily transfers possession of a security to another party, such as a bank, in return for cash. At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid high grade debt securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Reverse repurchase agreements are considered to be borrowings for purposes of investment limitation 1. on page 4, and therefore are subject to the overall percentage limitations on borrowings and the restrictions on the purposes of borrowings contained in that limitation. As of the date of this Statement of Additional Information, the Funds do not invest in reverse repurchase agreements, and will not do so until the Board of Directors has approved guidelines for such investments.

PORTFOLIO TURNOVER. The Company's Board of Directors periodically reviews the Manager's and the Subadvisor's performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Funds, and reviews the commissions paid by the Funds to determine whether such commissions are reasonable in relation to what the directors believe are the benefits to the Funds. See "Allocation of Portfolio Transactions" in the Prospectus for information on the Funds' portfolio turnover rates.

MONEY MARKET INSTRUMENTS. As noted in the Funds' Prospectus, the Funds may, from time to time, invest excess cash in the following "money market" securities:

U.S. GOVERNMENT SECURITIES. The Funds may invest in the various types of short-term marketable securities issued by or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.

U.S. GOVERNMENT AGENCY SECURITIES. The Funds may invest in short-term U.S. government agency securities which are debt securities issued by government-sponsored enterprises and federal agencies. Examples are the Federal National Mortgage Association and the Federal Intermediate Credit Bank. Such securities are not direct obligations of the Treasury but involve U.S. government sponsorship or guarantees by U.S. government agencies or enterprises. Such securities are subject to fluctuations in market value due to fluctuations in market interest rates. Certain types of these securities are subject to fluctuations in yield due to early prepayments on mortgages underlying such securities. The Funds may invest in all types of U.S. government agency securities currently outstanding or to be issued in the future.

BANK OBLIGATIONS. These obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits. The Funds will limit their investment in U.S. bank obligations to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Funds will limit their investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the U.S.; and (iv) in the opinion of the Manager or Subadvisor are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Funds.

Fixed time deposits are obligations of U.S. banks, of foreign branches of U.S. banks, or of foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Funds' right to transfer a beneficial interest in the deposit to a third party. It is the policy of each Fund not to invest in
(i) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (ii) repurchase agreements with more than seven days to maturity; or
(iii) other illiquid securities, if in the aggregate more than 5% of the value of its net assets would be so invested.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Funds may invest in commercial paper, which refers to short-term, unsecured promissory notes issued by U.S. and foreign corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

The Funds may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

The Funds' commercial paper investments at the time of purchase will be rated at least A-2 by Standard & Poor's or Prime-2 by Moody's, or if unrated, will be of comparable quality as determined by the Manager or Subadvisor. The Funds' short-term investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of settlement at least AA by Standard & Poor's or Aa by Moody's. See Appendix A to the Prospectus for information about Moody's and Standard & Poor's ratings.

SHORT-TERM REPURCHASE AGREEMENTS. See the discussion of repurchase agreements above.

                             DIRECTORS AND OFFICERS

The Company's Board of Directors has the responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The Board of Directors, in turn, appoints the officers who are responsible for administering the day-to-day operations of the Funds. Listed below are the directors and officers of the Funds, and their affiliations and principal occupations for the past five years. Directors who may be "interested persons" of the Funds, as defined in the 1940 Act, are designated by an asterisk(*).

ELLIOTT L. ATAMIAN - DIRECTOR

(24 Country Drive, Weston, Massachusetts)
Mr. Atamian is a private investor, and has served on the Board of Directors of Rogers Foam Corp. since 1989 and Brookline Savings Bank since 1978. He was a Professor of Finance at Northeastern University from 1977 to 1991, and served on the Board of Directors of certain mutual funds managed by John Hancock Advisors, Inc. from 1972 to 1991.

CINDEE BEECHWOOD - TREASURER

(c/o Berkeley International Capital Corporation, 650 California Street, San Francisco, California 94108)
Ms. Beechwood is currently Assistant Group Financial Controller for Govett & Company Limited and is Controller of Govett Asset Management Company (an affiliate of the Manager). Prior to that, she was Assistant Trust Officer and Operations Manager of the United Bank of Fort Collins, a commercial bank.

SIR VICTOR GARLAND - DIRECTOR

(15 Wilton Place, Knightsbridge, London SW1X 8RL, England)
Sir Victor Garland has been a private investor since 1984, and currently serves as a director of a number of public companies.

RONALD W. GREEN* - DIRECTOR, CHAIRMAN, PRESIDENT

(c/o Govett & Company Limited, Minden House, 6 Minden Place, St. Helier, Jersey, The Channel Islands)
Mr. Green has been Group Treasurer of Govett & Company Limited since 1985.

DEBORAH A. KEMPER - VICE PRESIDENT

(c/o Govett Asset Management Company, 650 California Street, San Francisco, California 94108)
Ms. Kemper is presently Director of Marketing for the Govett Group. From 1990 through 1992, she was Market Research Manager of G.T. Global Financial Services, a mutual fund firm, and from 1987 to 1990 she was a Marketing Specialist with Merrill Lynch. From 1984 to 1987, she was a Financial Consultant with Merrill Lynch.

PETER J. MOFFAT - VICE PRESIDENT

(c/o John Govett & Co. Limited, Shackleton House, 4 Battlebridge Lane, London, SE1 2HR)
Mr. Moffat is Director, Compliance Officer and Secretary of John Govett & Co. Limited. He served previously at the Bank of England, where he was involved in banking and financial market supervision, and later as Compliance Officer for the London investment businesses of PaineWebber and J. P. Morgan before joining John Govett in 1990.

JAMES M. OATES - DIRECTOR

(c/o The Wydown Group, 50 Congress Street #1040, Boston, Massachusetts 02109) Mr. Oates is currently Managing Director of The Wydown Group. From 1984 to 1994, he was President & CEO of Neworld Bancorp, Inc. From 1983 to 1984, Mr. Oates was President and Chief Operating Officer of Burgess and Leith, a financial services company. From 1977 to 1983, he was President and Chief Operating Officer of Metro Bancholding Corporation. Mr. Oates currently serves on the board of directors of Massachusetts Bankers Association, Savings Bank Life Insurance Company, Stifel Financial Corporation, Phoenix Mutual Funds, and Savings Bank Life Insurance Guarantee Fund.

ALICE L. SCHULMAN - SECRETARY

(c/o Govett Asset Management Company, 650 California Street, San Francisco, CA 94108)
Ms. Schulman is presently Compliance Officer for Govett Asset Management Company (the Subadvisor). From 1993 until she joined Govett in 1994, she was Compliance Officer at Wells Fargo Nikko Investment Advisors. From 1989 to 1993, she was a compliance officer at The Benham Group of Mutual Funds. Prior to 1989, she served in various compliance administration functions at McKesson Corporation and Kaiser Aluminum & Chemical Corporation.

FRANK R. TERZOLO - DIRECTOR

(c/o Ameritrust Network, Inc., 6263 N. Scottsdale Road, #360, Scottsdale, Arizona 85250)
Mr. Terzolo is presently President and Chief Executive Officer of Ameritrust Network, Inc., a company that designs and implements charitable remainder trusts. From 1988 to 1989, he was President and Chief Executive Officer of Americom Equities, and from 1984 to 1988, he was President and Chief Operating Officer for Equitec Securities Co., a financial services company.

As indicated above, a director and officer may hold other positions with the Manager and its affiliates. The President of the Company is a resident of the United Kingdom and has appointed the Company, located at 650 California Street, 28th floor, San Francisco, as his agent for notice.

Directors not affiliated with the Manager or its affiliates are currently paid fees of $7,500 per year and are reimbursed for expenses incurred in connection with attending Board of Directors' meetings. These fees are paid pro rata by each Fund based on their relative net assets. No officer or director receives
any other compensation directly from the Funds.   As of the date of this
Statement of Additional Information, the directors and officers, as a group, owned of record and beneficially less than 1% of the total outstanding shares of each Fund. The officers and directors of the Company who are not U.S. residents have appointed the Company, 650 California Street, 28th Floor, San Francisco, California, as their agent for notice. At April 20, 1995, John Govett & Co., the Manager, and/or its affiliates, owned 68.10% of the Pacific Strategy Fund; Arthur I. Trueger, Chairman of the Manager, owned 32.39% of the Latin America Fund. The holders of a majority of the outstanding shares of the Company can elect all of the Company's Directors and can remove one or more of the Directors. The holders of a majority of the outstanding shares of a Fund can change the Fund's investment objective and fundamental investment policies and restrictions, and can approve, disapprove, or amend the Management Contract and Distribution Agreement, with respect to that Fund. The holders of a majority of the outstanding shares of any class of a Fund can approve, disapprove, or amend the Distribution Plan for such class. Shareholders holding at least 10% of the Company's outstanding shares may call a meeting of shareholders. Large redemptions by one or more shareholders in a Fund could give rise to significant transaction costs which will be borne by the remaining shareholders in the Fund, and could otherwise adversely affect the performance of the Fund.

The following table summarizes the above information relating to the Directors and officers of the Company, and the total compensation paid to them by Fund Complex during 1994. The Govett Funds have not established any pension, retirement or deferred compensation plans for Directors or Officers. The term "Fund Complex", as used in the following table, refers to all seven series of the Company, including the series which is not currently open to investment. No officers of the Company received any compensation from any Fund or the Fund Complex during 1994.


                           Aggregate      Aggregate      Aggregate      Aggregate      Aggregate       Aggregate        Total
                         Compensation   Compensation   Compensation   Compensation   Compensation    Compensation   Compensation
                             From           From           From           From           From            From           From
                         International    Emerging        Smaller        Pacific         Latin          Global          Funds
                            Equity         Markets       Companies      Strategy        America         Income           and
                             Fund           Fund            Fund          Fund           Fund            Fund      FundComplex*/**

Name, Age and Position

Elliott L. Atamian           $1,206        $2,126         $1,204          $388           $171           $2,108          $7,500
(Age 76)
Director

Sir Victor Garland           $1,206        $2,126         $1,204          $388           $171           $2,108          $7,500
(Age 61)
Director

Ronald W. Green (Age 46)      None          None           None           None           None            None            None
President, Chairman and
Director

James M. Oates (Age 49)      $1,206        $2,126         $1,204          $388           $171           $2,108          $7,500
Director

Frank R. Terzolo             $1,206        $2,126         $1,204          $388           $171           $2,108          $7,500
(Age 61)
Director

Cindee Beechwood              None          None           None           None           None            None            None
(Age 39)
Treasurer

Deborah Kemper (Age 35)       None          None           None           None           None            None            None
Vice President

Peter J. Moffat (Age 48)      None          None           None           None           None            None            None
Vice President

Alice L. Schulman             None          None           None           None           None            None            None
(Age 45)
Secretary


*  Based on fiscal year ending December 31, 1994.
** Includes fees of $298 paid to each Director by the Govett Developing Markets
   Bond Fund, which was open for investments during 1994 but which was as of the date of this prospectus, closed for investments.


                             MANAGEMENT OF THE FUNDS

MANAGER

John Govett & Co. Limited is the investment manager of the Funds pursuant to an Investment Management Contract dated December 16, 1991. The Investment Management Contract with respect to the International Equity Fund, the Emerging Markets Fund and the Global Income Fund was approved by the Company's Board of Directors (including a majority of the Directors who are not "interested persons" of the Funds or the Manager) on November 25, 1991 and by the initial shareholder of those Funds on November 26, 1991. The Investment Management Contract with respect to the Smaller Companies Fund was approved by the Company's Board of Directors (including a majority of the Directors who are not "interested persons" of that Fund or the Manager) on November 6, 1992 and by the initial shareholder of the Smaller Companies Fund on December 28, 1992. The Investment Management Contract with respect to the Pacific Strategy Fund was approved by the Company's Board of Directors (including a majority of the Directors who are not "interested persons" of the Funds or the Manager) on November 5, 1993, and by the initial shareholder of that Fund on December 15, 1993. The Investment Management Contract with respect to the Latin America Fund was approved by the Company's Board of Directors (including a majority of the Directors who are not "interested persons" of the Funds or the Manager) on March 4, 1994, and by the initial shareholder of that Fund on March 4, 1994.

The Company employs the Manager to furnish investment advisory and administrative services to the Funds. Under the Investment Management Contract, the Manager acts as investment advisor and, subject to the supervision of the Board of Directors, directs the investments of the Funds in accordance with their respective investment objectives, policies and limitations. The Manager also provides the Funds with all necessary office facilities and personnel for providing investment advice to the Funds and is responsible for the salaries and fees of all officers and directors of the Funds who are "interested persons" of the Funds or of John Govett, and of all personnel of the Funds or John Govett performing services relating to research, statistical, and investment activities. In addition, the Manager, subject to the supervision of the Board of Directors and in connection with the Fund Administrator, oversees the day-to-day operations of the Funds. These services include supervising relations with custodians, transfer and pricing agents, accountants, securities dealers and other persons dealing with the Funds and maintaining certain of the Funds' records. John Govett organizes its investment management functions on the basis of teams of specialists who focus on specific geographic or industrial market sectors. Each specialist team is headed by a Director of John Govett, who is an experienced senior investment professional.

SUBADVISOR

John Govett has entered into a Subadvisory Agreement with Govett Asset Management Company ("Govett Asset Management" or the "Subadvisor") dated August 20, 1993 with respect to the Smaller Companies Fund. The Subadvisory Agreement was approved by the Company's Board of Directors (including a majority of the Directors who are not "interested persons" of the Fund or the Subadvisor) on June 11, 1993 and by the public shareholders of that Fund on August 20, 1993. The Subadvisor is a registered investment advisor whose principal office is located at 650 California Street, 28th Floor, San Francisco, California 94108. The Subadvisor is an affiliate of John Govett. The Subadvisor has engaged in the investment management business since 1972, and as of April 17, 1995 manages approximately $1.8 billion in assets for both individual and institutional clients. Its investment management activities include investment in growth equities (ranging from small capitalization to large capitalization), a full range of fixed income securities, and asset allocation strategies.

SHAREHOLDER SERVICES AGENT

Van Kampen American Capital Shareholder Services ("ACCESS" or the "Shareholders Services Agent") provides the Company and each Fund with certain services, including the following: (1) preparation and maintenance of accounts and records for each Fund and performance of certain related functions; and (2) provision of transfer agency services to each Fund. These services are provided at cost plus a profit. The Shareholder Services Agent is an affiliate of the Distributor.

FUND ADMINISTRATOR

Investors Bank & Trust Company ("IBT" or the "Fund Administrator") provides the Company and the Funds with administration and accounting services.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

The following persons are known by the Company to own of record or beneficially 5% or more of the Class A securities of the indicated Funds:


NAME AND ADDRESS OF SHAREHOLDER                   FUND                PERCENTAGE OF OUTSTANDING SHARES
                                                                              AT APRIL 20, 1995
Gerald C. Letch Jr., Chairman           Govett Global Income Fund                    7.14%
U/A 01/01/74
FBO University Health System PP
Attention: Ralph Turner Exec. VP/CFO
4502 Medical Drive
San Antonio, TX 78229-4402

                                        23

NAME AND ADDRESS OF SHAREHOLDER                   FUND                PERCENTAGE OF OUTSTANDING SHARES
                                                                              AT APRIL 20, 1995
Charles Schwab & Co., Inc.            Govett Smaller Companies Fund                  14.14%
Special Custody Account for the
  Exclusive Benefit of Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

USNB of Oregon Custodian             Govett International Equity Fund                 8.36%
FBO M. J. Murdock Charitable Trust
Attention: Mutual Funds
P.O. Box 3168
Portland, OR 97208-3168

Gerald C. Letch Jr., Chairman        Govett International Equity Fund                 8.87%
U/A 01/01/74
FBO University Health System PP
Attn Ralph Turner Exec. VP/CFO
4502 Medical Drive
San Antonio, TX 78229-4402

Jupiter & Co.                        Govett Emerging Markets Fund                     7.38%
c/o Investors Bank & Trust Co.
Attention: Income Collection
P.O. Box 1537, Stop 57
Boston, MA 02205-1537

John Govett & Company                Govett Pacific Strategy Fund                    45.63%
Attention: Peter Brooker
4 Battle Bridge Lane
London, SE12HR ENGLAND

Arthur I. Trueger                    Govett Pacific Strategy Fund                    22.47%
c/o Govett & Co., Ltd.
650 California Street, Suite 2800
San Francisco, CA 94108-2609

Charles Schwab & Co., Inc.           Govett Latin America Fund                       17.28%
Special Custody Account for the
  Exclusive Benefit of Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Arthur I. Trueger                    Govett Latin America Fund                       32.39%
c/o Govett & Co., Ltd.
650 California Street, Suite 2800
San Francisco, CA 94108-2609

                                        24

NAME AND ADDRESS OF SHAREHOLDER                   FUND                PERCENTAGE OF OUTSTANDING SHARES
                                                                              AT APRIL 20, 1995
Charles Schwab & Co., Inc.           Govett Developing Markets Fund                   9.01%
Special Custody Account for the
  Exclusive Benefit of Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Smith Barney, Inc.                   Govett Developing Markets Fund                  14.96%
00140513014
388 Greenwich Street
New York, NY 10013-2375

Southwest Securities                 Govett Developing Markets Fund                  10.24%
Special Custody Account for the
  Exclusive Benefit of Customers
1201 Elm Street, Suite 4300
Dallas, TX 75270-2134

Southwest Securities Inc. For        Govett Developing Markets Fund                   6.1%
  Exclusive Benefit of Our Customers
1201 Elm Street, Suite 4300
Dallas, TX 75270-2134

EXPENSES; INVESTMENT MANAGEMENT AND SUBADVISORY ARRANGEMENTS

In addition to the investment management fee payable to the Manager (described below) and the compensation payable to the Shareholder Services Agent, the Funds pay all of their own expenses, including, without limitation, the costs and expenses attributable to the preparation, typesetting, printing and mailing of their proxy materials to existing shareholders, their legal expenses, and the fees of their custodians, auditor and non-interested directors. The Funds' Investment Management Contract with the Manager also provides that the Funds will pay for the typesetting, printing and mailing of Prospectuses, Statements of Additional Information and reports to existing shareholders. Other expenses paid by the Funds include interest, taxes, brokerage commissions, and other portfolio transactions fees and charges, the Funds' proportionate share of insurance premiums and dues, and the costs of registering shares under federal and state securities laws. The Funds are also responsible for such nonrecurring expenses as may arise, including costs of litigation to which the Funds are party and any obligations they may have to indemnify their officers and directors with respect to such litigation.

Pursuant to the Investment Management Contract, each Fund is obligated to pay the Manager a monthly fee computed at the close of business on the last business day of each month equal to a monthly rate of approximately .08%, or 1% per year (.06% monthly or .75% per year for the Global Income Fund), of the average daily net assets of the Fund. Given the added complexities involved in managing international and smaller company investments, this fee is higher than that paid by most other investment companies. The Investment Management Contract also specifies that the management fee will be reduced to the extent necessary to comply with the most stringent expense limits prescribed by any state in which the Funds' shares are offered for sale. The most stringent current state restriction limits each Fund's allowable operating expenses (excluding interest, taxes, a portion of the Fund's Rule 12b-1 distribution fees, a portion of the Fund's custodian expenses attributable to investments in foreign securities, brokerage commissions and extraordinary expenses such as litigation costs) in any fiscal year to 2.5% of the first $30 million of the average daily net assets of the Fund, 2.0% of the next $70 million of the average daily net assets of the Fund, and 1.5% of the average daily net assets of the Fund in excess of $100 million. During the fiscal year ended December 31, 1994, the Manager was entitled to receive management fees from the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund in the amounts of $365,679, $837,173, $417,857, $208,445,
$73,186 and $546,289, respectively. Of these fees, the Manager waived $86,528, $121,674 $190,035 $32,472, $61,909, and $148,986, attributable to the
International

Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund and Global Income Fund, respectively. During the fiscal year ended December 31, 1993, the Manager was entitled to receive management fees from the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, and Global Income Fund in the amounts of $297,543, $367,125, $159,139, and $630,526, respectively. Of these fees, the Manager waived $44,847, $6,939, $77,394 attributable to the International Equity Fund, Emerging Markets Fund, and Smaller Companies Fund, respectively. During the fiscal year ended December 31, 1992, the Manager was entitled to receive management fees from the International Equity Fund, Emerging Markets Fund, and Global Income Fund in the amounts of $10,765, $33,955, and $132,818, respectively, all of which fees were waived by the Manager.

The Investment Management Contract remains in effect as to a Fund until the second anniversary of its effective date with respect to such Fund. Thereafter, it continues in effect for successive annual periods, provided such continuance is specifically approved at least annually by a vote of the Company's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority of the Company's directors who are not parties to the agreement or interested persons of any such party (other than as directors of the Company), cast in person at a meeting called for that purpose. The Investment Management Contract may be terminated without penalty at any time by one or more of the Funds or by the Manager on sixty days written notice without penalty, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Pursuant to the Subadvisory Agreement with the Manager, the Subadvisor provides day-to-day investment advisory services to the Smaller Companies Fund. Under the Subadvisory Agreement, the Subadvisor furnishes an investment program and makes investment decisions for the Smaller Companies Fund, subject to the supervision of the Manager and the Company's Board of Directors. For the services provided under the Subadvisory Agreement, the Manager pays to the Subadvisor, out of the advisory fee received by the Manager, from the Company with respect to the Smaller Companies Fund, an annual fee, computed daily and paid monthly, equal to 0.50% of the Smaller Companies Fund's average daily net assets. The Smaller Companies Fund does not compensate the Subadvisor directly for its subadvisory services. The subadvisory fee payable to the Subadvisor will be reduced proportionately if the investment management fee paid to the Manager by the Company with respect to the Smaller Companies Fund is reduced as a result of applicable state expense limitations or fee waivers. The Manager, Distributor, and certain of their affiliates have agreed to share management fees, distribution and service fees, excess Fund expenses, and sales charges related to the sale of Fund shares.

The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, and Investors Bank & Trust Company, P. O. Box 1537, Boston, Massachusetts 02205, act as Custodians of the securities and other assets of the Funds and provide certain fund accounting and recordkeeping services. The Custodians do not participate in decisions relating to the purchase and sale of portfolio securities. The Custodians provide services in connection with the sale, exchange, substitution, transfer and other dealings with the Funds' investments, receive and disburse all funds and perform various other duties upon receipt of proper instructions from the Funds. The Custodians also act as custodians for certain cash and securities of the Funds maintained outside of the U.S. in certain countries through certain foreign subcustodians pursuant to the requirements of a Securities and Exchange Commission rule. The Custodians each charge custody fees which are believed to be competitive within the industry. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, (617) 439-4390, acts as the Funds' independent accountants.

The validity of the shares of the Funds offered hereby will be passed upon by Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, California 94104.

                              BROKERAGE ALLOCATION

Under the Funds' Investment Management Contract, and under the Subadvisory Agreement for the Smaller Companies Fund, the selection of securities dealers to execute transactions in the portfolios of the Funds is made by the Manager (or by the Subadvisor for the Smaller Companies Fund) in accordance with criteria set forth in the Prospectus, the Investment Management Contract, the Subadvisory Agreement and policies adopted by the Funds' Board of Directors. The following procedures followed by the Manager for the International Equity Fund, Emerging Markets Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund are also followed by the Subadvisor with respect to the Smaller Companies Fund.

The Manager places portfolio transactions for the Funds with those securities broker-dealers which the Manager believes will provide best value in transaction and research services for the Funds, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

In valuing brokerage services, the Manager makes a judgment as to which securities broker-dealers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a securities broker-dealer, but specific expertise and effort of a securities broker-dealer in overcoming the anticipated difficulties and fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

In valuing research services, the Manager makes a judgment as to the usefulness of research and other information provided by a securities broker-dealer to the Manager in managing the Funds' investment portfolios. In some cases, the information, e.g., data for recommendations concerning particular securities, relates to the specific transaction placed with the securities broker-dealer, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Manager in advising the Funds. The Funds may pay to those securities broker-dealers which provide brokerage and research services to the Manager a higher commission than that charged by other securities broker-dealers if the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Manager to the Funds and to any other accounts over which the Manager exercises investment discretion.

The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Manager on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the Company's Board of Directors.

The Manager is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of investment decisions for the Funds. However, the Manager believes that it is important for the Manager, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities broker-dealers have customarily furnished in connection with brokerage transactions, and that in compensating securities broker-dealers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Manager in providing management services to a Fund is not readily determinable. In addition, other clients of the Manager, including other Funds, might also benefit from the information obtained for a particular Fund, in the same manner that Fund might also benefit from information obtained by the Manager in performing services to others, including one or more of the other Funds.

The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from securities broker-dealers will include a spread between the bid and asked prices. Subject to the requirement of best execution, the sale of Fund shares may also be considered as a factor in the selection of securities broker-dealers to execute the Funds' portfolio transactions.

Investment decisions for each Fund are made independently from those of other of the Manager's client accounts or other funds managed or advised by the Manager, including the other Funds. Nevertheless, it is possible that at times identical securities will be acceptable for both one or more Funds and one or more of such client accounts or other funds. In such event, the position of the Fund and such other client accounts or other funds in the same issuer may vary. The length of time that each may choose to hold its investment in the same issuer may also vary. However, to the extent any of these client accounts or other funds seeks to acquire the same security as a Fund at the same general time, the Fund may not be able to acquire as large a part of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same general time. The Manager seeks to provide fair and equitable treatment for each Fund in the selection of investments and allocation of investment opportunities between the Fund and the Manager's other investment management clients, including the other Funds. The total brokerage commissions paid by the International Equity Fund during 1992, 1993 and 1994 were $14,825, $436,772 and $518,373, respectively. The total brokerage commissions paid by the Emerging Markets Fund during 1992, 1993 and 1994 were $77,073, $722,702 and $1,145,847, respectively.
The total brokerage commissions paid by the Smaller Companies Fund during 1993 and 1994 were $69,494 and $383,985. The total brokerage commissions paid by the Global Income Fund during 1992, 1993 and 1994 were $9,079, $26,486 and $429, respectively. The total brokerage commissions paid by the Pacific Strategy Fund during 1994 was $541,681. The total brokerage commissions paid by the Latin America Fund during 1994 was $139,205.

                            DESCRIPTION OF THE FUNDS

Each Fund is a series of The Govett Funds, Inc. (the "Company"). The Company was organized as a Maryland corporation on November 13, 1990. It is classified as an open-end management investment company.

The Company's Articles of Incorporation permit the Directors to create an unlimited number of series (funds). There are currently seven funds which comprise the Company, of which the following six currently remain open to new investments: Govett International Equity Fund, Govett Emerging Markets Fund, Govett Smaller Companies Fund, Govett Pacific Strategy Fund, Govett Latin America Fund, and Govett Global Income Fund.

The International Equity Fund, Emerging Markets Fund, Smaller Companies Fund and Pacific Strategy Fund are diversified series of the Company. A diversified series of shares of an investment company is required under the 1940 Act to follow certain guidelines in managing its investments which may help to reduce risk. These guidelines, which apply only to the four aforementioned Funds, prohibit each Fund from:

- acquiring more than 10% (when considered together with the securities held by the other Funds) of the outstanding voting securities of any one issuer; and

- investing, with respect to 75% of its total assets, more than 5% of its total assets in securities of any one issuer (other than U.S. government and agency obligations).

Each Fund has designated three classes of shares. Class A shares are sold with an initial sales charge; Class B shares and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") upon certain redemptions. AT PRESENT, CLASS B AND CLASS C SHARES ARE NOT AVAILABLE FOR PURCHASE BY THE GENERAL PUBLIC. See "Additional Purchase, Exchange and Redemption Information -- Multiple Pricing System" below.

VOTING RIGHTS. The total authorized capital stock of the Company consists of three billion shares. Currently, the Company issues seven series of shares, each of which corresponds to one of the Funds. Each Fund has authorized 250 million shares for issuance. The shares have no preemptive or conversion rights; the voting and dividend rights, and the right of exchange or redemption with respect to each class of shares of the Funds are described in the Funds' Prospectus. Upon issuance and payment as described in the Prospectus, shares of each Fund will be fully paid and nonassessable. Shareholders holding 10% or more of the outstanding shares of the Funds may, as set forth in the Articles of Incorporation, call meetings for any purpose, including the purpose of voting on removal of one or more of the Company's directors. Separate votes are taken by a Fund when a matter affects only that Fund. The Funds normally will not hold meetings of shareholders except as required under the 1940 Act and Maryland law. The Funds would be required to hold a shareholders' meeting in the event that, at any time, less than a majority of the directors holding office have been elected by shareholders. Directors will continue to hold office until their successors are elected and have qualified. Shares of the Funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all of the Directors. A Fund may be terminated upon the sale of its assets to another diversified, open-end management investment company, or upon liquidation and distribution of its assets, if approved by the requisite vote of the holders of the outstanding shares of that Fund. If not so terminated, the portfolios are expected to continue indefinitely.

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

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

MULTIPLE PRICING SYSTEM

Each Fund has designated three classes of shares. Class A shares are sold with an initial sales charge; Class B shares and Class C shares are sold without an initial sales charge but are subject to a CDSC upon certain redemptions. The three classes of shares of each Fund represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects, except that the Class B and Class C shares bear the expenses of their deferred sales arrangements, a higher distribution and servicing charge, and any expenses (including incremental transfer agency costs) resulting from such deferred sales arrangements. In addition, each class has exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee for such class is paid. See "Prospectus Summary -- Multiple Pricing System," "How to Purchase Shares," and "How to Redeem Shares -- CDSCs" in the Prospectus.

When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class B or Class C shares. AN UNSPECIFIED PURCHASE ORDER WILL BE CONSIDERED AN ORDER FOR CLASS A SHARES.

AT PRESENT, CLASS B AND CLASS C SHARES ARE NOT AVAILABLE FOR PURCHASE BY THE GENERAL PUBLIC.

ADDITIONAL INFORMATION REGARDING FUND SHARES

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Funds must be denominated in U.S. dollars. The Funds reserve the right, in their sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to the shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. As discussed in the Prospectus, certain categories of investors may purchase shares of the Funds at net asset value per share (without or at a reduced sales charge) because, with respect to these investors, there is no, or minimal, sales effort required. Investors may be charged a fee if they effect transactions in Fund shares through a securities broker-dealer, bank, or other financial institution.

PURCHASES THROUGH SECURITIES DEALERS

Shares may be purchased through securities dealers that have dealer agreements with the Distributor and through other qualified brokers. Orders received by a securities dealer (or other qualified broker) before 4:00 p.m., Eastern Time, on any Business Day, will be executed at the public offering price determined that day, provided that the securities dealer transmits the order to the Shareholder Services Agent by 5:00 p.m., Eastern Time, that day. A "Business Day" is any Monday through Friday on which the New York Stock Exchange is open for business. After an initial investment is made and a shareholder account is established through a securities dealer, at the shareholder's option, subsequent purchases may be made directly through the Shareholder Services Agent. Securities dealers and brokers are responsible for timely transmission of orders to the Distributor.

PURCHASES THROUGH THE SHAREHOLDER SERVICES AGENT

Investors may purchase shares and open an account directly through the Shareholder Services Agent by completing and signing the Account Application provided with the Funds' Prospectus. Investors should mail the completed Account Application together with a check to cover the purchase to the Shareholder Services Agent in accordance with the instructions on the Account Application. Purchases will be executed at the public offering price next computed after the Shareholder Services Agent has received the order. Subsequent investments need not be accompanied by an Account Application.

Investors also may purchase shares of the Funds through the Shareholder Services Agent by bank wire, provided that within seven days of an initial purchase the Shareholder Services Agent has received an executed Account Application with the shareholder's taxpayer identification number. Bank wire purchases will be effected at the next computed public offering price after the bank wire is received; accordingly, a bank wire purchase received by 4:00 p.m. Eastern Time on a Business Day will be effected that day. A wire investment is considered received when the Shareholder Services Agent is notified that the bank wire has been credited to a Fund. The shareholder is responsible for providing prior telephonic notice to the Shareholder Services Agent that a bank wire is being sent. A shareholder's bank may charge a service fee for wiring money to the Funds; the Shareholder Services Agent currently charges no service fees for facilitating wire purchases, but reserves the right to do so in the future. Shareholders desiring to open an account by bank wire should call the Shareholder Services Agent at (800) 421-6714.

EXCHANGES BETWEEN FUNDS

Shares of any Fund generally may be exchanged for shares of the same class of any other Fund, based on their respective net asset values, without imposition of any sales charges, provided that the account holder remains the same. Fund shares may be exchanged for shares of the Goldman Sachs Institutional Liquid Assets Money Market Portfolio (the "Money Market Fund"), with the following exception: Class A Fund shares acquired through quantity purchases of $1 million or more on which no front-end sales charge was paid cannot be exchanged for shares of the Money Market Fund during the first year after their purchase. The Money Market Fund is not a series of the Company, but is available as an exchange vehicle for Fund shareholders. Shares of the Money Market Fund may also be exchanged for Class A shares of any Fund, without imposition of a sales charge, but only if the investor seeking to exchange the Money Market Fund shares acquired those shares through an exchange out of one or more of the Class A shares of one or more of the Funds, subject to the exception noted above. Money Market Fund shares that were acquired by direct purchase from the Money Market Fund, and Money Market Fund shares that were acquired through the reinvestment of Money Market Fund dividends, cannot be exchanged for Class A shares of any Fund. Investors interested in making an exchange with respect to shares of the Money Market Fund should write or call their securities dealer or the Shareholder Services Agent to request that fund's prospectus. Exchange requests may be transmitted to the Shareholder Services Agent by telephone or by mail, in accordance with the instructions provided in the "Quick Reference Guide" in Appendix B of the Funds' Prospectus.

REDEMPTIONS THROUGH THE SHAREHOLDER SERVICES AGENT

Redemption requests may be transmitted to the Shareholder Services Agent by telephone or by mail, in accordance with the instructions provided in the "Quick Reference Guide" in Appendix B of the Funds' Prospectus. The procedures for redemption are set forth more fully in the Prospectus.

REDEMPTIONS THROUGH SECURITIES DEALERS

Shareholders with accounts at securities dealers (or other qualified brokers) who sell shares of the Funds may submit redemption requests to such securities dealers or brokers. If the shareholder redeems through a securities dealer or broker, his/her shares will be redeemed at their NAV next calculated after the shareholder's securities dealer or broker receives the order which is promptly transmitted to the Shareholder Services Agent (less any applicable CDSC), rather than on the day the Shareholder Services Agent receives the shareholder's written redemption request form. It is the securities dealer's or broker's responsibility to transmit the order in a timely fashion, and any loss to the customer resulting from failure to do so must be resolved between the customer and his/her securities dealer. The procedures for redemptions are set forth more fully in the Funds' Prospectus.

Certain redemptions of Class A, Class B and Class C shares will be subject to payment of a CDSC. See "Prospectus Summary -- Multiple Pricing System," "How to Purchase Shares," and "How to Redeem Shares -- CDSCs" in the Prospectus.

CONTINGENT DEFERRED SALES CHARGE

CLASS A CDSC. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a CDSC will be imposed (subject to certain exceptions described in the Funds' Prospectus) on certain redemptions of such investments made within 12 months following the investment, at the rate of 1.00% of the lesser of (1) the net asset value of the Class A shares redeemed or (2) the net cost of such shares. No CDSC is imposed on a redemption derived from (1) increases in the value of Class A shares due to increases in their net asset value per share; (2) shares acquired through reinvestment of dividend income or capital gains distributions; or (3) Class A shares held for more than 12 months from the date of purchase. See "How to Redeem Shares -- CDSCs" in the Funds' Prospectus.

WAIVER OF CLASS B AND CLASS C CDSC. The CDSC on Class B and C may be waived on redemptions of Class B and Class C shares in the circumstances described below:

     REDEMPTION UPON DISABILITY OR DEATH. The Funds will waive any otherwise applicable CDSC on redemptions following the death or disability of a Class B or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of Code's definition which pertains to furnishing the Secretary of Treasury with proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

     In cases of disability or death, the CDSC may be waived when the descendent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC applies to a total or partial redemption , but only to redemptions of Class B or Class C shares held at the time of the death or initial determination of disability.

     REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS. The Funds will waive the CDSC when a total or partial redemption is made in connection with certain distributions from the following types of retirement plans: deferred compensation plans under Section 451 of the Code; custodial accounts maintained pursuant to Section 403(b)(7) of the Code, and pension or profit sharing plans qualified under Section 401(a) of the Code. The charge may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more of the Funds; in such event, as described below, the Funds will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii). In addition, the CDSC may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Funds do not currently intend to waive the CDSC for any distributions from IRAs or other retirement plans not specifically described above.

     REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN. A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in the Class A, Class B or Class C shares of a Fund. Under the SWP, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds transmitted to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The Class B or Class C CDSC may be waived on certain redemptions made under the SWP. Class A shares redeemed through a SWP that are subject to a CDSC will be charged the CDSC.
     The amount to be systematically redeemed from any Fund without the imposition of a Class B or Class C CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance (see "Systematic Withdrawal Plan -- All Classes" below). The Funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.

     INVOLUNTARY REDEMPTION OF SHARES IN ACCOUNTS THAT DO NOT HAVE THE REQUIRED MINIMUM BALANCE. The Funds reserve the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Funds will waive the Class B or Class C CDSC upon any such involuntary redemption.

     REINVESTMENT OF REDEMPTION PROCEEDS IN SHARES OF THE SAME FUND WITHIN 120 DAYS AFTER REDEMPTION. A Class A or Class B shareholder who has redeemed Class A or Class B shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class A share of any other Fund. Class B redemption proceeds cannot be reinstated in Class B shares. A Class C shareholder who has redeemed Class C shares of any Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund. Any such reinstatements of Class A, Class B, or Class C shares will be made at the net asset value next determined after the reinstatement request is received, which must be within 120 days after the date of the initial redemption. Reinstatement at net asset value is also offered to participants and those eligible retirement plans held or administered by American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

     REDEMPTION BY MANAGER. The Funds may waive the Class B or Class C CDSC when a total or partial redemption is made by the Manager with respect to its investments in a Fund.

TELEPHONE TRANSACTIONS

Unless the Telephone Privilege is waived by a shareholder (by completing the appropriate section of the Account Application provided with the Funds' Prospectus), each shareholder may effect purchase, exchange, redemption, and account maintenance transactions by telephone. The Telephone Privilege authorizes the Company, the Shareholder Services Agent, and the Distributor to act upon instructions by telephone to purchase, exchange, redeem and generally to maintain the account for which the Telephone Privilege applies. For a more detailed discussion of this privilege, please see "Telephone Transactions" in the Funds' Prospectus.

REDEMPTIONS IN KIND

The Funds have committed themselves to pay in cash all requests for redemption of Fund shares by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of each Fund's net assets at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, in an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets held by the Fund from which the shareholder is redeeming. In such circumstances, the assets distributed would be valued using the same methods used to determine the Fund's NAV. Should a Fund make a redemption in kind, the recipient shareholder may incur brokerage fees and additional tax costs in converting the securities to cash.

SUSPENSION OF REDEMPTION PRIVILEGE

The Funds may suspend redemption privileges or postpone the date of payment of redemptions for more than seven days after a redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) when an emergency exists as defined by the SEC, which makes it not reasonably practicable for the Funds to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may permit.

LETTER OF INTENT -- CLASS A SHARES

A Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount of Class A Fund shares. During such time as Fund shares are held in escrow under an LOI to assure payment of applicable front-end sales charges if the indicated amount of Class A is not purchased, all dividends and capital gain distributions on the escrowed shares will be reinvested in additional shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified 13-month period, the purchaser must remit to the Shareholder Services Agent the difference between the front-end sales charge actually paid and the sales charge which would have been applicable if the total purchases of Class A shares had been made at a single time. If this amount is not paid to the Shareholder Services Agent within 20 days after written request, the appropriate number of escrowed shares will be redeemed by the Shareholder Services Agent.

AUTOMATIC INVESTMENT PLAN -- ALL CLASSES

To establish participation in the Funds' Automatic Investment Plan ("AIP"), investors or their brokers should complete the appropriate section of the Account Application found with the Prospectus. Investment amounts will be drawn on the designated monthly investment dates (monthly on or about the 21st day, or quarterly on or about the 21st day of January, April, July and October) in order to purchase full and fractional shares of the Funds at the public offering price determined on that day. In the event that the designated investment day falls on a Saturday, Sunday or holiday, shares will be purchased on the next Business Day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be canceled. Furthermore, the shareholder will be liable for any loss incurred by the Funds by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Shareholder Services Agent or the Funds upon 30 days' written notice, or by the participant at any time without penalty upon written notice to the Funds or the Shareholder Services Agent.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders owning shares with a value of $10,000 or more may establish a monthly Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a quarterly, semiannual or annual Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly or quarterly redemptions of Fund shares, in amounts of not less than $25 per redemption per Fund, as specified by the shareholder. Such redemptions will occur on or about the 21st day of the month. In the event that the 21st day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior Business Day. Checks will be made payable to the designated recipient and mailed within seven (7) days. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate portion of the Account Application provided with this Prospectus. Shareholders participating in this plan with respect to Class A shares for a particular Fund should not simultaneously purchase Class A shares of the Fund, as such purchases are subject to a sales charge. Investors should contact the Shareholder Services Agent for more information. Redemptions pursuant to the Systematic Withdrawal Plan of certain Class A shares purchased at net asset value that are effected within 12 months of initial purchase may be subject to a CDSC. See "How to Redeem Shares -- CDSCs" in the Prospectus. Class B and Class C shareholders who establish a Systematic Withdrawal Plan may redeem up to 12% annually of the shareholder's Initial Account Balance without incurring a CDSC. Initial Account Balance means the amount of the shareholder's investment in the Class B or Class C shares of the Fund on the date the plan for such class is established. See "How to Purchase Shares -- Waiver of CDSCs" in the Prospectus.

Under the Plan, sufficient shares of a Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the Plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA)

Shares of the Funds may also be purchased as the underlying investment for an individual retirement account meeting the requirements of Section 408(a) of the Internal Revenue Code of 1986, as amended. IRA applications are available from securities dealers who sell Fund shares or from the Shareholder Services Agent.

CALCULATION OF NET ASSET VALUE

The Funds are open for business, and each Fund's net asset value ("NAV") is calculated, on every day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The close of trading and the determination of NAV will coincide with the close of business of the New York Stock Exchange (normally considered 4:00 p.m. Eastern Time). When the New York Stock Exchange is closed or when trading is restricted or suspended for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Funds will determine NAV at the close of business, the exact time of which will coincide with the closing of the New York Stock Exchange. If there is such a restriction or suspension, any shareholder may withdraw any demand for redemption or any tender of shares which has been received by the Shareholder Services Agent during any such period, the applicable NAV of which would but for such restriction or suspension be calculated as of a time during such period. Upon such withdrawal, the Shareholder Services Agent shall return to the shareholder the share certificates tendered, if any.

Securities listed or traded on the New York Stock Exchange or on a foreign securities exchange ("Listed Securities") are valued at the last quoted sales price on that exchange prior to the time when the Funds' assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Manager (or the Subadvisor, in the case of the Smaller Companies Fund) best to reflect a fair value. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the spot exchange rates at 1:00 p.m. Eastern Time or at such other rates as the Manager or Subadvisor may determine to be appropriate in computing NAV. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Manager or Subadvisor. Listed securities that are not traded on a particular day, and securities regularly traded in the over-the-counter market, are valued at the price within the limits of the latest available current bid and asked prices deemed by the Manager or Subadvisor best to reflect a fair value. In instances where the price of a security determined above is deemed by the Manager or Subadvisor not to be representative, the security is valued in such a manner as prescribed by the Funds' Board of Directors to reflect the security's fair value. Because the Funds invest in securities that are traded in foreign markets on days the Funds are not open for business, the Funds' NAV may be significantly affected on days when shareholders do not have access to the Funds to purchase or redeem shares. For purposes of determining the Funds' NAV, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at exchange rates quoted by a major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors. The Board of Directors monitors the Funds' method of valuation on an ongoing basis.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager or Subadvisor deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt obligations with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, such securities are valued using the prices for securities of comparable maturity, quality, and type.

Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. If an option exchange closes later than 4:00 p.m. Eastern Time, the options traded on it are valued based on the sale price, or on the mean between the bid and asked prices, as the case may be, as of 4:00 p.m. Eastern Time. When the seller writes a call, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability. If a call written by a Fund is exercised, the proceeds are increased by the premium received. If a call expires, a Fund has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put held by a Fund is exercised, the amount the Fund receives on sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Futures are valued at the last sale price as of the close of the commodities exchange on which they are traded, unless such exchange closes later than 4:00 p.m. Eastern Time, in which case such Futures are valued at the last sale price as of 4:00 p.m. Eastern Time. Should the Board of Directors determine that such price does not reflect the instrument's fair value, such instruments will be valued at their fair market value as determined by, or in accordance with valuation procedures and guidelines established by, the Board of Directors.

As noted in the Prospectus, the purchase and redemption prices of a Fund's shares are based upon the Fund's net asset value ("NAV") per share of each such class. Each Fund determines its NAV per share of each class by subtracting the Fund's liabilities (including accrued expenses and dividends payable) attributable to that class from its total assets (the value of the securities the Fund holds plus cash and the value of other assets, including income accrued but not yet received) attributable to that class and dividing the result by the total number of shares outstanding. The NAV per share of the Fund is calculated at the close of trading on the New York Stock Exchange

(normally considered 4:00 p.m. Eastern Time) every day the Exchange is open.

REINVESTMENT DATE

The dividend reinvestment date is the date on which additional Fund shares are purchased for shareholders who have elected to have their Fund dividends reinvested. Automatic reinvestments in additional shares are made without a sales charge as of the ex-dividend date using the relevant Fund's NAV determined on that date, and are credited to your account on that date.

                ADDITIONAL DISTRIBUTION AND TAXATION INFORMATION

The following information is a supplement to and should be read in conjunction with the section in the Funds' Prospectus entitled "Dividends, Distributions and Federal Income Taxation."

TAX STATUS OF THE FUNDS. The Funds intend to qualify each year as "regulated investment companies" for federal income tax purposes, to avoid liability for federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, the Funds intend to declare distributions of substantially all of their net taxable income and net realized capital gains within each calendar year to shareholders of their Class A, Class B and Class C shares. The Company's Board of Directors retains the right to determine, for any particular year, that one or more of the Funds should not qualify as a regulated investment company. In any year in which a Fund does not so qualify, the Fund will be subject to federal and state income tax as a regular corporation, and all distributions of its current or accumulated earnings and profits (including distributions derived from net realized long-term capital gains) will be taxed to shareholders as ordinary income. The Global Income Fund seeks to pay monthly dividends from net investment income, if any, which may include all or a portion of their respective net realized short-term gains. Annual distributions of any net realized long-term gains and any remaining short-term gains, if any, will be declared in November or December of each year. The Funds also intend to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from selling securities and certain options, futures and forward contracts held for less than three months must constitute less than 30% of each Fund's gross income for each fiscal year. Gains from foreign currency and foreign currency denominated forward, futures and options contracts held less than three months which are not directly related to the Funds' business of investing in foreign securities are included in this 30% limitation, which may limit the Funds' investments in such instruments.

DIVIDENDS. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore increase (decrease) dividend income. Because the Funds invest primarily in foreign securities (including the Smaller Companies Fund, which from time to time may invest primarily in foreign securities), corporate shareholders should not expect dividends from the Funds to qualify for the dividends received deduction. If the Funds earn qualifying dividends from U.S. corporations, they will notify corporate shareholders annually of the percentage of the Funds' dividends which qualify for the dividends received deduction. Dividends are declared annually (the Global Income Fund seeks to declare monthly dividends out of net investment income, if any). The Funds will send each shareholder a notice promptly after the end of the calendar year describing the tax status of dividends and capital gain distributions made during the prior year. The per share dividend on Class B and Class C shares are expected to be lower than the per share dividends on Class A shares as a result of the higher distribution fees and expenses and incremental transfer agency fees applicable to Class B and Class C shares.

CAPITAL GAINS DISTRIBUTIONS. Long-term capital gains earned by the Funds on the sale of securities and distributed to shareholders are generally taxable as long-term capital gains, regardless of the length of time that the shareholders have held their shares. Under current U.S. federal income tax rules, long-term capital gains are taxed at rates up to twenty-eight percent. If a shareholder receives a long-term capital gain distribution on shares of a Fund and such shares are held for less than six months and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term capital loss for tax purposes. Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains. Distributions from the short-term capital gains do not qualify for the dividends received deduction.

FEDERAL INCOME TAX TREATMENT OF OPTIONS. Certain option transactions have special tax implications for the Funds. Listed non-equity options, including options on currencies, will be considered to have been closed out at the end of the Funds' taxable year, and any gains or losses will be recognized for tax purposes at that time. Such gains or losses will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. Gains or losses on unlisted currency options will not be subject to this treatment and will generally result in ordinary income or loss. In addition, losses on purchased puts and written covered calls, excluding "qualified covered call options" on equity securities, to the extent they do not exceed the unrealized gains on the securities or currencies covering the options, may be subject to deferral until the securities or currencies covering the options have been sold. The holding period of the securities covering these options will be deemed not to begin until the option is terminated. For securities covering a purchased put, this adjustment of the holding period may increase the gain from sales of securities held for less than three months. The holding period of the security covering an "in-the-money-qualified covered call" option on an equity security will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Except for transactions the Funds have identified as hedging transactions, the Funds are required for federal income tax purposes to recognize as income for each taxable year their net unrealized gains and losses on listed Futures Contracts as of the end of the year, as well as those actually realized during the year. Except for transactions in Futures Contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities or currencies held by the Funds may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

In order for each Fund to continue to qualify for federal income tax treatment as a "regulated investment company" under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or certain currency positions. In addition, gains realized on the sale or other disposition of securities or certain currency positions held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% requirements. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Funds may be required to defer the closing out of Futures Contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Futures Contracts which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

The Funds will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of such distributions.

FOREIGN TAXES. Income received by the Funds may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of a Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit its shareholders to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund, subject to limitations contained in the Code. Shareholders would then include in gross income both dividends paid to them by the Fund and the foreign taxes paid by the Fund on its foreign investments. The Funds cannot assure shareholders that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of their share of any creditable foreign taxes paid by the Funds.

The foregoing discussion and the related discussion in the Prospectus have been prepared by management of the Company and do not purport to be a complete description of all tax implications of an investment in the Funds.

Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Funds. Heller, Ehrman, White & McAuliffe has expressed no opinion in respect thereof.

                             THE FUNDS' DISTRIBUTOR

UNDERWRITING AGREEMENT / 12b-1 DISTRIBUTION PLANS

Pursuant to an Underwriting Agreement that is subject to annual renewal, Van Kampen American Capital Distributors, Inc. (the "Distributor") acts as principal underwriter and distributor in a continuous public offering of the Funds' shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Funds.

The Distributor pays the expenses of distribution of the Funds' shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to their registration statements and prospectuses (other than those necessitated by the activities of the Distributor) and of sending prospectuses and reports to existing shareholders.

The Underwriting Agreement will continue in effect with respect to a Fund for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Company's Board of Directors, or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority of the Company's directors who are not parties to the Underwriting Agreement or interested persons of any such party (other than as directors of the Company), cast in person at a meeting called for that purpose. The Underwriting Agreement may be terminated without penalty by either party as to one or more of the Funds on 60 days' written notice.

Pursuant to the Underwriting Agreement, the Distributor is entitled to receive a sales charge in connection with certain sales of Fund shares. During the fiscal year ended December 31, 1992, Govett Financial Service Limited ("Services"), the Funds' former distributor, received sales charges of $1,203.81 after reallowances of front-end sales charges to dealers of $384,018.63 for sales of Class A shares of the International Equity Funds, Emerging Markets Fund and the Global Income Fund. During the fiscal year ended December 31, 1993, Services received front-end sales charges of $704,654.09, after reallowances of front-end sales charges to dealers of $384,018.63 for sales of Class A shares of the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, and the Global Income Fund. During the period from January 1, 1994 through October 2, 1994, Services received sales charges of $222,723 after reallowances of front-end sales charges to dealers of $6,341,249 for sales of Class A shares of the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund. During the period from October 3, 1994 through December 31, 1994, Van Kampen American Capital, the new Distributor received sales charges of $163,601 after reallowances of front-end sales charges to dealers of $847,100 for sales of Class A shares of the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund. These sales charges also include charges applicable to the Govett Developing Markets Bond Fund, which was open for investments during 1994 but which is, as of the date of this prospectus, closed to investment.

Rule 12b-1 adopted by the SEC under the Investment Company Act of 1940 permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such Rule, the Company's Board of Directors, and the shareholders of each class of each Fund, have adopted three Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class C Plan" and together as the "Plans." Under the Class A Plan, each Fund pays a distribution fee to the Distributor at an annual rate of 0.50% (0.35% for the Global Income Fund) of each Fund's aggregate average daily net assets attributable to its Class A shares. Under the Class B Plan and the Class C Plan, each Fund pays a distribution and service fee to the Distributor at an annual rate of 1% of the Fund's aggregate average daily net assets attributable to its Class B shares and Class C shares.

During the period from January 1, 1994 through October 2, 1994, Govett Financial Services Limited, the Funds' former distributor, was entitled to receive distribution fees from the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, the Global Income Fund, the Pacific Strategy Fund (from inception), and the Latin America Fund with respect to their Class A shares in the amounts of $139,291, $300,038, $138,948, $204,218, $85,171, and $24,092,
respectively. During the period from October 3, 1994 through December 31, 1994, the Distributor was entitled to receive distribution fees from the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund and the Global Income Fund with respect to their Class A shares in the amounts of $43,548, $118,548, $69,981, $19,052, $12,501, and
$50,717, respectively.

The Plans are deemed by the Staff of the Securities and Exchange Commission (the "SEC") to be "compensation plans" because payments made are not tied directly to actual expenses incurred, and the Distributor is given discretion concerning what expenses are payable under the Plans. The fees received by the Distributor pursuant to the Plans may exceed or, particularly in the early years of the Funds, be less than the estimated direct and indirect costs incurred by the Distributor in providing its services under the Plans and its Underwriting Agreement with the Funds. If the fees received exceed expenses incurred, the Distributor may be deemed to have received a "profit" to the extent of such excess. For example, if the Distributor pays $1 for distribution expenses and receives $2 under the Class A Plan, the $1 difference could be said to be a profit for the Distributor. If the fees received are less than expenses incurred, the Plans do not carry over any excess costs over fees to a subsequent annual period.

Under the Plans, the Distributor receives distribution fees from the Funds at the annual rates described in the Prospectus as compensation for providing services and incurring expenses in the distribution of Fund shares. Such expenditures may include payment of (1) commissions to certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Organizations") for providing distribution assistance or services to clients which purchase shares of the Funds, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semiannual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to securities dealers and financial and industry professionals, and
(5) advertising and promotional expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses.

The distribution and service fees attributable to Class B shares or Class C shares are designed to permit an investor to purchase such shares without the assessment of a front-end sales charge and at the same time permit the Distributor to compensate Service Organizations with respect to such shares. In this regard, the purpose and function of the combined CDSC and distribution and service fees are the same as those of the initial sales charge and distribution fee with respect to the Class A shares of the Funds in that in both cases the sales charge and distribution charge provide for the financing of the distribution of the Funds' shares.

As required by Rule 12b-1 under the Investment Company Act, each Plan and the forms of servicing agreements and selling agreements were approved by the Company's Board of Directors, including a majority of the Directors who are not interested persons (as defined in the Investment Company Act) of the Company and who have no direct or indirect financial interest in the operation of any of the Plans or in any agreements related to a Plan (the "Independent Directors"). In approving each Plan in accordance with the requirements of Rule 12b-1, the Directors determined that there is a reasonable likelihood that each Plan will benefit the Funds and their respective shareholders. Information with respect to distribution revenues and expenses is presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Plans. In their review of the Plans, the Directors are asked to take into consideration expenses incurred in connection with the distribution of each class of shares separately. The distribution charge and the sales charge of a particular class will not be used to subsidize the sale of the other classes.

Each Plan requires the Distributor to provide the Company's Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Unless sooner terminated in accordance with their terms, the Plans will continue in effect initially for a period of one year, and thereafter will continue in effect so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including a majority of the Independent Directors.

Each Plan may be terminated with respect to a class of any Fund by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting shares of the respective class. Any change in a Distribution Plan that would materially increase the distribution expenses borne by a Fund requires shareholder approval, voting separately by class; otherwise, each Plan may be amended by a majority of the Board of Directors, including a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as any Plan is in effect, the selection or nomination of the Independent Directors is committed to the discretion of the Independent Directors.

The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, the Distributor believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support, servicing and recordkeeping functions. The Distributor intends to engage banks to perform only such functions with respect to the Funds. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Company's Board of Directors would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Funds may execute transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of Fund investments for the securities of such depository institutions.

                                   PERFORMANCE

As noted in the Prospectus, the Funds may from time to time quote various performance figures to illustrate the Funds' past performance. They may also occasionally cite statistics to reflect the volatility or risk of their portfolios.

A Fund's "Standardized Return," as referred to in the Prospectus (see "Performance Information") is calculated as follows: Standardized Return ("T") is computed by using the value at the end of the period ("V") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1 + T)(n)=EV (the ending redeemable value of initial investment). The following assumptions will be reflected in computations made in accordance with this formula: (1) deduction of the maximum front-end sales charge of 4.95% from the $1,000 initial investment (Class A shares only); (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Company's Board of Directors; (3) a complete redemption at the end of any period illustrated, and (4) deduction of any applicable CDSC. The Standardized Returns of the Class A shares of the following Funds for the periods indicated are:

                           INTERNATIONAL     EMERGING   SMALLER     GLOBAL
                               EQUITY        MARKETS   COMPANIES  INCOME FUND
                                FUND           FUND       FUND
                           -------------     --------  ---------

Jan 1, 1994 - Dec 31, 1994    -12.98%        -16.97%      22.34%    -13.66%
Jan 1, 1993 - Dec 31, 1993     46.85%         70.83%      50.65%     11.79%
Jan 7, 1992 - Dec 31, 1993     18.10%         35.72%       n/a       10.47%




                                             PACIFIC         LATIN
                                             STRATEGY       AMERICA
                                               FUND          FUND
                                             -------        -------

Jan 1, 1994 - Dec 31, 1994                   -16.44%          n/a
Mar 7, 1994 - Dec 31, 1994                     n/a          -21.04%

"Non-Standardized Return," as referred to in the Prospectus, is calculated for a specified period of time by assuming the investment of $1,000 in Fund shares and further assuming the reinvestment of all dividends and distributions made to Fund shareholders in additional Fund shares at their net asset value. Percentage rates of return are then calculated by comparing this assumed initial investment to the value of the hypothetical account at the end of the period for which the Non-Standardized Return is quoted. The Funds do not take sales charges into account in calculating Non-Standardized Return, and the inclusion of such charges would reduce such return.

Current yield ("YIELD") is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the SEC:

                           YIELD = 2[(a-b + 1)(6) - 1]
                                      ---
                                     cd

The YIELD of the Class A shares of the Global Income Fund for the one month period ended December 31, 1994 was 8.07%.

As of January 1, 1995, all of the outstanding shares of each Fund were redesignated as Class A shares without any other changes, and Class B and Class C shares were authorized for issuance. Yield and total return are calculated separately for Class A, Class B and Class C shares of each Fund. Class A total return figures included the maximum front-end sales charge of 4.95%; Class B and Class C total return figures include any applicable CDSC. Because of the differences in sales charges and distribution charges, the total returns for each of the classes of the same Fund will differ. Each Fund will include performance data for its Class A, Class B and Class C shares in any advertisement or information including performance data of the Fund.

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objectives and policies. Each Fund and the Distributor may from time to time compare the Funds with the following:

    (1) Various Salomon Brothers World Bond Indices, which measure the total return performance of high-quality securities in major sectors of the worldwide bond markets.

    (2) The Shearson Lehman Government Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Aa by Moody's Investors Service or AA by Standard & Poor's, or, in the case of bonds not rated by Moody's or Standard & Poor's, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations).

    (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

    (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

    (5) Data and mutual fund rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), Morningstar Inc. ("Morningstar"), Micropal, Inc. ("Micropal"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Company Services ("Wiesenberger") and/or other companies that rank or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, each Fund may be compared to its "peer group" as defined by Lipper, Morningstar, Micropal, CDA, Wiesenberger and/or other firms, as applicable or to specific funds or groups of funds within or without such peer group.

    (6) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and a GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

    (7) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

    (8) Standard & Poor's "500" Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S., and Russell 2000 Index, NASDAQ Composite Index and the Wilshire 500 Stock Index, which are recognized indices composed of capitalization-weighted average share prices of smaller company stocks.

    (9) Salomon Brothers Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

    (10) Dow Jones Industrial Average.

    (11) Financial News Composite Index.

    (12) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 800 companies located in Europe, Australia and the Far East.

    (13) International Finance Corporation (IFC) Emerging Markets Data Base which provides detailed statistics on bond and stock markets in developing countries.

    (14) J.P. Morgan & Co. Bond Indices, including, among others, the J.P. Morgan Traded Government Bond Index which is an index composed of liquid non-U.S. fixed income securities based on market weightings and currency since 1986.

    (15) Chemical Emerging Markets Debt Index.

    (16) Morgan Stanley Capital International Latin America Emerging Market Indices, including the Morgan Stanley Emerging Markets Free Latin America Index (which excludes securities issued by Mexican banks and securities companies which cannot be purchased by foreigners) and the Morgan Stanley Emerging Markets Global Latin America Index. Both indices include 60% of the market capitalization of the following countries: Argentina, Brazil, Chile, and Mexico. The indices are weighted by market capitalization and are calculated without dividends reinvested.

    (17) International Financial Corporation ("IFC") Latin American Indices which include 60% of the market capitalization in the covered countries and are market weighted. One index includes reinvestment of dividends and one does not.

Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Bear Stearns & Co., Inc.; Morgan Stanley; and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board. In addition, performance rankings and ratings reported periodically in national financial publications, including but not limited to MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL and BARRON'S may also be used.

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                              FINANCIAL STATEMENTS

Audited financial statements for the fiscal year ended December 31, 1994 for the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Funds, Latin America Funds, and Global Income Fund are included in those Funds' Annual Report to Shareholders dated December 31, 1994. Such financial statements (but no other portion of such Annual Report) are incorporated herein by this reference.

Any person who desires a copy of the most recent financial statements for any of the other Govett Funds should call or write Van Kampen American Capital Distributors, Inc. to obtain a free copy.

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